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                                                                    EXHIBIT 10.6

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
                                                        DSHS Contract Number:
                       CLIENT SERVICE CONTRACT          0312-16028
                                                        Resulting From Solicitation Number:

[LOGO OF DEPARTMENT OF SOCIAL AND HEALTH SERVICES]

This Contract is between the State of Washington        Program Contract Number:
Department of Social and Health Services (DSHS)
and the Contractor identified below.                    Contractor Contract Number:

CONTRACTOR NAME                                 CONTRACTOR doing business as (DBA)

Molina Healthcare of Washington, Inc.

CONTRACTOR ADDRESS                              WASHINGTON UNIFORM BUSINESS    DSHS INDEX NUMBER
                                                IDENTIFIER (UBI)

21540 30th Dr. SE, Suite 400                    600-546-648                    24261
PO Box 1469
Bothell, WA 98041

CONTRACTOR CONTACT        CONTRACTOR TELEPHONE        CONTRACTOR FAX         CONTRACTOR E-MAIL ADDRESS

Peggy Wanta               (425) 424-1146 Ext:         (425) 424-1182         peggyw@molinahealthcare.com

DSHS ADMINISTRATION       DSHS DIVISION                    DSHS CONTRACT CODE

Medical Assistance        Program Support                  7000XC
Administration

DSHS CONTACT NAME AND TITLE          DSHS CONTACT ADDRESS

Michael Paulson                      P O Box 45530
MAA Program Manager
                                     Olympia, WA 98504-5630

DSHS CONTACT TELEPHONE            DSHS CONTACT FAX                 DSHS CONTACT E-MAIL ADDRESS

(360) 725-1641 Ext                (360) 753-7315                   paulsmj@dshs.wa.gov

IS THE CONTRACTOR A SUBRECIPIENT FOR PURPOSES OF THIS CONTRACT?  CFDA NUMBER(S)

No

CONTRACT START DATE               CONTRACT END DATE                CONTRACT MAXIMUM AMOUNT

01/01/2003                        12/31/2003                       $0.00

EXHIBITS, When the box below is marked with an X, the following Exhibits are attached and are incorporated into this Contract by reference:
[X] Exhibits (specify): A through E

[ILLEGIBLE]

CONTRACTOR SIGNATURE              PRINTED NAME AND TITLE                DATE SIGNED
/s/                               Ann Koontz, President & CEO           12-10-02

DSHS SIGNATURE                    PRINTED NAME AND TITLE                DATE SIGNED
/s/                               Charles H. Pugh, Supervisor           16-Dec-02
                                  Contracts Coordination Unit
                                  Medical Assistance Administration

DSHS Central Contract Services
Client Service Contract #6012XF (12-13-00)

                                                                   Page 1

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                    DEPARTMENT OF SOCIAL AND HEALTH SERVICES

                        MEDICAL ASSISTANCE ADMINISTRATION

                                  2003 CONTRACT

                                       FOR

                                 HEALTHY OPTIONS

                                       AND

                             STATE CHILDREN'S HEALTH
                                 INSURANCE PLAN

              APPROVED AS TO FORM BY THE ATTORNEY GENERAL'S OFFICE

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                                TABLE OF CONTENTS


1.   DEFINITIONS................................................................................................ 1

   1.1    ANCILLARY SERVICES.................................................................................... 1
   1.2    CHILDREN WITH SPECIAL HEALTH CARE NEEDS............................................................... 1
   1.3    COMPARABLE COVERAGE................................................................................... 1
   1.4    COVERED SERVICES...................................................................................... 1
   1.5    DUAL COVERAGE......................................................................................... 1
   1.6    EPSDT................................................................................................. 1
   1.7    ELIGIBLE CLIENTS...................................................................................... 1
   1.8    EMERGENCY MEDICAL CONDITION........................................................................... 1
   1.9    ENROLLEE.............................................................................................. 2
   1.10     MANAGED CARE........................................................................................ 2
   1.11     MEDICALLY NECESSARY SERVICES........................................................................ 2
   1.12     PARTICIPATING PROVIDER.............................................................................. 2
   1.13     PEER-REVIEWED MEDICAL LITERATURE.................................................................... 2
   1.14     PHYSICIAN GROUP..................................................................................... 2
   1.15     PHYSICIAN INCENTIVE PLAN............................................................................ 2
   1.16     PRIMARY CARE PROVIDER (PCP)......................................................................... 3
   1.17     RISK................................................................................................ 3
   1.18     SERVICE AREA........................................................................................ 3
   1.19     SCHIP............................................................................................... 3
   1.20     SUBCONTRACT......................................................................................... 3

2.   ENROLLMENT................................................................................................. 3

   2.1    SERVICE AREA.......................................................................................... 3
   2.2    ELIGIBLE CLIENT GROUPS................................................................................ 4
   2.3    CLIENT NOTIFICATION................................................................................... 4
   2.4    EXEMPTION FROM ENROLLMENT............................................................................. 5
   2.5    ENROLLMENT PERIOD..................................................................................... 5
   2.6    ENROLLMENT PROCESS.................................................................................... 5
   2.7    EFFECTIVE DATE OF ENROLLMENT.......................................................................... 5
   2.8    ENROLLMENT LISTING AND REQUIREMENTS FOR CONTRACTOR'S RESPONSE......................................... 6
   2.9    TERMINATION OF ENROLLMENT............................................................................. 6

3.   PAYMENT................................................................................................... 10

   3.1    RATES/PREMIUMS....................................................................................... 10
   3.2    DELIVERY CASE RATE PAYMENT........................................................................... 11
   3.3    RENEGOTIATION OF RATES............................................................................... 11
   3.4    REINSURANCE/RISK PROTECTION.......................................................................... 11
   3.5    RECOUPMENTS.......................................................................................... 11
   3.6    ENROLLEE HOSPITALIZED AT ENROLLMENT.................................................................. 12
   3.7    ENROLLEE HOSPITALIZED AT DISENROLLMENT............................................................... 12
   3.8    THIRD-PARTY LIABILITY (TPL).......................................................................... 13
   3.9    SUBROGATION RIGHTS OF THIRD-PARTY LIABILITY.......................................................... 13

4.   ACCESS AND CAPACITY....................................................................................... 14

   4.1    NETWORK CAPACITY..................................................................................... 14
   4.2    ACCESSIBILITY OF SERVICES............................................................................ 14
   4.3    24/7 AVAILABILITY.................................................................................... 14
   4.4    APPOINTMENT STANDARDS................................................................................ 15
   4.5    PROVIDER NETWORK-DISTANCE STANDARDS.................................................................. 15
   4.6    ACCESS TO SPECIALTY CARE............................................................................. 16
   4.7    EQUAL ACCESS FOR ENROLLEES WITH COMMUNICATION BARRIERS............................................... 16

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
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
   4.8    AMERICANS WITH DISABILITIES ACT...................................................................... 18
   4.9    CAPACITY LIMITS AND ORDER OF ACCEPTANCE.............................................................. 18
   4.10     ASSIGNMENT OF ENROLLEES............................................................................ 18
   4.11     PROVIDER NETWORK CHANGES........................................................................... 19
   4.12     WOMEN'S HEALTH CARE SERVICES....................................................................... 20
   4.13     MATERNITY NEWBORN LENGTH OF STAY................................................................... 20

5.   QUALITY OF CARE........................................................................................... 20

   5.1    QUALITY IMPROVEMENT PROGRAM.......................................................................... 20
   5.2    ACCREDITATION........................................................................................ 20
   5.3    NOTICE REQUIREMENTS FOR DENIED, DISCONTINUED, OR MODIFIED SERVICE.................................... 20
   5.4    ENROLLEE COMPLAINTS AND APPEALS, INCLUDING INDEPENDENT REVIEW........................................ 21
   5.5    FAIR HEARING......................................................................................... 21
   5.6    EPSDT/IMMUNIZATIONS.................................................................................. 23
   5.7    PROVIDER EDUCATION................................................................................... 23
   5.8    CLAIMS PAYMENT STANDARDS............................................................................. 23
   5.9    QUALITY IMPROVEMENT STUDIES.......................................................................... 24
   5.10     HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT................................................ 24
   5.11     PRACTICE GUIDELINES................................................................................ 25
   5.12     ADVANCE DIRECTIVES................................................................................. 25

6.   REPORTING REQUIREMENTS.................................................................................... 25

   6.1    CERTIFICATION REQUIREMENTS........................................................................... 25
   6.2    HEDIS(R) MEASURES.................................................................................... 26
   6.3    ENCOUNTER DATA....................................................................................... 27
   6.4    INTEGRATED PROVIDER NETWORK DATABASE (IPND).......................................................... 27
   6.5    MONTHLY ADJUSTMENT REPORT FOR FQHC/RHC ENROLLEES..................................................... 28
   6.6    ENROLLEE MORTALITY................................................................................... 28
   6.7    CAHPS................................................................................................ 28
   6.8    DENIALS, COMPLAINT AND APPEALS....................................................................... 29
   6.9    DRUG FORMULARY REVIEW AND APPROVAL................................................................... 30
   6.10     FRAUD AND ABUSE.................................................................................... 30
   6.11     FIVE PERCENT EQUITY................................................................................ 31

7.   GENERAL TERMS AND CONDITIONS.............................................................................. 31

   7.1    COMPLETE AGREEMENT................................................................................... 31
   7.2    MODIFICATION......................................................................................... 31
   7.3    WAIVER............................................................................................... 31
   7.4    LIMITATION OF AUTHORITY.............................................................................. 31
   7.5    NOTICES.............................................................................................. 31
   7.6    FORCE MAJEURE........................................................................................ 32
   7.7    SANCTIONS............................................................................................ 32
   7.8    ASSIGNMENT OF THIS AGREEMENT......................................................................... 33
   7.9    HEADINGS NOT CONTROLLING............................................................................. 33
   7.10     ORDER OF PRECEDENCE................................................................................ 33
   7.11     PROPRIETARY RIGHTS................................................................................. 34
   7.12     COVENANT AGAINST CONTINGENT FEES................................................................... 34
   7.13     ENROLLEES' RIGHT TO OBTAIN A CONVERSION AGREEMENT.................................................. 34
   7.14     RECORDS MAINTENANCE AND RETENTION.................................................................. 34
   7.15     ACCESS TO FACILITIES AND RECORDS................................................................... 35
   7.16     SOLVENCY........................................................................................... 35
   7.17     COMPLIANCE WITH ALL APPLICABLE LAWS AND REGULATIONS................................................ 36
   7.18     NONDISCRIMINATION.................................................................................. 37
   7.19     REVIEW OF CLIENT INFORMATION....................................................................... 37
   7.20     CONTRACTOR NOT EMPLOYEES OF DSHS................................................................... 37
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
   7.21     DSHS NOT GUARANTOR................................................................................. 37
   7.22     MUTUAL INDEMNIFICATION AND HOLD HARMLESS........................................................... 37
   7.23     DISPUTES........................................................................................... 37
   7.24     GOVERNING LAW AND VENUE............................................................................ 38
   7.25     SEVERABILITY....................................................................................... 38
   7.26     EXCLUDED PERSONS................................................................................... 38
   7.27     FRAUD AND ABUSE REQUIREMENTS....................................................................... 39

8.   SUBCONTRACTS.............................................................................................. 40

   8.1    CONTRACTOR REMAINS LEGALLY RESPONSIBLE............................................................... 40
   8.2    SOLVENCY REQUIREMENTS FOR SUBCONTRACTORS............................................................. 40
   8.3    REQUIRED PROVISIONS.................................................................................. 40
   8.4    HEALTH CARE PROVIDER SUBCONTRACTS.................................................................... 41
   8.5    HEALTH CARE PROVIDER SUBCONTRACTS DELEGATING ADMINISTRATIVE FUNCTIONS................................ 42
   8.6    EXCLUDED PROVIDERS................................................................................... 42
   8.7    HOME HEALTH PROVIDERS................................................................................ 43
   8.8    PHYSICIAN INCENTIVE PLANS............................................................................ 43
   8.9    PAYMENT TO FQHCs/RHCs................................................................................ 46

9.   TERM AND TERMINATION...................................................................................... 46

   9.1    TERM................................................................................................. 46
   9.2    TERMINATION FOR CONVENIENCE.......................................................................... 46
   9.3    TERMINATION BY THE CONTRACTOR FOR DEFAULT............................................................ 47
   9.4    TERMINATION BY DSHS FOR DEFAULT...................................................................... 47
   9.5    MANDATORY TERMINATION................................................................................ 48
   9.6    TERMINATION FOR REDUCTION IN FUNDING................................................................. 48
   9.7    INFORMATION ON OUTSTANDING CLAIMS AT TERMINATION..................................................... 48
   9.8    CONTINUED RESPONSIBILITIES........................................................................... 49
   9.9    ENROLLEE NOTICE OF TERMINATION....................................................................... 49

10.  SERVICE DELIVERY.......................................................................................... 49

   10.1     SCOPE OF SERVICES.................................................................................. 49
   10.2     MEDICAL NECESSITY DETERMINATION.................................................................... 50
   10.3     ENROLLEE CHOICE OF PCP............................................................................. 51
   10.4     COORDINATION OF CARE............................................................................... 52
   10.5     SECOND OPINIONS.................................................................................... 52
   10.6     ENROLLEE SELF-DETERMINATION........................................................................ 53
   10.7     COMPLIANCE WITH FEDERAL REGULATIONS FOR STERILIZATIONS AND HYSTERECTOMIES.......................... 53
   10.8     PROGRAM INFORMATION................................................................................ 53
   10.9     CONFIDENTIALITY OF ENROLLEE INFORMATION............................................................ 53
   10.10    MARKETING.......................................................................................... 54
   10.11    INFORMATION REQUIREMENTS FOR ENROLLEES AND POTENTIAL ENROLLEES..................................... 54
   10.12    PHYSICIAN INCENTIVE PLAN INFORMATION............................................................... 56
   10.13    FAIR HEARING INFORMATION........................................................................... 56
   10.14    PROHIBITION ON ENROLLEE CHARGES FOR COVERED SERVICES............................................... 56
   10.15    PROHIBITION ON PROVIDER/ENROLLEE DISCUSSION LIMITATIONS............................................ 56
   10.16    PROVIDER LICENSE NONDISCRIMINATION................................................................. 56
   10.17    EXPERIMENTAL AND INVESTIGATIONAL SERVICES.......................................................... 56

11.  SCHEDULE OF BENEFITS...................................................................................... 58

   11.1     COVERED SERVICES................................................................................... 58
   11.2     EXCLUSIONS......................................................................................... 64

NCQA STANDARDS 2003............................................................................................  2

CONDUCT OF THE APPEAL PROGRAM AS FOLLOWS:...................................................................... 10

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

   MEDICAL RECORDS............................................................................................. 21

EXHIBIT A            QUALITY IMPROVEMENT PROGRAM 2003 STANDARDS
EXHIBIT B            WAC 388-538 MANAGED CARE
EXHIBIT C-1          2003 HEALTHY OPTIONS/SCHIP ENCOUNTER DATA SPECIFICATIONS
EXHIBIT C-2 (a)      2003 IPND REPORTING REQUIREMENTS
EXHIBIT C-2 (b)      IPND ESCALATION PROCEDURE
EXHIBIT D            PREMIUMS, SERVICE AREAS, AND CAPACITY
EXHIBIT E            WAC 388-542 CHILDREN'S HEALTH INSURANCE PLAN

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                                                        2003 HO & SCHIP Contract

1.      DEFINITIONS

        The following definitions shall apply to this agreement:

        1.1. ANCILLARY SERVICES means health services ordered by a provider including but not limited to, laboratory services, radiology services, and physical therapy.

        1.2. CHILDREN WITH SPECIAL HEALTH CARE NEEDS means children identified by DSHS to the Contractor as meeting federal guidelines for such children. For the term of this agreement, DSHS will limit such identification to children served under the provisions of Title V of the Social Security Act.

        1.3. COMPARABLE COVERAGE means an enrollee has other insurance which DSHS has determined provides a full scope of health care benefits.

        1.4. COVERED SERVICES means medically necessary services, as set forth in Section 11, Schedule of Benefits, covered under the terms of this agreement.

        1.5. DUAL COVERAGE means an enrollee is privately enrolled on any basis with the Contractor and simultaneously enrolled with the Contractor under Healthy Options/SCHIP.

        1.6. EPSDT (Early, Periodic Screening, Diagnosis and Treatment) means a package of services in a preventive (well child) exam covered by Medicaid as defined in the Social Security Act (SSA) Section 1905(r). Services covered by Medicaid include a complete health history and developmental assessment, an unclothed physical exam, immunizations, laboratory tests, health education and anticipatory guidance, and screenings for: vision, dental, substance abuse, mental health and hearing, as well as any medically necessary services found to be necessary during the EPSDT exam. EPSDT services covered by the Contractor are described in Section 11, Schedule of Benefits.

        1.7. ELIGIBLE CLIENTS means DSHS clients certified eligible by the DSHS, living in the service area, and eligible to enroll for health care services under the terms of this agreement, as described in Section 2.2.

        1.8. EMERGENCY MEDICAL CONDITION means a medical condition manifesting itself by acute symptoms of sufficient severity (including severe pain) such that a prudent layperson, who possesses an average knowledge of health and medicine, could reasonably expect the absence of immediate medical attention to result in: (a) placing the health of the individual (or, with respect to a pregnant woman, the health of the woman or her unborn child) in

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                                                        2003 HO & SCHIP Contract

                serious jeopardy; (b) serious impairment to bodily functions; or
                (c) serious dysfunction of any bodily organ or part (42 USC 1396u-2(b)(2)(c)).

        1.9. ENROLLEE means an individual eligible for any medical program who is enrolled in Healthy Options/SCHIP managed care through a health care plan having an agreement with DSHS.

        1.10. MANAGED CARE means a prepaid, comprehensive system of medical and health care delivery, including preventive, primary, specialty and ancillary health services.

        1.11. MEDICALLY NECESSARY SERVICES means services which are reasonably calculated to prevent, diagnose, correct, cure, alleviate, or prevent the worsening of conditions that endanger life, cause suffering or pain, result in illness or infirmity, threaten to cause or aggravate a handicap, or cause physical deformity or malfunction, and there is no other equally effective, more conservative or substantially less costly course of treatment available or suitable for the enrollee requesting the service. For the purpose of this agreement, course of treatment may include mere observation or, where appropriate, no treatment at all. Medically necessary services shall include, but not be limited to, diagnostic, therapeutic, and preventive services that are generally and customarily provided in the service area (WAC 388-500-0005.)

        1.12. PARTICIPATING PROVIDER means a person, practitioner as defined in the Quality Improvement Program 2003 Standards, Exhibit A, or entity with a written agreement with the Contractor to provide services to enrollees under the terms of this agreement.

        1.13. PEER-REVIEWED MEDICAL LITERATURE means medical literature published in professional journals that submit articles for review by experts who are not part of the editorial staff. It does not include publications or supplements to publications primarily intended as marketing material for pharmaceutical, medical supplies, medical devices, health service providers, or insurance carriers.

        1.14. PHYSICIAN GROUP means a partnership, association, corporation, individual practice association, or other group that distributes income from the practice among its members. An individual practice association is a physician group only if it is composed of individual physicians and has no subcontracts with physician groups (42 CFR 434.70).

        1.15. PHYSICIAN INCENTIVE PLAN means any compensation arrangement between the Contractor and a physician or physician group that may directly or indirectly have the effect of reducing or limiting services to enrollees under the terms of this agreement (42 CFR 434.70).

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                                                        2003 HO & SCHIP Contract

        1.16. PRIMARY CARE PROVIDER (PCP) means a participating provider who has the responsibility for supervising, coordinating, and providing primary health care to enrollees, initiating referrals for specialist care, and maintaining the continuity of enrollee care. PCPs include, but are not limited to Pediatricians, Family Practitioners, General Practitioners, Internists, Physician Assistants (under the supervision of a physician), or Advanced Registered Nurse Practitioners (ARNP), as designated by the Contractor.

        1.17. RISK means the possibility that a loss may be incurred because the cost of providing services may exceed the payments made for services (42 CFR 434.2). When applied to subcontractors, loss includes the loss of potential payments made as part of a physician incentive plan, as defined in Section 1.15.

        1.18. SERVICE AREA means the geographic area covered by this agreement as described in Section 2.1.

        1.19.   SCHIP: State Children's Health Insurance Program.

        1.20. SUBCONTRACT means a written agreement between the Contractor and a subcontractor, or between a subcontractor and another subcontractor, to perform all or a portion of the duties and obligations the Contractor is obligated to perform pursuant to this agreement.

2.      ENROLLMENT

        2.1.    SERVICE AREAS:

             2.1.1. The Contractor's service areas are described in Exhibit D, Premiums, Service Areas, and Capacity.

             2.1.2.    Clients in the eligibility groups described in Section
                       2.2 are eligible to enroll with the Contractor if they reside in the Contractor's service areas.

             2.1.3.    Service Area Changes:

               2.1.3.1. With the written approval of DSHS, the Contractor may expand into additional service areas at any time by giving written notice to DSHS, along with evidence, as DSHS may require, to demonstrate the Contractor's ability to support the expansion. DSHS may withhold approval of a requested expansion, if, in DSHS' sole judgment, the requested expansion is not in the best interest of DSHS.

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                                                        2003 HO & SCHIP Contract

               2.1.3.2. The Contractor may decrease service areas by giving DSHS ninety (90) days written notice. The decrease shall not be effective until the first day of the month which falls after the ninety (90) days has elapsed.

               2.1.3.3. The Contractor shall notify enrollees affected by any service area decrease sixty (60) calendar days prior to the effective date. Notices must have prior approval of DSHS. If the Contractor fails to notify affected enrollees of a service area decrease sixty (60) calendar days prior to the effective date, the decrease shall not be effective until the first day of the month which falls sixty (60) calendar days from the date the Contractor notifies enrollees.

             2.1.4. If the U.S. Postal Service alters the zip code numbers or zip code boundaries within the Contractor's service areas, DSHS shall alter the service area zip code numbers or the boundaries of the service areas with input from the affected contractors.

             2.1.5. DSHS shall determine, in its sole judgment, which zip codes fall within each service area. No zip code will be split between service areas.

             2.1.6. DSHS will determine whether an enrollee resides within a service area.

        2.2. ELIGIBLE CLIENT GROUPS: DSHS shall determine eligibility for enrollment under this agreement. Clients in the following eligibility groups at the time of enrollment are eligible for enrollment under this agreement, and must enroll in Healthy Options/SCHIP unless the enrollee has dual coverage as defined in Section 1.5, has comparable coverage as defined in Section 1.3, or is exempted pursuant to Section 2.4.

             2.2.1.    Clients receiving Medicaid under Social Security Act
                       (SSA) provisions for coverage of families receiving Temporary Assistance for Needy Families and clients who are not eligible for cash assistance who remain eligible for Medicaid.

             2.2.2. Children, from birth through eighteen years of age, eligible for Medicaid under expanded pediatric coverage provisions of the Social Security Act ("H" Children).

             2.2.3. Pregnant Women, eligible for Medicaid under expanded maternity coverage provisions of the Social Security Act ("S" women).

             2.2.4.    Children eligible for SCHIP.

        2.3. CLIENT NOTIFICATION: DSHS shall notify eligible clients of their rights and responsibilities as Healthy Options/SCHIP enrollees at the time of initial

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                                                        2003 HO & SCHIP Contract

                eligibility determination and eligibility review. The Contractor shall provide enrollees with additional information as described in this agreement, including the Quality Improvement Program 2003 Standards, Exhibit A.

        2.4. EXEMPTION FROM ENROLLMENT: A client may request exemption from enrollment. Each request for exemption will be reviewed by DSHS pursuant to WAC 388-538, Exhibit B or WAC 388-542, Exhibit E. When the client is already enrolled with the Contractor and wishes to be exempted, the exemption request will be treated as a disenrollment request consistent with the provisions of
                Section 2.9.

        2.5. ENROLLMENT PERIOD: Subject to the provisions of Section 2.7, enrollment is continuously open. Enrollees shall have the right to change enrollment prospectively, from one Healthy Options/SCHIP plan to another without cause, each month (42 CFR 434.27).

        2.6. ENROLLMENT PROCESS: To enroll with the Contractor, the client, his/her representative or his/her responsible parent or guardian must complete and submit a DSHS enrollment form to DSHS, or call the DSHS, Medical Assistance Administration's (MAA) toll-free enrollment number. If the client does not exercise his/her right to choose a Healthy Options/SCHIP plan, DSHS will assign the client, and all eligible family members, to a Healthy Options/SCHIP plan in accord with section 4.10 of this agreement.

                DSHS will make every effort to enroll all family members with the same Healthy Options/SCHIP plan. If a family member is covered by the Basic Health Plan, DSHS will make every effort to enroll the remainder of the family with the same managed care plan if the plan contracts with DSHS to provide Healthy Options/SCHIP. If the plan does not contract with DSHS, the remaining family members will be enrolled with a single, but different Healthy Options/SCHIP plan of the client's choice, or the client will be assigned as described above if they do not choose.

        2.7.    EFFECTIVE DATE OF ENROLLMENT:

             2.7.1. Except for newborns, enrollment with the Contractor shall be effective on the later of the following dates:

               2.7.1.1. If the enrollment is processed on or before the DSHS cut-off date for enrollment, enrollment shall be effective the first day of the month following the month in which the enrollment is processed; or

               2.7.1.2. If the enrollment is processed after the DSHS cut-off date for enrollment, enrollment shall be effective the first day of the second month following the month in which the enrollment is processed.

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                                                        2003 HO & SCHIP Contract

             2.7.2. Newborns whose mothers are enrollees shall be deemed enrollees and enrolled beginning from the newborn's date of birth or the mother's date of enrollment, whichever is later. If the mother is disenrolled before the newborn receives a separate client identifier from DSHS, the newborn's coverage shall end when the mother's coverage ends, except as provided in Section 3.7.

             2.7.3. Adopted children shall be covered consistent with the provisions of Title 48 RCW.

             2.7.4. No retroactive coverage is provided under this agreement, except as described in this section.

        2.8.    ENROLLMENT LISTING AND REQUIREMENTS FOR CONTRACTOR'S RESPONSE:

             2.8.1. Before the end of each month DSHS will provide the Contractor with a list of enrollees whose enrollment is terminated the end of that month, and a list of the Contractor's enrollees for the following month.

             2.8.2. The Contractor shall have ten (10) calendar days from the receipt of the enrollment listing to notify DSHS in writing of the refusal of an application for enrollment or any discrepancy regarding DSHS' proposed enrollment effective date. Written notice shall include the reason for refusal and must be agreed to by DSHS. The effective date of enrollment specified by DSHS shall be considered accepted by the Contractor and shall be binding if the notice is not timely or DSHS does not agree with the reasons stated in the notice. Subject to DSHS approval, the Contractor may refuse to accept an enrollee for the following reasons:

               2.8.2.1. DSHS has enrolled the enrollee with the Contractor in a service area the Contractor is not contracted for.

               2.8.2.2. The enrollee is not eligible for enrollment under the terms of this agreement.

        2.9.    TERMINATION OF ENROLLMENT:

             2.9.1. VOLUNTARY TERMINATION: Enrollees may request termination of enrollment by submitting a written request to terminate enrollment to DSHS or by calling the Medical Assistance Customer Service Center (MACSC) toll-free enrollment number. Requests for termination of enrollment may be made to enroll with another Healthy Options plan, or to disenroll from Healthy Options as provided in WAC 388-538, Exhibit B or WAC 388-542, Exhibit E. Except as provided in WAC 388-538, Exhibit B or WAC 388-542, Exhibit E, enrollees whose enrollment is terminated will be prospectively disenrolled. DSHS shall notify the Contractor of enrollee

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                                                        2003 HO & SCHIP Contract

                       terminations pursuant to Section 2.8. The Contractor may not request voluntary disenrollment on behalf of an enrollee.

             2.9.2.    INVOLUNTARY TERMINATION INITIATED BY DSHS FOR
                       INELIGIBILITY: The enrollment of any enrollee under this agreement shall be terminated if the enrollee becomes ineligible for enrollment due to a change in eligibility status.

               2.9.2.1. When an enrollee's enrollment is terminated for ineligibility, the termination shall be effective:

                 2.9.2.1.1. The first day of the month following the month in which the termination is processed by DSHS if the termination is processed on or before the DSHS cut-off date for enrollment or the Contractor is informed by DSHS of the termination prior to the first day of the month following the month in which the termination is processed by DSHS.

                 2.9.2.1.2. Effective the first day of the second month following the month in which the termination is processed if the termination is processed after the DSHS cut-off date for enrollment and the Contractor is not informed by DSHS of the termination prior to the first day of the month following the month in which the termination is processed by DSHS.

               2.9.2.2.       Enrollees Eligible for Social Security Income
                              (SSI):

                 2.9.2.2.1. Enrollees determined by the Social Security Administration (SSA) to be eligible for SSI in calendar year 2003 shall be ineligible for services under the terms of this agreement when DSHS receives the SSI eligibility information from the Social Security Administration through the electronic State Data Exchange (SDX). Such enrollees will be disenrolled prospectively as described in Section 2.9.2.1. DSHS shall not recoup any premiums for enrollees determined SSI eligible effective in 2003 and the Contractor shall be responsible for providing services under the terms of this agreement until the effective date of disenrollment.

                 2.9.2.2.2. Enrollees determined by the SSA to be eligible for SSI prior to calendar year 2003 shall be ineligible for services under the terms of this agreement when DSHS receives the SSI eligibility information from the Social Security Administration through the electronic State Data Exchange (SDX). Such enrollees will be disenrolled prospectively as described in

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                                                        2003 HO & SCHIP Contract

                                Section 2.9.2.1. DSHS shall recoup premiums paid prior to calendar year 2003 in accord with
                                Section 3.5.5.

                 2.9.2.2.3. If the Contractor believes an enrollee has been determined by SSA to be eligible for SSI, the Contractor shall present documentation of such eligibility to DSHS, DSHS will attempt to verify the eligibility and, if the enrollee is SSI eligible, DSHS will act upon SSI eligibility in accord with this section.

             2.9.3. INVOLUNTARY TERMINATION INITIATED BY DSHS FOR COMPARABLE COVERAGE OR DUAL COVERAGE:

               2.9.3.1. The Contractor shall notify DSHS as set forth below when an enrollee has health care insurance coverage with the Contractor or any other carrier:

                 2.9.3.1.1. Within fifteen (15) working days when an enrollee is verified as having dual coverage, as defined in Section 1.5.

                 2.9.3.1.2. Within sixty (60) calendar days of when the Contractor becomes aware that an enrollee has any health care insurance coverage with any other insurance carrier. The Contractor is not responsible for the determination of comparable coverage, as defined in Section 1.3.

               2.9.3.2. DSHS will involuntarily terminate the enrollment of any enrollee with dual coverage or comparable coverage as follows:

                 2.9.3.2.1. When the enrollee has dual coverage which has been verified by DSHS, DSHS shall terminate enrollment retroactively to the beginning of the month of dual coverage and recoup premiums as describe in Section 3.5.

                 2.9.3.2.2. When the enrollee has comparable coverage which has been verified by DSHS, DSHS shall terminate enrollment effective the first day of the second month following the month in which the termination is processed if the termination is processed on or before the DSHS cut-off date for enrollment or, effective the first day of the third month following the month in which the termination is processed if the termination is processed after the DSHS cut-off date for enrollment.

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

                                                        2003 HO & SCHIP Contract

             2.9.4. INVOLUNTARY TERMINATION INITIATED BY THE CONTRACTOR: To request involuntary termination of an enrollee, the Contractor must send written notice to DSHS as described in Section 7.5. DSHS shall approve or disapprove the request for termination within thirty (30) working days of receipt of such notice. For the termination to be effective, DSHS must approve the termination request, notify the Contractor, and disenroll the enrollee. The Contractor shall continue to provide services to the enrollee until s/he is disenrolled. DSHS will not disenroll an enrollee solely due to a request based on an adverse change in the enrollee's health status or the cost of meeting the enrollee's health care needs (WAC 388-538-130, Exhibit B). DSHS shall involuntarily terminate the enrollee when the Contractor has substantiated in writing:

               2.9.4.1. The enrollee's behavior is inconsistent with the Contractor's rules and regulations, such as intentional misconduct.

               2.9.4.2. The Contractor has provided a clinically appropriate evaluation to determine whether there is a treatable condition contributing to the enrollee's behavior and such evaluation either finds no treatable condition to be contributing, or, after evaluation and treatment, the enrollee's behavior continues to prevent the provider from safely or prudently providing medical care to the enrollee.

               2.9.4.3. The enrollee received written notice from the Contractor of its intent to request the enrollee's disenrollment, unless the requirement for notification has been waived by DSHS because the enrollee's conduct presents the threat of imminent harm to others. The Contractor's notice to the enrollee must include the following:

                 2.9.4.3.1. The enrollee's right to use the Contractor's appeal process to review the request to end the enrollee's enrollment.

                 2.9.4.3.2. The enrollee's right to use the DSHS fair hearing process.

             2.9.5. An enrollee whose enrollment is terminated for any reason, other than incarceration, at any time during the month is entitled to receive covered services, as described in Section 10.1, at the Contractor's expense, through the end of that month.

                       In no event will an enrollee be entitled to receive services and benefits under this agreement after the last day of the month in which his or her enrollment is terminated, except as provided in Section 3.7.

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

                                                        2003 HO & SCHIP Contract

3.      PAYMENT

        3.1. RATES/PREMIUMS: Subject to the provisions of Section 7.7, Intermediate Sanctions, DSHS shall pay a monthly premium for each enrollee in full consideration of the work to be performed by the Contractor under this agreement. DSHS shall pay the Contractor, on or before the tenth (10th) working day of the month based on the DSHS list of enrollees whose enrollment is ongoing or effective on the first day of said calendar month. Such payment will be denied for new enrollees when, and for so long as, payment for those enrollees is denied by the Centers for Medicare and Medicaid Services (CMS) under 42 CFR 434.67(e) (42 CFR 434.22).

                The Contractor shall reconcile the payment listing with remittance advice information and submit a claim to DSHS for any amount due the Contractor within three hundred sixty five (365) calendar days of the month of service. When DSHS' records confirm the Contractor's claim, DSHS shall remit payment within thirty (30) calendar days of the receipt of the claim.

             3.1.1.    The statewide Base Rate is $129.88.

             3.1.2. The Geographical Adjustment Factors and First Quarter Risk Adjustment Factors are in Exhibit D, Premiums, Service Areas, and Capacity.

             3.1.3.    The Age/Sex Adjustment Factors are as follows:

                                                Males        Females
                                                -----        -------
                     Under age 1                2.778         2.778
                     Ages 1-2                   0.899         0.899
                     Ages 3-14                  0.468         0.468
                     Ages 15-18                 0.531         1.872
                     Ages 19-34                 0.847         2.314
                     Ages 35-64                 1.639         2.057
                     Age 65 and over            4.247         4.247

             3.1.4. The monthly premium payment will be calculated as follows:

                       Premium Payment = Base Rate X Age/Sex Factor X Risk Adjustment Factor X Geographical Adjustment Factor

             3.1.5. The Risk Adjustment Factor will be recalculated for premiums paid for May 2003 based on enrollment with the Contractor on March 1, 2003 using encounter data reported for the 12 months ending June 30, 2002. The recalculated Risk Adjustment Factor shall be used by DSHS to calculate premiums for May through December of 2003. DSHS shall

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

                                                        2003 HO & SCHIP Contract

                       update Exhibit D, Premiums, Service Areas, and Capacity to add the third quarter Risk Adjustment Factor.

             3.1.6. DSHS shall automatically generate newborn premiums whenever possible. For newborns whose premiums DSHS is not able to automatically generate the Contractor shall submit a supplemental premium payment request to DSHS within 365 days of the month of service. The Contractor shall be responsible for reviewing monthly listings provided by DSHS of the newborn premiums DSHS cannot generate automatically, as well as remittance advice statements, to determine whether a supplemental premium request needs to be submitted. DSHS shall pay supplemental premiums through the end of the month in which the sixtieth (60th) day of life occurs.

             3.1.7. DSHS shall make a full monthly payment to the Contractor for the month in which an enrollee's enrollment is terminated except as otherwise provided herein.

             3.1.8. The Contractor shall be responsible for covered medical services provided to the enrollee in any month for which DSHS paid the Contractor for the enrollee's care under the terms of this agreement.

        3.2. DELIVERY CASE RATE PAYMENT: A one-time payment of $4,300.00 shall be made to the Contractor for labor and delivery expenses for enrollees enrolled with the Contractor during the month of delivery. Delivery includes both live and still births, but does not include miscarriage, induced abortion, or other fetal demise not requiring labor and delivery to terminate the pregnancy. The Contractor shall submit a supplemental premium request for payment to DSHS after the enrollee delivers.

        3.3. RENEGOTIATION OF RATES: The base rate set forth in Section 3.1 shall be subject to renegotiation during the agreement period only if DSHS, in its sole judgment, determines that it is necessary due to a change in federal or state law or other material changes, beyond the Contractor's control, which would justify such a renegotiation.

        3.4. REINSURANCE/RISK PROTECTION: The Contractor may obtain reinsurance for coverage of enrollees only to the extent that it obtains such reinsurance for other groups enrolled by the Contractor, provided that the Contractor remains ultimately liable to DSHS for the services rendered.

        3.5. RECOUPMENTS: Unless mutually agreed to by the parties, DSHS shall only recoup premium payments for enrollees who are:

             3.5.1.    Dually-covered with the Contractor.

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

                                                        2003 HO & SCHIP Contract

             3.5.2. Deceased prior to the month of enrollment. Premium payments shall be recouped effective the first day of the month following the enrollee's date of death.

             3.5.3. Retroactively disenrolled as a result of the enrollee's placement in foster care.

             3.5.4. Retroactively disenrolled consistent with the provisions of Section 2.9.1.

             3.5.5. Determined to have been eligible for SSI prior to calendar year 2003 in accord with Section 2.9.2.2.2. DSHS shall recoup calendar year 2002 premiums paid in and subsequent to the month of SSI eligibility. DSHS shall only recoup premiums paid in 2002.

             3.5.6. Found ineligible for enrollment with the Contractor and DSHS so notifies the Contractor before the first day of the month for which the premium is paid.

             3.5.7. The Contractor may recoup payments made to providers for services provided to enrollees during the period for which DSHS recoups premiums for those enrollees. If the Contractor recoups said payments, providers may submit appropriate claims for payment to DSHS through its FFS program.

        3.6. ENROLLEE HOSPITALIZED AT ENROLLMENT: If an enrollee is in an acute care hospital at the time of enrollment and was not enrolled in Healthy Options/SCHIP on the day s/he was admitted to the hospital, DSHS shall be responsible for payment of all inpatient facility and professional services provided from the date of admission until the date the enrollee is no longer confined to an acute care hospital. If the enrollee was enrolled in Healthy Options/SCHIP on the day s/he was admitted to the hospital, then the plan the enrollee was enrolled with on the date of admission shall be responsible for payment until the date the enrollee is no longer confined to an acute care hospital. For newborns born while their mother is hospitalized, the party responsible for the payment for the mother's hospitalization shall be responsible for payment of all inpatient facility and professional services provided to the newborn from the date of admission until the date the newborn is no longer confined to an acute care hospital. If DSHS is responsible for payment of all inpatient facility and professional services provided to a mother and newborn, DSHS shall not pay the Contractor a Delivery Case Rate under the provisions of Section 3.2.

        3.7. ENROLLEE HOSPITALIZED AT DISENROLLMENT: If an enrollee is in an acute care hospital at the time of disenrollment and the enrollee was enrolled with the Contractor on the date of admission, the Contractor shall be responsible for payment of all covered inpatient facility and professional services from the

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

                                                        2003 HO & SCHIP Contract

                date of admission to the date the enrollee is no longer confined to an acute care hospital.

        3.8. THIRD-PARTY LIABILITY (TPL): Until such time as DSHS shall terminate the enrollment of an enrollee who has comparable coverage as described in Section 2.9.3., the services and benefits available under this agreement shall be secondary to any other medical coverage. The Contractor shall:

             3.8.1. Not refuse or reduce services provided under this agreement solely due to the existence of similar benefits provided under any other health care contracts (RCW 48.21.200), except in accordance with applicable coordination of benefits rules in WAC 284-51.

             3.8.2. Attempt to recover any third-party resources available to enrollees (42 CFR 433 Subpart D) and shall make all records pertaining to TPL collections for enrollees available for audit and review.

             3.8.3. Pay claims for prenatal care and preventive pediatric care and then seek reimbursement from third parties (42 CFR 433.139(b)(3)).

             3.8.4. Pay claims for covered services when probable third party liability has not been established or the third party benefits are not available to pay a claim at the time it is filed (42 CFR 433.139(c)).

             3.8.5. Communicate the requirements of this section to subcontractors that provide services under the terms of this agreement, and assure compliance with them.

        3.9. SUBROGATION RIGHTS OF THIRD-PARTY LIABILITY: Injured person means an enrollee covered by this agreement who sustains bodily injury. Contractor's medical expense means the expense incurred by the Contractor for the care or treatment of the injury sustained computed in accordance with the Contractor's fee-for-service schedule.

                If an enrollee requires medical services from the Contractor as a result of an alleged act or omission by a third-party giving rise to a claim of legal liability against the third-party, the Contractor shall have the right to obtain recovery of its cost of providing benefits to the injured person from the third-party. DSHS specifically assigns to the Contractor the DSHS' rights to such third party payments for medical care provided to an enrollee on behalf of DSHS, which the enrollee assigned to DSHS as provided in WAC 388-505-0540.

                DSHS also assigns to the Contractor its statutory lien under RCW 43.20B.060. The Contractor shall be subrogated to the DSHS' rights and remedies under RCW 74.09.180 and RCW 43.20B.040 through RCW

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

                                                        2003 HO & SCHIP Contract

                43.20B.070 with respect to medical benefits provided to enrollees on behalf of DSHS under RCW 74.09.

                The Contractor may obtain a signed agreement from the enrollee in which the enrollee agrees to fully cooperate in effecting collection from persons causing the injury. The agreement may provide that if an injured party settles a claim without protecting the Contractor's interest, the injured party shall be liable to the Contractor for the full cost of medical services provided by the Contractor. The Contractor shall notify DSHS of the name, address, and other identifying information of any enrollee and the enrollee's attorney who settles a claim without protecting the Contractor's interest in contravention of RCW 43.20B.050.

4.      ACCESS AND CAPACITY

        4.1.    NETWORK CAPACITY:

             4.1.1. The Contractor agrees to maintain the support services and a provider network sufficient to serve the enrollee capacity stated in Exhibit D, Premiums, Service Areas, and Capacity, consistent with the requirements of this agreement. The Contractor agrees to provide the medical services required by this agreement through non-participating providers if its network of participating providers is insufficient to meet the medical needs of enrollees in a manner consistent with this agreement.

             4.1.2. With the written approval of DSHS, the Contractor may increase capacity at any time by giving written notice to DSHS, along with evidence, as DSHS may require, demonstrating the Contractor's ability to support the capacity increase. DSHS may withhold approval of a requested capacity increase, if, in DSHS' sole judgment, the requested increase is not in the best interest of DSHS. The Contractor may decrease capacity by giving DSHS ninety (90) days written notice. The decrease shall not be effective until the first day of the month which falls after the ninety (90) days has elapsed. Exhibit D, Premiums, Service Areas, and Capacity will be updated by DSHS for increases and decreases in capacity.

        4.2. ACCESSIBILITY OF SERVICES: The Contractor shall make services accessible consistent with the provisions in the Quality Improvement Program 2003 Standards, Exhibit A. The Contractor shall make covered services as accessible to enrollees under this agreement as under its other state, federal, or private contracts.

        4.3. 24/7 AVAILABILITY: The Contractor shall have the following services available on a 24-hour-a-day, seven-day-a-week basis by telephone. These services

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

                                                        2003 HO & SCHIP Contract

                may be provided directly by the Contractor or may be delegated to subcontractors.

             4.3.1. Medical advice for enrollees from licensed health care professionals concerning the emergent, urgent or routine nature of medical condition.

             4.3.2. Authorization of emergency services and out-of-area urgent care.

        4.4. APPOINTMENT STANDARDS: The Contractor shall comply with appointment standards that are no longer than the following:

             4.4.1. Non-symptomatic (i.e. preventive care) office visits shall be available from the enrollee's PCP or an alternative practitioner within thirty (30) calendar days. A non-symptomatic office visit may include, but is not limited to, well/preventive care such as physical examinations, annual gynecological examinations, or children and adult immunizations.

             4.4.2. Non-urgent, symptomatic (i.e., routine care) office visit shall be available from the enrollee's PCP or an alternative practitioner within seven (7) calendar days. A non-urgent, symptomatic office visit is associated with the presentation of medical signs not requiring immediate attention.

             4.4.3. Urgent, symptomatic office visits shall be available within 24 hours. An urgent, symptomatic visit is associated with the presentation of medical signs that require immediate attention, but are not life threatening.

             4.4.4. Emergency medical care shall be available 24 hours per day, seven days per week.

        4.5. PROVIDER NETWORK - DISTANCE STANDARDS: The Contractor network of providers shall meet the distance standards below in every service area. The designation of a zip code in a service area as rural or urban is in Exhibit D, Premiums, Service Areas, and Capacity. DSHS may, at its sole discretion, grant exceptions to the distance standards. DSHS' approval of an exception must be in writing. The Contractor shall request an exception in writing and shall provide evidence as DSHS may require to support the request. If the closest qualified provider is beyond the distance standard applicable to the zip code, the distance standard defaults to the distance to that provider. The closest qualified provider may be a provider not participating with the Contractor.

             4.5.1.    PCP

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

                                                        2003 HO & SCHIP Contract

             Urban: 2 within 10 miles for 90% of Healthy Options enrollees in the Contractor's service area

             Rural: 1 within 25 miles for 90% of Healthy Options enrollees in the contractor's service area

             4.5.2.    Obstetrics

             Urban: 2 within 10 miles for 90% of Healthy Options enrollees in the contractor's service area

             Rural: 1 within 25 miles for 90% of Healthy Options enrollees in the contractor's service area

             4.5.3.    Pediatrician

             Urban: 2 within 10 miles for 90% of Healthy Options enrollees in the contractor's service area

             Rural: 1 within 25 miles for 90% of Healthy Options enrollees in the contractor's service area

             4.5.4.    Hospital

             Urban/Rural: 1 within 25 miles for 90% of Healthy Options enrollees in the contractor's service area

             4.5.5.    Pharmacy

             Urban: 1 within 10 miles for 90% of Healthy Options enrollees in the contractor's service area

             Rural: 1 within 25 miles for 90% of Healthy Options enrollees in the contractor's service area

        4.6. ACCESS TO SPECIALTY CARE: The Contractor shall provide all medically necessary specialty care for enrollees in a service area. If an enrollee needs specialty care from a specialist who is not available within the Contractor's provider network, the Contractor shall provide the necessary services with a qualified specialist outside the Contractor's provider network.

        4.7. EQUAL ACCESS FOR ENROLLEES WITH COMMUNICATION BARRIERS: The Contractor shall assure equal access for all enrollees when oral or written language creates a barrier to such access for Enrollees with Communication Barriers

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

                                                        2003 HO & SCHIP Contract

             4.7.1.    ORAL INFORMATION:

               4.7.1.1. The Contractor shall assure that interpreter services are provided for enrollees with a primary language other than English for all interactions between the enrollee and the Contractor or any of its providers including, but not limited to, all appointments with any provider for any covered service, emergency services, and all steps necessary to file complaints and appeals.

               4.7.1.2. The Contractor is responsible for payment for interpreter services for plan administrative matters including, but not limited to handling enrollee complaints and appeals.

               4.7.1.3. DSHS is responsible for payment for interpreter services provided by interpreter agencies contracted with the state for outpatient medical visits and DSHS fair hearings.

               4.7.1.4. Hospitals are responsible for payment for interpreter services during inpatient stays.

               4.7.1.5. Public entities are responsible for payment for interpreter services provided at their facilities or affiliated sites.

               4.7.1.6. Interpreter services include the provision of interpreters for enrollees who are deaf or hearing impaired.

             4.7.2.    WRITTEN INFORMATION:

               4.7.2.1. The Contractor shall provide all generally available and client specific written materials in a form which may be understood by each individual enrollee. The Contractor may meet this requirement by doing one of the following:

                 4.7.2.1.1. Translating the material into the enrollee's primary reading language.

                 4.7.2.1.2. Providing the material on tape in the enrollee's primary language.

                 4.7.2.1.3. Having an interpreter read the material to the enrollee in the enrollee's primary language.

                 4.7.2.1.4. Providing the material in another alternative medium or format acceptable to the enrollee. The Contractor must document the enrollee's acceptance of the alternative.

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

                                                        2003 HO & SCHIP Contract

                 4.7.2.1.5. Providing the material in English, if the Contractor documents the enrollee's preference for receiving material in English.

               4.7.2.2. The Contractor shall ensure that all written information provided to enrollees is comprehensible to its intended audience, designed to provide the greatest degree of understanding, and is written at the sixth grade reading level. Generally available, written materials shall be consumer tested.

        4.8. AMERICANS WITH DISABILITIES ACT: The Contractor shall make reasonable accommodation for enrollees with disabilities, in accord with the Americans with Disabilities Act, for all covered services and shall assure physical and communication barriers shall not inhibit enrollees with disabilities from obtaining covered services.

        4.9. CAPACITY LIMITS AND ORDER OF ACCEPTANCE: The Contractor shall provide care to enrollees up to the capacity limits in Exhibit D, Premiums, Service Areas, and Capacity. The Contractor shall accept enrollees up to the total capacity limit in each service area, and enrollees will be accepted in the order in which they apply. DSHS shall enroll all eligible clients with the contractor of their choice if the contractor has not reached the capacity limit unless DSHS determines, in its sole judgment, that it is in DSHS' best interest to withhold or limit enrollment with the Contractor. The Contractor shall accept clients who are assigned by DSHS in accordance with this agreement, WAC 388-538, Exhibit B, and WAC 388-542, Exhibit E, except as specifically provided in Section 2.8.

                No eligible client shall be refused enrollment or re-enrollment, have his/her enrollment terminated, or be discriminated against in any way because of his/her health status, the existence of a pre-existing physical or mental condition, including pregnancy and/or hospitalization, or the expectation of the need for frequent or high cost care.

        4.10.   ASSIGNMENT OF ENROLLEES:

             4.10.1. Enrollees who do not select a plan in a service area identified by DSHS as having mandatory enrollment into managed care shall be assigned to a plan in the following manner:

               4.10.1.1 DSHS shall determine the total capacity of all contractors receiving assignments in each service area.

               4.10.1.2. The Contractor's capacity in each service area, as stated in Exhibit D, Premiums, Service Areas, and Capacity, modified by increases and decreases in capacity made in accord with this agreement,

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                                                        2003 HO & SCHIP Contract

                              shall be divided by the total capacity of all contractors receiving assignment in each service area.

               4.10.1.3. The result of the calculation in 4.10.1.2. will be multiplied by the total of the households to be assigned.

               4.10.1.4. DSHS shall assign the number of households determined in 4.10.1.3. to the Contractor.

             4.10.2. DSHS shall not make any assignments of enrollees to the Contractor in a service area if the Contractor's enrollment, when DSHS calculates assignments, is ninety percent (90%) or more of its capacity in that service area.

             4.10.3. The Contractor may choose not to receive assignments or limit assignments in any service area by so notifying DSHS in writing at least seventy-five (75) days before the first of the month it is requesting not to receive assignment of enrollees.

             4.10.4. DSHS reserves the right to make no assignments, or to withhold or limit assignments to the Contractor, when, in its sole judgment, it is in the best interest of DSHS.

             4.10.5. If either the Contractor or DSHS limits assignments as described herein, the Contractor's capacity, only for the purposes of the calculation in 4.10.1.2., shall be that limit.

             4.10.6. Assigned enrollees are notified by DSHS of their assignment and may choose a different managed care organization prior to the effective date of their assignment.

        4.11.   PROVIDER NETWORK CHANGES:

             4.11.1. The Contractor shall give DSHS a minimum of ninety (90) calendar days prior written notice, in accordance with
                       Section 7.5, Notices, of the loss of a material provider. A material provider is one whose loss would impair the Contractor's ability to provide continuity of and access to care for the Contractor's current enrollees and/or the number of enrollees the Contractor has agreed to serve in a service area.

             4.11.2. The Contractor shall notify enrollees affected by any provider termination sixty (60) calendar days prior to the effective date. Notices must have prior approval of DSHS. If the Contractor fails to notify affected enrollees of a provider termination sixty (60) calendar days prior to the effective date, the Contractor shall allow affected enrollees to continue to receive services from the terminating provider, at the

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                                                        2003 HO & SCHIP Contract

                       enrollees' option, and administer benefits for the lessor of a period ending the last day of the month in which sixty (60) calendar days elapses from the date the Contractor notifies enrollees or the enrollee's effective date of enrollment with another plan.

        4.12. WOMEN'S HEALTH CARE SERVICES: In the provision of women's health care services, the Contractor shall comply with the provisions of WAC 284-43-250, as modified.

        4.13. MATERNITY NEWBORN LENGTH OF STAY: The Contractor shall ensure that hospital delivery maternity care is provided in accordance with RCW 48.43.115.

5.      QUALITY OF CARE

        5.1. QUALITY IMPROVEMENT PROGRAM: The Contractor shall maintain a quality improvement program that meets the requirements of the Quality Improvement Program 2003 Standards, Exhibit A. The Contractor shall, during the annual TEAMonitor visit or upon request by DSHS, provide evidence of how data and information provided by DSHS, including external quality review findings, agency audits and contract monitoring activities, enrollee complaint and CAHPS(R) results, are used to identify and correct problems and to improve care and services to enrollees.

        5.2. ACCREDITATION: If the Contractor has had an accreditation visit by NCQA or other accrediting body, the Contractor shall make the complete accreditation survey report from the accreditation organization available to DSHS upon request. The Contractor shall allow a state representative to accompany any accreditation review team during the site visit in an official observer status. The state representative shall be allowed to share information with DSHS and Health Care Authority staff as needed to reduce duplicated work for both the Contractor and the state.

        5.3.    REQUIREMENTS FOR DENIED, DISCONTINUED, OR MODIFIED SERVICE:

             5.3.1. If the Contractor denies, discontinues, or modifies a service, the Contractor shall comply with the notice requirements in the Quality Improvement Program 2003 Standards, Exhibit A, and any other pertinent provisions of this agreement, in providing notice to enrollees and providers.

             5.3.2. If the notice does not meet the timeliness standards in the Quality Improvement Program 2003 Standards, Exhibit A, and any other pertinent provisions of this agreement, the Contractor shall cover the service.

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                                                        2003 HO & SCHIP Contract

             5.3.3. If the Contractor denies, discontinues or modifies a medically necessary covered service because the enrollee's whereabouts are unknown, the Contractor shall reinstate the service when the enrollee's whereabouts become known.

             5.3.4. If the enrollee receives the service before receiving the notice, the Contractor shall cover the service.

             5.3.5. If an enrollee files an appeal, including independent review, or DSHS fair hearing on a service that is being discontinued or modified, the Contractor shall continue to provide the discontinued or modified service until a final decision is made.

             5.3.6. The Contractor may seek reimbursement of the amount it actually paid to continue to provide discontinued or modified services, while such services are the subject of an appeal, including independent review, or DSHS fair hearing, if the final decision determines that the services are non-covered services and if the affected enrollee is fully informed in writing, in advance of receiving the continued services, that they will be required to pay for continued services determined to be non-covered.

             5.3.7.    Sections 5.3.1., 5.3.2., 5.3.3., 5.3.4., 5.3.5., and
                       5.3.6. only apply to denial, discontinuance, or modification of services of participating providers, services from a provider to whom the Contractor or a participating provider has made a referral, services previously authorized by the Contractor, and emergency medical services as described in the Schedule of Benefits
                       Section 11.1.6.

        5.4.    ENROLLEE COMPLAINTS AND APPEALS, INCLUDING INDEPENDENT REVIEW:
                The Contractor shall maintain a process that meets the requirements in the Quality Improvement Program Standards and other pertinent provisions of this agreement for responding to enrollee complaints and appeals. DSHS shall approve, in writing, all policies and procedures regarding complaints and appeals. All procedures for responding to appeals shall include the participation of individuals with authority to require corrective action (42 CFR 434.32 (c)).

                The Contractor shall also comply with the provisions of WAC 284-43-630 regarding independent review of adverse determinations by an independent review organization.

        5.5.    FAIR HEARING:

             5.5.1. Enrollees may request a DSHS fair hearing, pursuant to WAC 388-02, without first availing themselves of the Contractor's complaint and appeal

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                                                        2003 HO & SCHIP Contract

                       process, if the subject matter is one for which the enrollee has a fair hearing right under RCW 34.05, and WAC 388-02 or WAC 388-538.

             5.5.2. If the enrollee requests a DSHS fair hearing without first exhausting the remedies available to the enrollee through the Contractor's complaint and appeal process, including independent review, and DSHS issues a fair hearing determination, the fair hearing shall exhaust the enrollee's rights to administrative review of the subject of the fair hearing, except as provided in section 5.5.6.

             5.5.3. If the enrollee requests a fair hearing, the Contractor shall provide to DSHS, at DSHS' written request, Contractor-held documentation related to the complaint/appeal, if any, including but not limited to, any transcript(s), records, or written decision(s) from participating providers or delegated entities. The Contractor shall have the opportunity to present its position at the fair hearing. The Contractor's medical director or designee shall review all cases where a fair hearing is requested and any related appeals, when medical necessity is an issue.

             5.5.4. When an enrollee requests a fair hearing with DSHS, DSHS shall review the request, as follows:

               5.5.4.1. A program manager will investigate and determine the facts of the complaint/appeal. The program manager may hold a pre-hearing conference with the enrollee to clarify the issue(s). Other parties may be contacted as appropriate to resolve the complaint/appeal. Other staff of DSHS may be involved as necessary. The DSHS, MAA Medical Director shall review any issue(s) involving denied medical services.

               5.5.4.2. Based on the review of facts, the program manager will respond to the complaint/appeal. The response may include, but not be limited to, clarification of program policy to parties who have not acted in accord with the policy.

               5.5.4.3. If the matter is not resolved at a pre-hearing conference, the program manager will prepare a written report of the results of the review for the administrative law judge. The report and all supporting documentation will be sent to the enrollee, the enrollee's representative, if any, and the Contractor.

             5.5.5. DSHS shall notify the Contractor of fair hearing determinations. The Contractor shall be bound by the fair hearing determination, whether or not the fair hearing determination upholds the Contractor's decision. Implementation of such fair hearing decision shall not be the basis for disenrollment of the enrollee by the Contractor.

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                                                        2003 HO & SCHIP Contract

                       If the fair hearing decision is not within the purview of this agreement, then DSHS shall be responsible for the implementation of the fair hearing decision.

             5.5.6. An enrollee who is aggrieved by the final decision in the DSHS' fair hearing proceeding may appeal the decision in accordance with WAC 388-02-0560--388-02-0590. Notice of this right will be included in the written determination from the administrative law judge.

        5.6.    EPSDT/CHILDHOOD IMMUNIZATION:

             5.6.1. The Contractor shall meet all requirements under the DSHS EPSDT program policy and billing instructions manual.

             5.6.2. If any of the Contractor's Health Plan Employer Data and Information Set (HEDIS(R)) Infant Well Child Visit, Child Well Child Visit, Adolescent Well Child Visit, or Childhood Immunization reported rates fall below 60%, the Contractor shall include an appropriate quality improvement project designed to improve the rates in the Contractor's Quality Improvement work plan and shall implement appropriate intervention.

             5.6.3. Active Participation in a DSHS sponsored well child quality improvement program or an appropriate alternative program approved by DSHS, MAA Quality Management fulfills the requirement under Section 5.6.2. Alternative programs must document: a description and scope of the program with identified problem(s), goals and objectives; a workplan with specific QI activities, timeframes and person(s) responsible for each; sound measurement methodology; barrier and root cause analysis; an evaluation of outcomes; and re-measurement and strong interventions designed to improve outcomes.

        5.7. PROVIDER EDUCATION: The Contractor shall maintain a system for keeping participating practitioners and providers informed about:

             5.7.1. Covered services for enrollees served under this agreement

             5.7.2.    Coordination of care requirements; and

             5.7.3.    DSHS policies as related to this agreement.

             5.7.4. Interpretation of data from the quality improvement program (42 CFR 434.34(d)).

        5.8. CLAIMS PAYMENT STANDARDS: The Contractor shall meet the timeliness of payment standards specified for Medicaid fee-for-service in Section

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                                                        2003 HO & SCHIP Contract

                1902(a)(37)(A) of the Social Security Act and specified for health carriers in WAC 284-43-321. To be compliant with both payment standards the Contractor shall pay or deny, and shall require subcontractors to pay or deny, 95% of clean claims within thirty (30) calendar days of receipt, 95% of all claims within sixty (60) of receipt and 99% of all claims within ninety
                (90) calendar days of receipt. The Contractor and its providers may agree to a different payment requirement in writing on an individual claim.

        5.9. QUALITY IMPROVEMENT STUDIES: The Contractor shall conduct three quality improvement studies.

             5.9.1. Two studies shall be based upon the following questions from the 2002 CAHPS(R) survey:

               5.9.1.1. In the last 6 months, how often were office staff at your child's doctor's office or clinic as helpful as you thought they should be?

               5.9.1.2. In the last 6 months, when your child needed care right away for an illness or an injury, how often did your child get care as soon as you wanted?

               5.9.1.3. The requirement for either of the two studies shall be waived by DSHS if the Contractor's unadjusted percentages for the response rate of "Always" are above the 2001 National Committee's Benchmarking Database (NCBD) data. Sixty-one percent is the benchmark for the question in
                              Section 5.9.1,1. and sixty-seven percent is the benchmark for the question in Section 5.9.1.2. DSHS will notify the Contractor in writing if the requirement is waived.

             5.9.2. The Contractor shall participate in a third statewide quality improvement study designated by DSHS. The study shall be designed to maximize resources and reduce cost to contractors.

        5.10. HEALTH INSURANCE PORTABILITY AND ACCOUNTABILITY ACT (HIPAA): The Contractor shall comply with the applicable provisions of the Health Insurance Portability and Accountability Act (HIPAA) of 1996, codified at 42 USC 1320(d) et.seq. and 45 CFR parts 160, 162, and 164. HIPAA requires the Contractor to conduct electronic financial and administrative transactions using a mandatory format and content. The Contractor must have the capacity to conduct all transactions required by HIPAA, including but not limited to the ability to accept the following transactions from the Medical Assistance Administration:

             5.10.1. The ASC X12 834 - Benefit Enrollment and Maintenance Version 4010.

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                                                        2003 HO & SCHIP Contract

             5.10.2. The ASC X12 820 - Payroll Deducted and Other Group Premium Payment for Insurance Products, Version 4010 Premium Payment transaction.

        5.11. PRACTICE GUIDELINES: The Contractor shall adopt of practice guidelines that meet the following requirements (42 CFR 438.6):

             5.11.1. Are based on valid and reliable clinical evidence or a consensus of health care professionals in the particular field.

             5.11.2.   Consider the needs of enrollees.

             5.11.3. Are adopted in consultation with contracting health care professionals.

             5.11.4.   Are reviewed and updated periodically as appropriate.

             5.11.5. Are disseminated to all affected providers and, upon request, to DSHS, enrollees and potential enrollees.

             5.11.6. Are the basis for and are consistent with decisions for utilization management, enrollee education, coverage of services, and other areas to which the guidelines apply.

        5.12. ADVANCE DIRECTIVES: The Contractor shall maintain written policies and procedures for advance directives with meet the requirements of WAC 388-501-0125 and 42 CFR 438.6. The Contractor's Advance directive policies and procedure shall be disseminated to all affected providers and, upon request, to DSHS, enrollees and potential enrollees.

6.      REPORTING REQUIREMENTS:

        6.1. CERTIFICATION REQUIREMENTS: Any information and/or data required by this agreement and submitted to DSHS after March 31, 2003 must be certified by the Contractor as follows (42 CFR 438.600 through 42 CFR 438.606):

             6.1.1. Source of certification: The information and/or data must be certified by one of the following:

               6.1.1.1.       The Contractor's Chief Executive Officer

               6.1.1.2.       The Contractor's Chief Financial Officer

               6.1.1.3. An individual who has delegated authority to sign for, and who reports directly to, the Contractor's Chief Executive Officer or Chief Financial Officer

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                                                        2003 HO & SCHIP Contract

             6.1.2. Content of certification: The Contractor's certification shall attest, based on best knowledge, information, and belief, to the accuracy, completeness and truthfulness of the information and/or data.

             6.1.3. Timing of certification: The Contractor shall submit the certification concurrently with the certified information and/or data.

        6.2. HEDIS(R) MEASURES: The Contractor shall report to DSHS (for both Healthy Options and SCHIP enrollees), the following HEDIS(R) measures in accord with the published HEDIS(R) 2003 Technical Specifications and official corrections published by NCQA, unless directed otherwise in writing by DSHS.

             6.2.1. No later than June 30, 2003, the following HEDIS(R) measures shall be submitted electronically to DSHS using the NCQA data submission tool (DST):

               6.2.1.1.       Childhood Immunization Status

               6.2.1.2.       Prenatal and Postpartum Care

               6.2.1.3.       Well Child Visits in the First 15 Months of Life

               6.2.1.4. Well Child Visits in the Third, Fourth, Fifth and Sixth Years of Life

               6.2.1.5.       Adolescent Well Child Visits

               6.2.1.6.       Use of Appropriate Medications for People with
                              Asthma

               6.2.1.7.       Antidepressant Medication Management

               6.2.1.8.       Inpatient Utilization-General Hospital/Acute Care

               6.2.1.9.       Ambulatory Care

               6.2.1.10.      Birth and Average Length of Stay, Newborns

             6.2.2. All measures shall be audited, at Contractor expense, by an NCQA licensed organization in accord with the HEDIS 2003 COMPLIANCE AUDIT (TM) standards, policies and procedures. The signed and certified audit report shall be submitted to DSHS no later than July 31, 2003.

               6.2.2.1. If the Contractor has current NCQA accreditation, including Medicaid, a full audit, as defined by NCQA, is allowed.

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                                                        2003 HO & SCHIP Contract

               6.2.2.2. If the Contractor does not have current NCQA accreditation, including Medicaid, a partial audit, as defined by NCQA, must be conducted.

             6.2.3. If the Contractor has current NCQA accreditation, including Medicaid, the Contractor may rotate HEDIS(R) measures in accord with the most current requirements for the HEDIS(R) rotation strategy published by NCQA. If the Contractor does not have current NCQA accreditation, including Medicaid, the Contractor may not rotate measures, unless directed otherwise in writing by DSHS.

        6.3.    ENCOUNTER DATA:

             6.2.1. The Contractor shall comply with the Encounter Data Submission Requirements, Exhibit C-1.

             6.2.2. DSHS may change the Encounter Data Submission Requirements, Exhibit C-1, with one hundred and fifty
                       (150) calendar days written notice to the Contractor. The Contractor shall, upon receipt of such notice from DSHS, provide notice of changes to subcontractors.

             6.2.3. The Contractor shall correct rejected encounter data and resubmit within the timelines specified in the Encounter Data Submission Requirements, Exhibit C-1.

             6.2.4. The Contractor shall correct errors indicated in each DSHS encounter data error report in succeeding submissions in accord with the Encounter Data Submission Requirements, Exhibit C-1.

             6.2.5. The Contractor may request that DSHS waive reporting requirements. Such request shall be in writing and shall be approved at the sole discretion of DSHS. DSHS also reserves the right to waive data reporting requirements under exceptional circumstances. Any waiver shall be in writing.

        6.4.    INTEGRATED PROVIDER NETWORK DATABASE (IPND):

             6.4.1. The Contractor shall provide monthly provider network reports to the designated data management contact in accord with the Provider Network Reporting Requirements, Exhibit C-2 (a).

             6.4.2. DSHS will identify records that do not comply with the Provider Network Reporting Requirements in a monthly report to the Contractor. DSHS will identify records as being rejected or containing errors. Rejected records will not appear in the Integrated Provider Network Database (IPND) for that month.

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                                                        2003 HO & SCHIP Contract

             6.4.3. The Contractor shall review records identified on the reject and error reports, and make corrections for subsequent monthly submissions.

             6.4.4. Failure to comply with the data submission schedule shall result in the implementation of the IPND Escalation Procedure, Exhibit C-2 (b).

        6.5. MONTHLY ADJUSTMENT REPORT FOR FQHC/RHC ENROLLEES: The Contractor shall provide DSHS with a monthly report for enrollees enrolled with federally-qualified health centers (FQHC) and rural health clinics (RHC), in the format described in the DSHS Healthy Options Licensed Health Carrier Billing Instructions, published by DSHS.

        6.6. ENROLLEE MORTALITY: The Contractor shall maintain a record of known enrollee deaths, including the enrollee's name, date of birth, age at death, location of death, and cause(s) of death. This information shall be available to DSHS upon request. The Contractor shall assist DSHS in efforts to evaluate and improve the availability and utility of selected mortality information for quality improvement purposes.

        6.7. CAHPS(R): The contractor is required to conduct a CAHPS(R) survey of adult Medicaid members enrolled in Healthy Options. The Contractor shall:

             6.7.1. Ensure the survey sample frame consists of all non-Medicare and non-commercial adult plan members (not just subscribers) 18 years and older, as of December 31 of the measurement year, with Washington State addresses.

             6.7.2. Contract with an NCQA certified vendor qualified to administer the CAHPS(R) survey and conduct the survey according to NCQA protocol.

             6.7.3. Contract with an NCQA-licensed organization to conduct a HEDIS(R) Compliance Audit for CAHPS(R) and submit the complete audit report to DSHS.

             6.7.4. Use the most recent HEDIS(R) version of the Medicaid adult questionnaire (currently 2.0H) or as instructed by DSHS for 2003 CAHPS(R) surveys, and include the following questions in the survey instrument:

             6.7.5.    Adult supplemental "Behavioral Health" MH1&MH2

               6.7.5.1. Adult supplemental "Chronic Conditions" CC2, CC6, CC7, CC11, CC12

               6.7.5.2.       Adult supplemental "Pregnancy Care" P1-P4

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                                                        2003 HO & SCHIP Contract

               6.7.5.3.       Adult supplemental "Prescription Medicine" PM1 &
                              PM2

               6.7.5.4.       Family Centered Care - decisions

             6.4.1. Conduct the mixed methodology (mail and phone surveys) in 2003.

             6.7.6. Submit a copy of the Washington State adult Medicaid response data set according to NCQA/CAHPS(R) standards to DSHS' External Quality Review vendor by June 30, 2003.

             6.7.7. DSHS' External Quality Review vendor will forward Health plan data to the National CAHPS(R) Benchmarking Database
                       (NCBD) based on the 2003 NCBD guidelines. Contractors will be responsible for filling out specific NCBD data submission forms as determined by DSHS.

        6.8.    DENIALS, COMPLAINTS AND APPEALS:

        The Contractor shall maintain a record of all denials, complaints and appeals, including denials, complaints and appeals handled by a delegated entity and independent review of adverse decisions by an independent review organization. The Contractor shall provide a report of complete denials, complaints and appeals to DSHS quarterly within sixty (60) calendar days of the end of the quarter. Delegated denials, complaints and appeals are to be integrated into the Contractor's report. DSHS and Contractor agree to collaborate in the development of a report format. The report medium shall be specified by DSHS. Reporting of denials shall include all denials of services to enrollees. The records shall be sorted using the sort keys identified and shall include, at a minimum:

             6.8.1. Name of Program: HO, HO-CSHCN, CHIP, CHIP-CSHCN, BH+, or BH+-CSHCN (Primary Sort Key)

             6.8.2.    Name of the delegated entity, if any

             6.8.3.    Enrollee Identifier (three separate fields):

               6.8.3.1.       Patient Identification Code (PIC) (preferred) or

               6.8.3.2. Enrollee Name and Enrollee Birthday: If PIC not reported

             6.8.4.    Name of Practitioner

             6.8.5.    Type of Practitioner (Optional)

             6.8.6.    Type (Secondary Sort Key):

               6.8.6.1.       Denial

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                                                        2003 HO & SCHIP Contract

               6.8.6.2.       Complaint

               6.8.6.3.       Appeal - First Level

               6.8.6.4.       Appeal - Second Level

               6.8.6.5.       IRO

             6.8.7.    Expedited: Yes or No

             6.8.8.    Complaint, Appeal or IRO Issue

             6.8.9.    Category of Service Denied

             6.8.10.   Reason Service Denied

             6.8.11.   Resolution of Complaint, Appeal or IRO

             6.8.12.   Denial Date

             6.8.13.   Receipt Date of Complaint, Appeal or IRO

             6.8.14.   Date of Resolution of Complaint, Appeal, or IRO

             6.8.15. Date written notification of Denial or Complaint, Appeal or IRO outcome sent to enrollee and practitioner

        6.9. DRUG FORMULARY REVIEW AND APPROVAL: The Contractor shall submit its drug formulary, for use with enrollees covered under the terms of this agreement, to DSHS for review and approval by January 31, 2003.

        6.10. FRAUD AND ABUSE: The Contractor shall report in writing all verified cases of fraud and abuse, including fraud and abuse by the Contractor's employees and subcontractors, within seven (7) calendar days to DSHS according to Section 7.5, Notices. The report shall include the following information:

             6.10.1. Subject(s) of complaint by name and either provider/subcontractor type or employee position.

             6.10.2. Source of complaint by name and provider/subcontractor type or employee position, if applicable.

             6.10.3.   Nature of complaint.

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             6.10.4.   Estimate of the amount of funds involved.

             6.10.5.   Legal and administrative disposition of case.

        6.11. FIVE PERCENT EQUITY: The Contractor shall provide the DSHS, MAA, Division of Program Support, Contract Manager assigned to the Contractor a list of persons with a beneficial ownership of more than 5% of the Contractor's equity no later than February 28, 2003.

7.      GENERAL TERMS AND CONDITIONS

        7.1. COMPLETE AGREEMENT: This agreement incorporates Exhibits to this agreement and the DSHS billing instructions applicable to the Contractor. All terms and conditions of this agreement are stated in this agreement and its incorporations. No other agreements, oral or written, are binding.

        7.2. MODIFICATION: This agreement may only be modified by mutual consent of the parties. All modifications shall be set forth in contract amendments issued by DSHS.

        7.3. WAIVER: The failure of either party to enforce any provision of this agreement shall not constitute a waiver of that or any other provision, and shall not be construed to be a modification of the terms and conditions of the agreement unless incorporated into the agreement with an amendment.

        7.4. LIMITATION OF AUTHORITY: No alteration, modification, or waiver of any clause or condition of the agreement is binding unless made in writing and signed by a DSHS Contracting Officer in the Office of Legal Affairs, Central Contract Services.

        7.5. NOTICES: Whenever one party is required to give notice to the other under this agreement, it shall be deemed given if mailed by United States Postal Service, registered or certified mail, return receipt requested, postage prepaid and addressed as follows:

                In the case of notice to the Contractor:

                  _________________________________________________
                  _________________________________________________
                  _________________________________________________
                  _________________________________________________

                In the case of notice to DSHS:

                MaryAnne Lindeblad, Director (or her successor)
                Division of Program Support
                Medical Assistance Administration
                Department of Social and Health Services
                P.O. Box 45530

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                Olympia, WA 98504-5530

                Said notice shall become effective on the date delivered as evidenced by the return receipt or the date returned to the sender for non-delivery other than for insufficient postage. Either party may at any time change its address for notification purposes by mailing as aforesaid a notice stating the change and setting forth the new address, which shall be effective on the tenth day following the effective date of such notice unless a later date is specified.

        7.6. FORCE MAJEURE: If the Contractor is prevented from performing any of its obligations hereunder in whole or in part as a result of a major epidemic, act of God, war, civil disturbance, court order, or any other cause beyond its control, such nonperformance shall not be a ground for termination for default. Immediately upon the occurrence of any such event, the Contractor shall commence to use its best efforts to provide, directly or indirectly, alternate and, to the extent practicable, comparable performance. Nothing in this clause shall be construed to prevent DSHS from terminating this agreement for reasons other than for default during the period of events set forth above, or for default, if such default occurred prior to such event.

        7.7.    SANCTIONS:

             7.7.1. When the Contractor fails to meet its obligations under the terms of this agreement, DSHS may impose sanctions by withholding up to five percent of payments to the Contractor rather than terminating the agreement.

                       DSHS shall notify the Contractor in writing of the precise nature of the default and provide a reasonable deadline for curing the default before imposing sanctions. The Contractor may request a dispute resolution, as described in Section 7.23, Disputes, if the Contractor disagrees with DSHS' position. DSHS may withhold payment from the end the cure period until the default is cured or any resulting dispute is resolved in the Contractor's favor.

             7.7.2. DSHS, CMS or the Office of the Inspector General (OIG) may impose intermediate sanctions, in accord with 42 CFR 438.700, 42 CFR 438.702 and 42 CFR 438.704, against the
                       Contractor for:

               7.7.2.1. Failing to provide medically necessary services that the Contractor is required to provide, under law or under this agreement, to an enrollee covered under this agreement.

               7.7.2.2. Imposing on enrollees premiums or charges that are in excess of the premiums or charges permitted under law or under this agreement.

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               7.7.2.3.       Acting to discriminate among enrollees on the
                              basis of their health status or need for health care services. This includes termination of enrollment or refusal to reenroll a recipient, except as permitted under law or under this agreement, or any practice that would reasonably be expected to discourage enrollment by recipients whose medical condition or history indicates probable need for substantial future medical services.

               7.7.2.4. Misrepresenting or falsifying information that it furnishes to CMS or to the State.

               7.7.2.5. Misrepresenting or falsifying information that it furnishes to an enrollee, potential enrollee, or health care provider.

               7.7.2.6. Failing to comply with the requirements for physician incentive plans.

               7.7.2.7. Distributing directly, or indirectly through any agent or independent contractor, marketing materials that have not been approved by the State or that contain false or materially misleading information.

               7.7.2.8. Violating any of the other requirements of sections 1903(m) or 1932 of the Social Security Act, and any implementing regulations.

        7.8. ASSIGNMENT OF THIS AGREEMENT: This agreement, including the rights, benefits, and duties herein, shall be binding on the parties and their successors and assignees but shall not be assignable by either party without the express written consent of the other. Nor shall any claim, pertinent to this agreement, against one of the parties be assignable without the express written consent of the other.

        7.9. HEADINGS NOT CONTROLLING: The headings and the index used herein are for reference and convenience only, and shall not enter into the interpretation thereof, or describe the scope or intent of any provisions or sections of this agreement.

        7.10. ORDER OF PRECEDENCE: In the interpretation of this agreement and incorporated documents, the various terms and conditions shall be construed as much as possible to be complementary. In the event that such interpretation is not possible the following order of precedence shall apply:

             7.10.1. Federal statutes and regulations concerning the operation of Health Maintenance Organizations and the provisions of Title XIX of the federal Social Security Act.

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             7.10.2.   State of Washington statutes and regulations concerning
                       the operation of the DSHS' Medical Assistance Program, including but not limited to WAC 388-538, Exhibit B.

             7.10.3. State of Washington statutes and regulations concerning the operation of Health Maintenance Organizations and Health Care Service Contractors.

             7.10.4.   The terms and conditions of this agreement.

        7.11. PROPRIETARY RIGHTS: DSHS recognizes that nothing in this agreement shall give DSHS rights to the systems developed or acquired by the Contractor during the performance of this agreement. The Contractor recognizes that nothing in this agreement shall give the Contractor rights to the systems developed or acquired by DSHS during the performance of this agreement.

        7.12. COVENANT AGAINST CONTINGENT FEES: The Contractor promises that no person or agency has been employed or retained on a contingent fee for the purpose of seeking or obtaining this agreement. This does not apply to legitimate employees or an established commercial or selling agency maintained by the Contractor for the purpose of securing business. In the event of breach of this clause by the Contractor DSHS may at its discretion: a) annul the agreement without any liability; or b) deduct from the agreement price or consideration or otherwise recover the full amount of any such contingent fee.

        7.13. ENROLLEES' RIGHT TO OBTAIN A CONVERSION AGREEMENT: The Contractor shall offer a conversion agreement to all enrollees whose enrollment is terminated due to loss of eligibility for Medical Assistance in accord with RCW 48.46.450.

        7.14.   RECORDS MAINTENANCE AND RETENTION:

             7.14.1. MAINTENANCE: The Contractor and its subcontractors shall maintain financial, medical and other records pertinent to this agreement. All financial records shall follow generally accepted accounting principles. Medical records and supporting management systems shall include all pertinent information related to the medical management of each enrollee. Other records shall be maintained as necessary to clearly reflect all actions taken by the Contractor related to this agreement.

             7.14.2. RETENTION: All records and reports relating to this agreement shall be retained by the Contractor and its subcontractors for a minimum of six (6) years after final payment is made under this agreement or, in the event that this agreement is renewed, six (6) years after the renewal date. However, when an audit, litigation, or other action involving

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                       records is initiated prior to the end of said period,
                       records shall be maintained for a minimum of six (6) years following resolution of such action.

        7.15. ACCESS TO FACILITIES AND RECORDS: The Contractor and its subcontractors shall cooperate with medical and financial audits performed by duly authorized representatives of DSHS, the State of Washington Auditor's Office, DHHS, and federal auditors from the United States government General Accounting Office and the Office of Management and Budget. With reasonable notice, generally thirty (30) calendar days, the Contractor and its subcontractors shall provide access to its facilities and the financial and medical records pertinent to this agreement to monitor and evaluate performance under this agreement, including, but not limited to, the quality, cost, use and timeliness of services (42 CFR 434.52), and assessment of the Contractor's capacity to bear the potential financial losses (42 CFR 434.58). The Contractor and its subcontractors shall provide immediate access to facilities and records pertinent to this agreement for Medicaid fraud investigators.

        7.16.   SOLVENCY:

             7.16.1. The Contractor shall have a Certificate of Registration as either a Health Maintenance Organization or a Health Care Service Contractor from the Office of the Insurance Commissioner (OIC). The Contractor shall comply with the solvency provisions of RCW 48.44 or RCW 48.46, as amended.

             7.16.2. The Contractor shall submit to DSHS copies of any regulatory annual statement and any quarterly or monthly financial reports filed with OIC and all related documents and correspondence, at the same time the Contractor sends them to OIC. The Contractor shall notify DSHS immediately upon being notified by OIC that they are to report financial information quarterly or monthly and provide DSHS with the same information provided to OIC in response to any OIC request. The Contractor shall deliver all required information and notices to DSHS at the address listed in 7.5 Notices. The Contractor agrees that DSHS may at anytime access any information related to the Contractor's financial condition, or compliance with OIC requirements, from OIC and consult with OIC concerning such information.

             7.16.3. The Contractor shall provide DSHS with the Contractor's audited financial statements as soon as they become available to the Contractor. Financial statements shall be delivered to the address list in 7.5 Notices.

             7.16.4. If the Contractor becomes insolvent during the term of this agreement:

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                                                        2003 HO & SCHIP Contract

               7.16.4.1. The State of Washington and enrollees shall not be in any manner liable for the debts and obligations of the Contractor.

               7.16.4.2. In accordance with Section 10.15 Prohibition on Enrollee Charges for Covered Services, under no circumstances shall the Contractor, or any providers used to deliver services covered under the terms of this agreement, charge enrollees for covered services.

               7.16.4.3. The Contractor shall, in accordance with RCW 48.44.055, provide for the continuity of care for enrollees.

        7.17. COMPLIANCE WITH ALL APPLICABLE LAWS AND REGULATIONS: In the provision of services under this agreement, the Contractor and its subcontractors shall comply with all applicable federal and state statutes and regulations, and all amendments thereto, that are in effect when the agreement is signed or that come into effect during the term of the agreement. This includes, but is not limited to:

             7.17.1.   Title XIX and Title XXI of the Social Security Act.

             7.17.2.   All applicable OIC statutes and regulations.

             7.17.3. All local, state, and federal professional and facility licensing and accreditation requirements/standards that apply to services performed under the terms of this agreement, including but not limited to:

               7.17.3.1. All applicable standards, orders, or requirements issued under Section 306 of the Clean Air Act (42 US 1857(h)), Section 508 of the Clean Water Act (33 US 1368), Executive Order 11738, and Environmental Protection Agency (EPA) regulations (40 CFR Part 15), which prohibit the use of facilities included on the EPA List of Violating Facilities. Any violations shall be reported to DSHS, DHHS, and the EPA.

               7.17.3.2. Any applicable mandatory standards and policies relating to energy efficiency which are contained in the State Energy Conservation Plan, issued in compliance with the federal Energy Policy and Conservation Act.

               7.17.3.3. Those specified for laboratory services in the Clinical Laboratory Improvement Amendments (CLIA).

               7.17.3.4. Those specified in Title 18 for professional licensing.

             7.17.4.   Liability insurance requirements.

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                                                        2003 HO & SCHIP Contract

             7.17.5.   Reporting of abuse as required by RCW 26.44.030.

             7.17.6.   Industrial insurance coverage as required by Title 51
                       RCW.

             7.17.7. Any other requirements associated with the receipt of federal funds.

        7.18. NONDISCRIMINATION: The Contractor shall comply with all federal and state nondiscrimination laws and regulations.

        7.19. REVIEW OF CLIENT INFORMATION: DSHS agrees to provide the Contractor with written client information, which DSHS intends to distribute to all or a class of clients.

        7.20. CONTRACTOR NOT EMPLOYEES OF DSHS: The Contractor acknowledges and certifies that its directors, officers, partners, employees, and agents are not officers, employees, or agents of DSHS or the state of Washington. The Contractor shall not hold itself out as or claim to be an officer, employee, or agent of DSHS or the state of Washington by reason of this agreement. The Contractor shall not claim any rights, privileges, or benefits that would accrue to a civil service employee under RCW 41.06.

        7.21. DSHS NOT GUARANTOR: The Contractor acknowledges and certifies that neither DSHS nor the State of Washington are guarantors of any obligations or debts of the Contractor.

        7.22. MUTUAL INDEMNIFICATION AND HOLD HARMLESS: The parties shall be responsible for and shall indemnify and hold each other harmless from all claims and/or damages to persons and/or property resulting from its negligent acts and omissions. The Contractor shall indemnify and hold harmless DSHS from any claims by non-participating providers related to the provision to enrollees of covered services under this agreement.

        7.23. DISPUTES: When a dispute arises over an issue concerning the terms of the agreement, the parties agree to the following process to address the dispute:

             7.23.1. The Contractor and DSHS shall attempt to resolve the dispute through informal means between the Contractor and the DSHS, MAA, Division of Program Support, Contract Manager assigned to the Contractor.

             7.23.2. If the Contractor is not satisfied with the outcome of the resolution with the Contract Manager, the Contractor may submit the disputed issue, in writing, for review, within ten (10) working days of the outcome, to:

                                MaryAnne Lindeblad, Director (or her successor) Division of Program Support

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                                                        2003 HO & SCHIP Contract

                                Medical Assistance Administration
                                Department of Social and Health Services
                                P.O. Box 45530
                                Olympia, WA 98504-5530

                       The Director may request additional information from the Contract Manager and/or the Contractor. The Director shall issue a written review decision to the Contractor within thirty (30) calendar days of receipt of all information relevant to the issue. The review decision will be provided to the Contractor according to Section 7.5.

             7.23.3. When the Contractor disagrees with the review decision of the Director, the Contractor may request independent mediation of the dispute. The request for mediation must be submitted to the Director, in writing, within ten (10) working days of the Contractor's receipt of the Director's review decision. The Contractor and DSHS shall mutually agree on the selection of the independent mediator and shall bear all costs associated with mediation equally. The results of mediation shall not be binding on either party.

                Both parties agree to make their best efforts to resolve disputes arising from this agreement and agree that the dispute resolution process described herein shall precede any court action. This dispute resolution process is the sole administrative remedy available under this agreement.

        7.24. GOVERNING LAW AND VENUE: The laws of the State of Washington shall govern this agreement. In the event of a lawsuit involving this agreement, venue shall be proper only in Thurston County, Washington. By execution of this agreement, the Contractor acknowledges the jurisdiction of the courts of the State of Washington regarding this matter.

        7.25. SEVERABILITY: If any provision of this agreement, including any provision of any document incorporated by reference, shall be held invalid, that invalidity shall not affect the other provisions of the agreement. To that end, the provisions of this agreement are declared to be severable.

        7.26.   EXCLUDED PERSONS:

             7.26.1. The Contractor may not knowingly have a director, officer, partner, or person with a beneficial ownership of more than 5% of the Contractor's equity, or have an employee, consultant or contractor who is significant or material to the provision of services under this agreement, who has been, or is affiliated with someone who has been, debarred, suspended, or otherwise excluded by any federal agency (SSA 1932(d)(1)). A list of excluded parties is available on the following Internet website: www.arnet.gov/epls.
                                ------------------

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             7.26.2.   By entering into this agreement, the Contractor certifies
                       that it does not knowingly have anyone who is an excluded person, or is affiliated with an excluded person, as a director, officer, partner, employee, contractor, or person with a beneficial ownership of more than 5% of its equity. The Contractor is required to notify DSHS when circumstances change that affect such certification.

             7.26.3. The Contractor is not required to consult the excluded parties list, but may instead rely on certifications from directors, officers, partners, employees, contractors, or persons with beneficial ownership of more than 5% of the Contractor's equity, that they are not debarred or excluded from a federal program.

        7.27.   FRAUD AND ABUSE REQUIREMENTS - POLICIES AND PROCEDURES:

             7.27.1. The Contractor shall have policies and procedures to prevent and detect fraud and abuse activities related to Healthy Options/SCHIP. These include, but are not limited to: claims, prior authorization, utilization management and quality review, enrollee complaint and grievance resolution, provider credentialing and contracting, and provider and staff education to prevent fraud and abuse, and corrective action plans to remedy situations where fraud and abuse have been detected.

             7.27.2. If the Contractor is also a Medicare contractor, and if CMS has promulgated fraud and abuse standards for federal health care program managed care contractors, the Contractor's policies and procedures established which meet CMS standards shall be deemed sufficient to meet DSHS requirements for fraud and abuse prevention and monitoring.

             7.27.3. The Contractor shall submit a written copy of its fraud and abuse policies and procedures for approval to DSHS according to Section 7.5, Notices. Policies and procedures shall be due by March 31, 2003. DSHS shall respond with approval or denial with required modifications within thirty (30) calendar days of receipt. The Contractor shall have thirty (30) calendar days to resubmit the policies and procedures. If the Contractor's fraud and abuse policies and procedures have been approved by DSHS and are unchanged from the approved policies and procedures, the Contractor shall only be required to submit a written certification that the policies and procedures are unchanged.

             7.27.4. The Contractor may request a copy of the guidelines that DSHS will use in evaluating the Contractor's fraud and abuse policies and procedures, and may request technical assistance in preparing the

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                       policies and procedures, by contacting the DSHS, MAA,
                       Division of Program Support Contract Manager assigned to the Contractor.

8.      SUBCONTRACTS

        8.1. CONTRACTOR REMAINS LEGALLY RESPONSIBLE: Subcontracts, as defined in Section 1.20, may be used by the Contractor for the provision of any service under this agreement. However, no subcontract shall terminate the Contractor's legal responsibility to DSHS for any work performed under this agreement (42 CFR 434.6 (c)).

        8.2. SOLVENCY REQUIREMENTS FOR SUBCONTRACTORS: For any subcontractor at financial risk, as described in Section 8.8.3. Substantial Financial Risk, or 1.17. Risk, the Contractor shall establish, enforce and monitor solvency requirements that provide assurance of the subcontractor's ability to meet its obligations.

        8.3. REQUIRED PROVISIONS: Subcontracts must be in writing, consistent with the provisions of 42 CFR 434.6. All subcontracts must contain the following provisions:

             8.3.1. Identification of the parties of the subcontract and their legal basis for operation in the state of Washington.

             8.3.2. Procedures and specific criteria for terminating the subcontract.

             8.3.3. Identification of the services to be performed by the subcontractor and which of those services may be subcontracted by the subcontractor.

             8.3.4. Reimbursement rates and procedures for services provided under the subcontract.

             8.3.5. Release to the Contractor of any information necessary to perform any of its obligations under this agreement.

             8.3.6. Reasonable access to facilities and financial and medical records for duly authorized representatives of DSHS or DHHS for audit purposes, and immediate access for Medicaid fraud investigators.

             8.3.7. The requirement to completely and accurately report encounter data to the Contractor. Contractor shall ensure that all subcontractors required to report encounter data have the capacity to comply with the Encounter Data Submission Requirements, Exhibit C-1.

             8.3.8. The requirement to comply with the Contractor's DSHS approved fraud and abuse policies and procedures.

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                                                        2003 HO & SCHIP Contract

             8.3.9. No assignment of the subcontract shall take effect without the DSHS' written agreement.

             8.3.10. The subcontractor must comply with the applicable state and federal rules and regulations as set forth in this agreement.

        8.4. HEALTH CARE PROVIDER SUBCONTRACTS, including those for facilities, must also contain the following provisions:

             8.4.1. A quality improvement system tailored to the nature and type of services subcontracted, which affords quality control for the health care provided, including but not limited to the accessibility of medically necessary health care, and which provides for a free exchange of information with the Contractor to assist the Contractor in complying with Section 5.1.

             8.4.2. A means to keep records necessary to adequately document services provided to enrollees.

             8.4.3. Information about enrollees, including their medical records, shall be kept confidential in a manner consistent with state and federal laws and regulations.

             8.4.4. The subcontractor accepts payment from the Contractor as payment in full and shall not request payment from DSHS or any enrollee for covered services performed under the subcontract.

             8.4.5. The subcontractor agrees to hold harmless DSHS and its employees, and all enrollees served under the terms of this agreement in the event of non-payment by the Contractor. The subcontractor further agrees to indemnify and hold harmless DSHS and its employees against all injuries, deaths, losses, damages, claims, suits, liabilities, judgments, costs and expenses which may in any manner accrue against DSHS or its employees through the intentional misconduct, negligence, or omission of the subcontractor, its agents, officers, employees or contractors.

             8.4.6. If the subcontract includes physician services, provisions for compliance with the PCP requirements stated in this agreement.

             8.4.7.    A ninety (90) day termination notice provision.

             8.4.8. A specific termination provision for termination with short notice when a provider is excluded from participation in the Medicaid program.

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        8.5.    HEALTH CARE PROVIDER SUBCONTRACTS DELEGATING ADMINISTRATIVE
                FUNCTIONS: Subcontracts that delegate administrative functions under the terms of this agreement must include the following additional provisions:

             8.5.1. For those subcontractors at financial risk, that the subcontractor must maintain the Contractor's solvency requirements throughout the term of the agreement.

             8.5.2. That the terms and conditions of this agreement, between DSHS and the Contractor, apply to the subcontractor for any contract responsibility the Contractor has delegated in the subcontract.

             8.5.3. Clear descriptions of any administrative functions delegated by the Contractor in the subcontract, including but not limited to utilization/medical management, claims processing, enrollee complaints and appeals, and the provision of data or information necessary to fulfill any of the Contractor's obligations under this agreement.

             8.5.4. How frequently and by what means the Contractor will monitor compliance with solvency requirements and requirements related to any administrative function delegated in the subcontract.

             8.5.5. Whether referrals for enrollees will be restricted to providers affiliated with the group and, if so, a description of those restrictions.

        8.6.    EXCLUDED PROVIDERS:

             8.6.1. Pursuant to Section 1128 of the Social Security Act, the Contractor may not subcontract with an individual practitioner or provider, or an entity with an officer, director, agent, or manager, or an individual who owns or has a controlling interest in the entity, who has been: convicted of crimes as specified in Section 1128 of the Social Security Act, excluded from participation in the Medicare and Medicaid program, assessed a civil penalty under the provisions of Section 1128, has a contractual relationship with an entity convicted of a crime specified in Section 1128, or is a person described in
                       Section 7.26 of this agreement, Excluded Persons.

             8.6.2. In addition, if DSHS terminates a subcontractor from participation in the Medical Assistance program, the Contractor shall exclude the subcontractor from participation in Healthy Options/SCHIP. The Contractor shall terminate subcontracts of excluded providers immediately when the Contractor becomes aware of such exclusion or when the Contractor receives notice from DSHS, whichever is earlier.

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        8.7.    HOME HEALTH PROVIDERS: If the pending Medicaid home health agency surety bond requirement (Section 4708(d) of the Balanced Budget Act of 1997) becomes effective before or during the term of this agreement, beginning on the effective date of the requirement the Contractor may not subcontract with a home health agency unless the state has obtained a surety bond from the home health agency in the amount required by federal law. The Department will provide a current list of bonded home health agencies upon request to the Contractor.

        8.8. PHYSICIAN INCENTIVE PLANS: Physician incentive plans, as defined in Section 1.15, are subject to the conditions set forth in this
                Section in accord with federal regulations (42 CFR 434.70).

             8.8.1. PROHIBITED PAYMENTS: The Contractor shall make no payment to a physician or physician group, directly or indirectly, under a physician incentive plan as an inducement to reduce or limit medically necessary services provided to an individual enrollee.

             8.8.2. DISCLOSURE REQUIREMENTS: Risk sharing arrangements in subcontracts with physicians or physician groups are subject to review and approval by DSHS. The Contractor shall provide the following information about its physician incentive plan, and the physician incentive plans of all its subcontractors in any tier, to the Department annually upon request:

               8.8.2.1. Whether the incentive plan includes referral services.

               8.8.2.2.       If the incentive plan includes referral services:

                 8.8.2.2.1. The type of incentive plan (e.g. withhold, bonus, capitation)

                 8.8.2.2.2. For incentive plans involving withholds or bonuses, the percent that is withheld or paid as a bonus

                 8.8.2.2.3. Proof that stop-loss protection meets the requirements of 6.8.4.1., including the amount and type of stop-loss protection

                 8.8.2.2.4. The panel size and, if commercial members and enrollees are pooled, a description of the groups pooled and the risk terms of each group. Medicaid, Medicare, and commercial members in a physician's or physician group's panel may be pooled provided the terms of risk for the pooled enrollees and commercial members are comparable, and the incentive payments are not calculated separately for pooled enrollees. Commercial members include military and Basic Health Plan members.

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             8.8.3.    SUBSTANTIAL FINANCIAL RISK: A physician, or physician
                       group as defined in Section 1.14, is at substantial financial risk when more than 25% of the total maximum potential payments to the physician or physician group depend on the use of referral services. When the panel size is fewer than 25,000 members arrangements that cause substantial financial risk include, but are not limited to, the following:

               8.8.3.1. Withholds greater than 25% of total potential payments

               8.8.3.2. Withholds less than 25% of total potential payments but the physician or physician group is potentially liable for more than 25% of total potential payments.

               8.8.3.3. Bonuses greater than 33% of total potential payments, less the bonus.

               8.8.3.4. Withholds plus bonuses if the withholds plus bonuses equal more than 25% of total potential payments.

               8.8.3.5. Capitation arrangements if the difference between the minimum and maximum possible payments is more than 25% of the maximum possible payments, or the minimum and maximum possible payments are not clearly explained in the contract.

             8.8.4. REQUIREMENTS IF A PHYSICIAN OR PHYSICIAN GROUP IS AT SUBSTANTIAL FINANCIAL RISK: If the Contractor, or any subcontractor (e.g. IPA, PHO), places a physician or physician group at substantial financial risk, the Contractor shall assure that all physicians and physician groups have either aggregate or per member stop-loss protection for services not directly provided by the physician or physician group.

               8.8.4.1. If aggregate stop-loss protection is provided, it must cover 90% of the costs of referral services that exceed 25% of maximum potential payments under the subcontract.

               8.8.4.2. If stop-loss protection is based on a per-member limit, it must cover 90% of the cost of referral services that exceed the limit as indicated below based on panel size, and whether stop-loss is provided separately for professional and institutional services or is combined for the two.

                 8.8.4.2.1. 1,000 members or fewer, the threshold is $3,000 for professional services and $10,000 for institutional services, or $6,000 for combined services.

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                 8.8.4.2.2.     1,001 - 5,000 members, the threshold is $10,000
                                for professional services and $40,000 for institutional services, or $30,000 for combined services.

                 8.8.4.2.3.     5,001 - 8,000 members, the threshold is $15,000
                                for professional services and $60,000 for institutional services, or $40,000 for combined services.

                 8.8.4.2.4.     8,001 - 10,000 members, the threshold is $20,000
                                for professional services and $100,000 for institutional services, or $75,000 for combined services.

                 8.8.4.2.5.     10,001 - 25,000, the threshold is $25,000 for
                                professional services and $200,000 for
                                institutional services, or $150,000 for
                                combined services.

                 8.8.4.2.6. 25,001 members or more, there is no risk threshold.

               8.8.4.3. For a physician or physician group at substantial financial risk, the Contractor shall periodically conduct surveys of enrollee satisfaction with the physician or physician group. DSHS shall require such surveys annually. DSHS may, at its sole option, conduct enrollee satisfaction surveys which satisfy this requirement and waive the requirement for the Contractor to conduct such surveys. DSHS shall notify the Contractor in writing if the requirement is waived. If DSHS does not waive the requirement, the Contractor shall provide the survey results to DSHS annually upon request. The surveys shall:

                 8.8.4.3.1. Include current enrollees, and enrollees who have disenrolled within 12 months of the survey for reasons other than loss of Medicaid eligibility or moving outside the Contractor's service area.

                 8.8.4.3.2. Be conducted according to commonly accepted principles of survey design and statistical analysis.

                 8.8.4.3.3. Address enrollees satisfaction with the physician or physician group's:

                   8.8.4.3.3.1.   Quality of services provided.

                   8.8.4.3.3.2.   Degree of access to services.

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             8.8.5.    Sanctions and Penalties: DSHS or CMS may impose
                       intermediate sanctions, as described in Section 7.7 of this agreement, for failure to comply with the rules in this section.

        8.9. Payment to FQHCs/RHCs: The Contractor shall not pay a federally qualified health center or a rural health clinic less than the Contractor would pay non-FQHC/RHC providers for the same services (42 USC 1396(m)(2)(A)(ix)).

9.      TERM AND TERMINATION

        9.1. TERM: This agreement is effective from January 1, 2003 at 12:01 a.m. Pacific Standard Time (PST) through 12:00 a.m. December 31, 2003, PST. This agreement may be extended by mutual agreement of the parties.

        9.2.    TERMINATION FOR CONVENIENCE:

             9.2.1. Either party may terminate, upon one-hundred twenty (120) calendar days advance written notice, performance of work under this agreement in whole or in part, whenever, for any reason, either party shall determine that such termination is in its best interest.

             9.2.2. In the event DSHS terminates this agreement for convenience, the Contractor shall have the right to assert a claim for the Contractor's direct termination costs. Such claim must be:

               9.2.2.1. Delivered to DSHS as provided in section 7.5., Notices.

               9.2.2.2. Asserted within ninety (90) calendar days of termination for convenience, or, in the event the termination was originally issued under the provisions of Section 9.3, Termination by DSHS for Default, ninety (90) calendar days from the date the notice of termination was deemed to have been issued under this section. The Contracts Coordination Unit of MAA (CCU) may extend said ninety (90) calendar days if the Contractor makes a written request to the CCU and CCU deems the grounds for the request to be reasonable. The CCU will evaluate the claim for termination costs and order DSHS to pay the claim or such amount, as s/he deems valid, or deny the claim. The CCU shall notify the Contractor of CCU's decision within sixty (60) calendar days of receipt of the claim.

             9.2.3. In the event the Contractor terminates this agreement for convenience, DSHS shall have the right to assert a claim for DSHS' direct termination costs. Such claim must be:

               9.2.3.1. Delivered to the Contractor as provided in section 7.5., Notices.

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               9.2.3.2.       Asserted within ninety (90) calendar days of the
                              date of termination for convenience. The CCU may extend said ninety (90) calendar days if DSHS makes a written request to the CCU and CCU deems the grounds for the request to be reasonable. The CCU will evaluate the claim for termination costs and order the Contractor to pay the claim for such amount, as CCU deems valid, or deny the claim.

             9.2.4. In the event the Contractor or DSHS disagrees with the CCU decision entered pursuant to this section, the Contractor or DSHS shall have the right to a dispute resolution as described in Section 7.23, Disputes.

             9.2.5. In no event shall the claim for termination costs exceed the average monthly amount paid to the Contractor for the twelve (12) months immediately prior to termination.

             9.2.6. In addition to DSHS' or Contractor's direct termination costs, the Contractor or DSHS shall be liable for administrative costs incurred by the other party in procuring supplies or services similar to and/or replacing those terminated.

             9.2.7. The Contractor or DSHS shall not be liable for any termination costs if it notifies the other party of its intent not to renew this agreement at least one hundred twenty (120) calendar days prior to the renewal date.

             9.2.8. In the event this agreement is terminated for the convenience of either party, the effective date of termination must be the last day of the month in which the one hundred twenty (120) day notification period is satisfied, or the last day of such later month as may be agreed upon by both parties.

        9.3. TERMINATION BY THE CONTRACTOR FOR DEFAULT: The Contractor may terminate its performance under this agreement in whole or in part, whenever DSHS shall default in performance of this agreement and shall fail to cure such default within a period of one hundred twenty (120) calendar days (or such longer period as the Contractor may allow) after receipt from the Contractor of a written notice specifying the default. In the event it is determined that DSHS was not in default, DSHS may claim damages for wrongful termination. The procedure for determining damages shall be as stated in Section 9.2.

        9.4.    TERMINATION BY DSHS FOR DEFAULT:

             9.4.1. DSHS may terminate performance of work under this agreement, in whole or in part, whenever the Contractor shall default in performance

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                       of this agreement and shall fail to cure such default
                       within a period of one hundred twenty (120) calendar days (or such longer period as the Contracting Officer may allow) after receipt from the Contracting Officer of a written notice specifying the default. Such termination shall be referred to herein as "Termination for Default."

             9.4.2. If after notice of termination of this agreement for default it is determined by DSHS or a court of law that the Contractor was not in default or that the Contractor's failure to perform or make progress in performance was due to causes beyond the control and without the error or negligence of the Contractor, or any subcontractor, the Contractor may claim damages. The procedure for determining damages shall be as stated in
                       Section 9.2.

             9.4.3. In the event DSHS terminates this agreement as provided in (a) above, DSHS may procure, upon such terms and in such manner as the Contracting Officer may deem appropriate, supplies or services similar to those terminated, and if the Contractor is judged to be in default by a court of law, DSHS' damages shall be measured by any excess costs for such similar supplies or services. In addition, DSHS' damages may also include reasonable administrative costs incurred in procuring such similar supplies or services.

        9.5. MANDATORY TERMINATION: DSHS will terminate this agreement in the event that the Secretary of DHHS determines that the Contractor does not meet the requirements for participation in the Medicaid program pursuant to Title XIX of the Social Security Act and all amendments.

                In addition, DSHS is required under federal law to either impose temporary management or terminate this agreement if the Contractor is repeatedly found to not meet federal requirements for managed care Contractors, as specified in Section 1903(m) of the Social Security Act. Should this circumstance arise, DSHS will terminate this agreement consistent with Section 9.4, Termination by DSHS for Default.

        9.6. TERMINATION FOR REDUCTION IN FUNDING: In the event funding from state, federal, or other sources is withdrawn, reduced or limited in any way after the effective date of this agreement and prior to the termination date, DSHS may terminate the agreement under the "Termination for Convenience" clause.

        9.7. INFORMATION ON OUTSTANDING CLAIMS AT TERMINATION: In the event this agreement is terminated, the Contractor shall provide DSHS, within three hundred and sixty-five (365) calendar days, all available information reasonably necessary for the reimbursement of any outstanding claims for

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                                                        2003 HO & SCHIP Contract

                services to enrollees (42 CFR 434.6(a)(6)). Information and reimbursement of such claims is subject to the provisions of
                Section 3, Payment.

        9.8. CONTINUED RESPONSIBILITIES: After the termination of this agreement, the Contractor remains obligated to:

             9.8.1. Cover hospitalized enrollees until discharge consistent with Section 3.7.

             9.8.2.    Submit reports required under Section 6.

             9.8.3.    Provide access to records as required in Section 7.15.

             9.8.4. Provide the administrative services associated with covered services (e.g. claims processing, enrollee appeals) provided to enrollees under the terms of this agreement.

        9.9. ENROLLEE NOTICE OF TERMINATION: DSHS shall inform enrollees when notice is given by either party of its intent to terminate this agreement as provided herein

10.     SERVICE DELIVERY

        10.1. SCOPE OF SERVICES: The Contractor shall cover enrollees for preventive care and diagnosis and treatment of illness and injury as set forth in Section 11, Schedule of Benefits. If a specific procedure or element of a covered service is covered by DSHS under its fee-for-service program as described in DSHS' billing instructions, the Contractor shall cover it subject to the specific exclusions and limitations in Section 11, Schedule of Benefits.

                Except as specifically provided in Section 10.17, this shall not be construed to prevent the Contractor from establishing utilization control measures as it deems necessary to assure that services are appropriately utilized, provided that utilization control measures do not deny medically necessary covered services to enrollees. The Contractor may limit coverage of services to participating providers except as specifically provided in Section 4, Access and Capacity, Section 11, Schedule of Benefits, for emergency services, and as necessary to provide medically necessary services as described in 10.1.2.2., Urgent Services.

             10.1.1.   IN SERVICE AREA: In the service area, as defined in
                       Section 2.1, the Contractor shall cover enrollees for all medically necessary services included in the scope of services covered by this agreement.

             10.1.2.   OUT OF SERVICE AREA:

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                                                        2003 HO & SCHIP Contract

               10.1.2.1. EMERGENCY SERVICES: The Contractor shall cover emergency services and, follow-up care which is medically necessary before the enrollee's return to the service area, for enrollees temporarily outside of the service area, or who have moved to another service area but are still enrolled with the Contractor.

               10.1.2.2. URGENT SERVICES: The Contractor shall cover urgent care that is medically necessary before the enrollee's return to the service area. Urgent care is associated with the presentation of medical signs that require immediate attention, but are not life threatening. The Contractor shall also cover follow-up care to urgent care when such care is medically necessary and cannot reasonably wait until the enrollee's return to the service area. Such services shall be provided for enrollees temporarily outside of the service area, or who have moved to another service area, but are still enrolled with the Contractor. The Contractor may require pre-authorization for urgent services as long as the wait times specified in Section 4.4, Appointment Standards, are not exceeded.

               10.1.2.3. COVERAGE LIMITATION: When an enrollee moves out of a service area, or is temporarily staying with a parent or relative outside the service area, coverage shall be limited to ninety (90) calendar days beginning with the first of the month following the month in which the enrollee changes residence.

               10.1.2.4. REFERRED SERVICES: If the Contractor, or a participating provider, refers an enrollee to a provider out of the service area to receive a covered service, the Contractor shall be responsible for the referred service.

        10.2. MEDICAL NECESSITY DETERMINATION: The Contractor shall determine which services are medically necessary, according to utilization management requirements included in the Quality Improvement Program 2003 Standards, Exhibit A and according to the definition of Medically Necessary Services in Section 1.11 of this agreement. The Contractor's determination of medical necessity in specific instances shall be final except as specifically provided in sections 5.4, Enrollee Complaints and Appeals and 5.5, Fair Hearings.

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                                                        2003 HO & SCHIP Contract

        10.3. ENROLLEE CHOICE OF PCP: The Contractor shall allow, to the extent possible and appropriate, each new enrollee to choose a participating PCP. In the case of newborns, the parent shall choose the newborn's PCP. If the enrollee does not make a choice at the time of enrollment, the Contractor shall assign the enrollee to a PCP or clinic, within reasonable proximity to the enrollee's home, no later than fifteen (15) working days after coverage begins. The Contractor shall allow an enrollee to change PCP or clinic at anytime with the change becoming effective no later than the beginning of the month following the enrollees request for the change (WAC 388-538-060, Exhibit B and WAC 284-43-251 (1)).

                The Contractor shall allow children with special health care needs who utilize a specialist frequently to retain the specialist as a PCP, or alternatively, be allowed direct access to specialists for needed care.

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        10.4.   COORDINATION OF CARE: The Contractor shall ensure that health care services are coordinated for enrollees, in accordance with the provisions of the Quality Improvement Program 2003 Standards, Exhibit A, and as follows:

             10.4.1. The Contractor shall ensure that PCPs are responsible for the provision, coordination, and supervision of health care to meet the needs of each enrollee, including initiation and coordination of referrals for medically necessary specialty care. The PCPs shall also be responsible for ongoing coordination with community health and social programs, including but not limited to First Steps Maternity Services and Maternity Case Management, and mental health services provided by the Regional Support Networks (RSN).

             10.4.2. The Contractor shall ensure that PCPs develop individualized care plans for children with special health care needs, which ensure integration of clinical and non-clinical disciplines and services in the overall plan of care.

             10.4.3. The Contractor shall provide or shall ensure practitioners provide case management of enrollees with chronic/high risk illnesses. These services include, but are not limited to, coordination of services for inpatient and outpatient care, and coordinated discharge planning. The Contractor shall provide support services to assist practitioners in providing such case management if it is not provided directly by the Contractor. The Contractor shall also provide or shall ensure PCPs provide ongoing coordination of community-based services required by enrollees, including but not limited to:
                       First Steps Maternity Services and Maternity Case Management, Transportation, Regional Support Networks for mental health services, developmental disability services, local health departments, Title V services, home and community services for older and physically disabled individuals, alcohol and substance abuse services, and services for children with special health care needs. The Contractor shall provide support services to assist PCPs in providing such coordination of it is not provided directly by the Contractor.

        10.5. SECOND OPINIONS: The Contractor shall allow enrollees a second opinion with any primary or specialty care physician who is participating with the Contractor when an enrollee wants additional information regarding treatment or believes the Contractor is not authorizing medically necessary care. At the Contractor's discretion, a clinically appropriate non-participating provider who is agreed upon by the Contractor and the enrollee may provide the second opinion.

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                                                        2003 HO & SCHIP Contract

                This Section shall not be construed to require the Contractor to cover unlimited second opinions, nor to require the Contractor to cover any services other than the professional services of the second opinion provider.

        10.6. ENROLLEE SELF-DETERMINATION: The Contractor shall ensure that all providers: obtain informed consent prior to treatment from enrollees, or persons authorized to consent on behalf of an enrollee as described in RCW 7.70.065; comply with the provisions of the Natural Death Act (RCW 70.122) and state and federal Medicaid rules concerning advance directives (WAC 388-501-0125 & 42 CFR 438.6); and, when appropriate, inform enrollees of their right to make anatomical gifts (RCW 68.50.540).

        10.7.   COMPLIANCE WITH FEDERAL REGULATIONS FOR STERILIZATIONS AND
                HYSTERECTOMIES: The Contractor shall assure that all sterilizations and hysterectomies performed under this agreement are in compliance with 42 CFR 441 Subpart F, and that the DSHS Sterilization Consent Form (DSHS 13-364(x)) or its equivalent is used.

        10.8. PROGRAM INFORMATION: At the Contractor's request, DSHS shall provide the Contractor with pertinent documents including statutes, regulations, and current versions of billing instructions and other written documents which describe DSHS policies and guidelines related to service coverage and reimbursement.

        10.9. CONFIDENTIALITY OF ENROLLEE INFORMATION: The Contractor shall comply with all state and federal laws and regulations concerning the confidentiality of enrollee information.

             10.9.1. The use or disclosure of any information concerning an enrollee, including but not limited to medical records, by the Contractor and its subcontractors for any purpose not directly connected with the provision of services under this agreement is prohibited, except by written consent of the enrollee, his/her representative, or his/her responsible parent or guardian, or as otherwise provided by law.

             10.9.2. The Contractor shall not require parental or guardian consent for, nor inform parents or guardians of, the following services provided to enrollees under age eighteen (18): reproductive health (State v. Koome,
                                                           --------------
                       1975), sexually-transmitted diseases (RCW 70.24.110), drug and alcohol treatment (RCW 70.96A.095), and mental health (RCW 71.34.200), except as specifically provided in law. The Contractor shall suppress these services on any subscriber reports.

             10.9.3. The Contractor and DSHS agree to share information regarding enrollees in a manner which complies with applicable state and federal

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                                                        2003 HO & SCHIP Contract

                       law protecting confidentiality of such information (42 CFR 431 Subpart F, RCW 5.60.060(4), RCW 70.02).

        10.10. MARKETING: The Contractor, and any subcontractors through which the Contractor provides covered services, shall comply with the following requirements regarding marketing:

             10.10.1. Marketing materials means materials distributed to or aimed at Medicaid eligibles, without regard to medium, to influence those individuals to enroll or reenroll in with the Contractor or with the Contractor's subcontractors. All mediums are included but may include brochures, leaflets, newspaper ads, signs, billboards, radio ads, television ads, presentation material for marketing representatives, and websites.

             10.10.2. All marketing materials must be reviewed by and have the prior written approval of DSHS.

             10.10.3. Marketing materials shall not contain misrepresentations, or false, inaccurate or misleading information.

             10.10.4. Marketing materials must be distributed in all services areas the Contractor serves.

             10.10.5.  Marketing materials must be in compliance with Section
                       4.7. Marketing materials in English must give directions in the Medicaid eligible population's primary languages for obtaining understandable materials in accord with contract section 4.7.2. DSHS may determine, in its sole judgment, if materials which are primarily visual meet the requirements of contract section 4.7.

             10.10.6. The Contractor shall not offer anything of value as an inducement to enrollment.

             10.10.7. The Contractor shall not use the sale of other insurance to attempt to influence enrollment.

             10.10.8. The Contractor shall not directly or indirectly conduct door-to-door, telephonic or other cold-call marketing of enrollment.

        10.11.  INFORMATION REQUIREMENTS FOR ENROLLEES AND POTENTIAL ENROLLEES:
                The Contractor must provide sufficient, accurate oral and written information to potential enrollees to assist them in making an informed decision about enrollment (SSA 1932(d)(2)). The Contractor shall provide to potential enrollees upon request and to each enrollee, within fifteen (15) working days of enrollment, at any time upon request, and at least once a year, the

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                information needed to understand benefit coverage and obtain care. All enrollee information shall have the prior written approval of DSHS.

             The Contractor's written information to enrollees and potential enrollees must include:

             10.11.1. How to choose a PCP, including how to request a list of PCPs that includes their identity, location, qualifications and availability.

             10.11.2. How obtain a list of specialists that includes their identity, location, qualifications and availability.

             10.11.3. How to obtain information regarding any limitations to the availability of or referral to specialists to assist the enrollee in selecting a PCP.

             10.11.4. How to obtain information regarding Physician Incentive Plans.

             10.11.5.  How to change a PCP.

             10.11.6.  Informed consent guidelines.

             10.11.7.  Information regarding conversion rights under RCW
                       48.46.450 or RCW 48.44.370.

             10.11.8.  How to request a disenrollment.

             10.11.9.  Information regarding advance directives.

             10.11.10. How to recommend changes in the Contractor's policies and procedures.

             10.11.11. Health promotion, health education and preventive health services available.

             10.11.12. How to obtain assistance from the Contractor in using the complaint and appeal process, including independent review (must assure enrollees that information will be kept confidential except as needed to process the complaint or appeal).

             10.11.13. The right to initiate a complaint or file an appeal, including independent review, in accord with the Contractor's DSHS approved policies and procedures regarding complaints and appeals.

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             10.11.14. The right to request a DSHS Fair Hearing with no requirement to exhaust the Contractor's complaint and appeal process, and how to do so.

             10.11.15. The enrollee's rights and responsibilities with respect to receiving covered services.

             10.11.16. Information about covered benefits and how to contact
                       DSHS regarding services that may be covered by DSHS, but are not covered benefits under this agreement.

        10.12. PHYSICIAN INCENTIVE PLAN INFORMATION: The Contractor must provide information concerning physician incentive plans upon request to enrollees enrolled under the terms of this agreement (42 CFR 434.70(a)(4)).

        10.13. FAIR HEARING INFORMATION: The Contractor shall provide information to enrollees about their right to file a Fair Hearing request and how to do so, pursuant to WAC 388-02, and their right to a second opinion, if services or a referral for services have been denied, discontinued or modified.

        10.14. PROHIBITION ON ENROLLEE CHARGES FOR COVERED SERVICES: Under no circumstances shall the Contractor, or any providers used to deliver services covered under the terms of this agreement, charge enrollees for covered services (SSA 1932(b)(6), SSA 1128B(d)(1)).

        10.15. PROHIBITION ON PROVIDER/ENROLLEE DISCUSSION LIMITATIONS: The Contractor shall not prohibit any health care professional from fully discussing an enrollee's condition and all available treatment options, regardless of whether such treatment options are covered under the terms of this agreement (SSA 1932(b)(3)).

        10.16. PROVIDER LICENSE NONDISCRIMINATION: The Contractor shall not discriminate, with respect to participation, reimbursement, or indemnification, against providers practicing within their licensed scope of practice solely on the basis of the type of license or certification they hold. This provision shall not be construed to prohibit the Contractor from otherwise limiting participation to meet its service and cost control needs, and standards for quality of care (SSA 1932(b)(7)).

        10.17.  EXPERIMENTAL AND INVESTIGATIONAL SERVICES:

             10.17.1. If the Contractor excludes or limits benefits for any services for one or more medical conditions or illnesses because such services are deemed to be experimental or investigational, the Contractor must develop and follow policies and procedures for such exclusions and limitations. The policies and procedures shall identify the persons

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                       responsible for such decisions. The policies and
                       procedures and any criteria for making decisions shall be made available to DSHS upon request.

                       In making the determination, whether a service is experimental and investigational and, therefore, not a covered service, the Contractor shall consider the following:

               10.17.1.1. Evidence in peer-reviewed, medical literature, as defined in Section 1.13, and pre-clinical and clinical data reported to the National Institute of Health and/or the National Cancer Institute, concerning the probability of the service maintaining or significantly improving the enrollee's length or quality of life, or ability to function, and whether the benefits of the service or treatment are outweighed by the risks of death or serious complications.

               10.17.1.2. Whether evidence indicates the service or treatment is likely to be as beneficial as existing conventional treatment alternatives.

               10.17.1.3.     Any relevant, specific aspects of the condition.

               10.17.1.4. Whether the service or treatment is generally used for the condition in the state of Washington.

               10.17.1.5. Whether the service or treatment is under continuing scientific testing and research.

               10.17.1.6. Whether the service or treatment shows a demonstrable benefit for the condition.

               10.17.1.7. Whether the service or treatment is safe and efficacious.

               10.17.1.8. Whether the service or treatment will result in greater benefits for the condition than another generally available service.

               10.17.1.9. If approval is required by a regulating agency, such as the Food and Drug Administration, whether such approval has been given before the date of service.

             10.17.2. Criteria to determine whether a service is experimental or investigational must be no more stringent for Healthy Options enrollees than that applied to any other enrollees. A service or treatment that is not experimental for one enrollee with a particular medical condition cannot be determined to be experimental for another enrollee with the same medical condition and similar health status.

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             10.17.3.  A service or treatment may not be determined to be experimental and investigational solely because it is under clinical investigation when there is sufficient evidence in peer-reviewed medical literature to draw conclusions, and the evidence indicates the service or treatment will probably be of significant benefit to enrollees.

             10.17.4. A determination made by the Contractor shall be subject to appeal through the Contractor's appeal process, including independent review, and through the DSHS fair hearing process.

11.     SCHEDULE OF BENEFITS

        11.1.   COVERED SERVICES:

             11.1.1. The Contractor shall cover the services described in this Section when medically necessary. The amount and duration of covered services that are medically necessary depends on the enrollee's condition.

             11.1.2. Except as specifically provided herein, the scope of covered services shall be comparable to the DSHS Medicaid fee-for-service program. For specific covered services, this shall not be construed as requiring the Contractor to cover the specific items covered by DSHS under its fee-for-service program, but shall rather be construed to require the Contractor to cover the same scope of services.

             11.1.3. Enrollees have the right to self-refer for certain services to providers paid through separate arrangements with the State of Washington. The Contractor is not responsible for the coverage of the services provided through such separate arrangements. The enrollees also may choose to receive such services from the Contractor. The Contractor shall assure that enrollees are informed, whenever appropriate, of all options in such a way as not to prejudice or direct the enrollee's choice of where to receive the services. If the Contractor in any manner deprives enrollees of their free choice to receive services through the Contractor, the Contractor shall pay the local health department, family planning facility, or RSN for such services up to the limits described herein. The services to which an enrollee may self-refer are:

               11.1.3.1. Outpatient mental health services to community mental health providers of the Regional Support Network for Prepaid Health Plan.

               11.1.3.2. Family planning services and sexually transmitted disease screening and treatment services provided at family planning facilities, such as Planned Parenthood.

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               11.1.3.3.      Immunizations, sexually-transmitted disease
                              screening and follow-up, immunodeficiency virus
                              (HIV) screening, tuberculosis screening and follow-up, and family planning services through the local health department.

               11.1.3.4. Medical services provided to enrollees who have a diagnosis of alcohol and/or chemical dependency are covered when those services are otherwise covered services.

             11.1.4. INPATIENT SERVICES: Provided by acute care hospitals (licensed under RCW 70.41), or nursing facilities (licensed under RCW 18-51) when nursing facility services are not covered by the Department's Aging and Adult Services Administration and the Contractor determines that nursing facility care is more appropriate than acute hospital care. Inpatient physical rehabilitation services are included.

             11.1.5. OUTPATIENT HOSPITAL SERVICES: Provided by acute care hospitals (licensed under RCW 70.41).

             11.1.6. EMERGENCY SERVICES: In accord with the requirements of 42 CFR 438.114, all inpatient and outpatient services that are provided by a provider who is qualified to furnish Medicaid services, without regard to whether the provider is a participating or non-participating provider, which are necessary to evaluate and stabilize an emergency medical condition as defined in Section 1.8.

                       Emergency services shall be provided without requiring prior authorization.

                       What constitutes an emergency medical condition may not be limited on the basis of lists of diagnoses or symptoms (42 CFR 438.114(d)(i)).

                       Services provided when the PCP or other plan representative has instructed the enrollee to seek emergency services, regardless of whether the enrollee's condition meets the prudent layperson standard.

                       If there is a disagreement between a hospital and the Contractor concerning whether the patient is stable enough for discharge or transfer, or whether the medical benefits of an unstabilized transfer outweigh the risks, the judgment of the attending physician(s) actually caring for the enrollee at the treating facility prevails and is binding on the Contractor.

                       Any post-stabilization services, related to the admitting diagnosis, up to the point of discharge, that the Contractor has either:

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               11.1.6.1.      Authorized

               11.1.6.2. Failed to authorize because the Contractor did not respond within thirty (30) minutes to a request for authorization for post-stabilization services (RCW 48.43.093(d))

               11.1.6.3. Failed to authorize due to circumstances beyond the emergency department's control

             11.1.7. AMBULATORY SURGERY CENTER: Services provided at ambulatory surgery centers.

             11.1.8. PROVIDER SERVICES: Services provided in an inpatient or outpatient (e.g., office, clinic, emergency room or home) setting by licensed professionals including, but not limited to, physicians, physician assistants, advanced registered nurse practitioners, midwives, podiatrists, audiologists, registered nurses, and certified dietitians.

                       Provider Services include, but are not limited to:

               11.1.8.1. Medical examinations, including wellness exams for adults and EPSDT for children

               11.1.8.2.      Immunizations

               11.1.8.3.      Maternity care

               11.1.8.4. Family planning services provided or referred by a participating provider or practitioner

               11.1.8.5.      Performing and/or reading diagnostic tests

               11.1.8.6.      Private duty nursing

               11.1.8.7.      Surgical services

               11.1.8.8. Surgery to correct defects from birth, illness, or trauma, or for mastectomy reconstruction

               11.1.8.9.      Anesthesia

               11.1.8.10.     Administering pharmaceutical products

               11.1.8.11.     Fitting prosthetic and orthotic devices

               11.1.8.12.     Rehabilitation services

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               11.1.8.13.     Enrollee health education

               11.1.8.14. Nutritional counseling for specific conditions such as diabetes, high blood pressure, and anemia

               11.1.8.15. Nutritional counseling when referred as a result of an EPSDT exam

             11.1.9. TISSUE AND ORGAN TRANSPLANTS: Heart, kidney, liver, bone marrow, lung, heart-lung, pancreas, kidney-pancreas, cornea, and peripheral blood stem cell.

             11.1.10.  LABORATORY, RADIOLOGY, AND OTHER MEDICAL IMAGING
                       SERVICES: Screening and diagnostic services and radiation therapy.

             11.1.11. VISION CARE: Eye examinations for visual acuity and refraction once every twenty-four (24) months for adults and once every twelve (12) months for children under age twenty-one (21). These limitations do not apply to additional services needed for medical conditions. The Contractor may restrict non-emergent care to participating providers. Enrollees may self-refer to participating providers for these services.

             11.1.12.  OUTPATIENT MENTAL HEALTH:

               11.1.12.1. Psychiatric and psychological testing, evaluation and diagnosis:

                 11.1.12.1.1. Once every twelve (12) months for adults twenty-one (21) and over

                 11.1.12.1.2. Unlimited for children under age twenty-one (21) when identified in an EPSDT visit

               11.1.12.2.     Unlimited medication management:

                 11.1.12.2.1.   Provided by the PCP or by PCP referral

                 11.1.12.2.2. Provided in conjunction with mental health treatment covered by the Contractor

               11.1.12.3.     Twelve hours per calendar year for treatment

               11.1.12.4. Transition to the RSN, as needed to assure continuity of care, when the enrollee has exhausted the benefit covered by the Contractor or when enrollee request such transition

               11.1.12.5.     Referrals To and From the RSN:

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                 11.1.12.5.1.   The Contractor shall cover mental health
                                services provided by the RSN, up to the limits described herein, if the Contractor refers an enrollee to the RSN for those services.

                 11.1.12.5.2. The Contractor may, but is not required to, accept referrals from the RSN for the mental health services described herein.

               11.1.12.6. The Contractor may subcontract with RSNs to provide the outpatient mental health services that are the responsibility of the Contractor. Such agreements shall not be written or construed in a manner that provides less than the services otherwise described in this Section as the Contractor's responsibility for outpatient mental health services.

               11.1.12.7. The DSHS Mental Health Division (MHD) and Medical Assistance Administration (MAA) shall each appoint a Mental Health Care Coordinator (MHCC). The MHCCs shall be empowered to decide all Contractor and RSN issues regarding outpatient mental health coverage that cannot be otherwise resolved between the Contractor and the RSN. The MHCCs will also undertake training and technical assistance activities that further coordination of care between MAA, MHD, Healthy Options contractors and RSNs. The Contractor shall cooperate with the activities of the MHCCs.

             11.1.13.  OCCUPATIONAL THERAPY, SPEECH THERAPY, AND PHYSICAL
                       THERAPY: Services for the restoration or maintenance of a function affected by an enrollee's illness, disability, condition or injury, or for the amelioration of the effects of a developmental disability.

             11.1.14. PHARMACEUTICAL PRODUCTS: Prescription drug products according to a Department approved formulary, which includes both legend and over-the-counter (OTC) products. The Contractor's formulary shall include all therapeutic classes in DSHS' fee-for-service drug file and a sufficient variety of drugs in each therapeutic class to meet medically necessary health needs. The Contractor shall provide participating pharmacies and participating providers with its formulary and information about how to request non-formulary drugs. The Contractor shall approve or deny all requests for non-formulary drugs by the business day following the day of request.

                       Covered drug products shall include:

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               11.1.14.1.     Oral, enteral and parenteral nutritional
                              supplements and supplies, including prescribed infant formulas

               11.1.14.2. All Food and Drug Administration (FDA) approved contraceptive drugs, devices, and supplies; including but not limited to Depo-Provera, Norplant, and OTC products

               11.1.14.3.     Antigens and allergens

               11.1.14.4. Therapeutic vitamins and iron prescribed for prenatal and postnatal care.

             11.1.15. HOME HEALTH SERVICES: Home health services through state-licensed agencies.

             11.1.16. DURABLE MEDICAL EQUIPMENT (DME) AND SUPPLIES: Including, but not limited to: DME; surgical appliances; orthopedic appliances and braces; prosthetic and orthotic devices; breast pumps; incontinence supplies for enrollees over three (3) years or age; and medical supplies. Incontinence supplies shall not include non-disposable diapers unless the enrollee agrees.

             11.1.17. OXYGEN AND RESPIRATORY SERVICES: Oxygen, and respiratory therapy equipment and supplies.

             11.1.18.  HOSPICE SERVICES: When the enrollee elects hospice care.

             11.1.19.  BLOOD, BLOOD COMPONENTS AND HUMAN BLOOD PRODUCTS:
                       Administration of whole blood and blood components as well as human blood products. In areas where there is a charge for blood and/or blood products the Contractor shall cover the cost of the blood or blood products.

             11.1.20. TREATMENT FOR RENAL FAILURE: Hemodialysis, or other appropriate procedures to treat renal failure, including equipment needed in the course of treatment.

             11.1.21. AMBULANCE TRANSPORTATION: The Contractor shall cover ground and air ambulance transportation for emergency medical conditions, as defined in Section 1.8 of this agreement, including, but not limited to, Basic and Advanced Life Support Services, and other required transportation costs, such as tolls and fares. In addition, the Contractor shall cover ambulance services under two circumstances for non-emergencies:

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                                                        2003 HO & SCHIP Contract

               11.1.21.1. When it is necessary to transport an enrollee between facilities to receive a covered services; and,

               11.1.21.2. When it is necessary to transport an enrollee, who must be carried on a stretcher, or who may require medical attention en route (RCW 18.73.180) to receive a covered service.

             11.1.22. CHIROPRACTIC SERVICES: For children when they are referred during an EPSDT exam.

             11.1.23. NEURODEVELOPMENTAL SERVICES: When provided by a facility that is not a DSHS recognized neurodevelopmental center.

             11.1.24. SMOKING CESSATION SERVICES: For pregnant women through sixty (60) days post pregnancy.

11.2.   EXCLUSIONS:

        The following services and supplies are excluded from coverage under this agreement. This shall not be construed to prevent the Contractor from covering any of these services when the Contractor determines it is medically necessary. Unless otherwise required by this agreement, ancillary services resulting from excluded services are also excluded.

             11.2.1. SERVICES COVERED BY DSHS FEE-FOR-SERVICE OR THROUGH SELECTIVE CONTRACTS:

               11.2.1.1. School Medical Services for Special Students as described in the DSHS billing instructions for School Medical Services.

               11.2.1.2. Eyeglass Frames, Lenses, and Fabrication Services covered under DSHS' selective contract for these services, and associated fitting and dispensing services.

               11.2.1.3. Voluntary Termination of Pregnancy, including complications.

               11.2.1.4.      Transportation Services other than Ambulance:
                              Taxi, cabulance, voluntary transportation, and public transportation.

               11.2.1.5. Dental Care, Prostheses and Oral Surgery, including physical exams required prior to hospital admissions for oral surgery.

               11.2.1.6. Hearing Aid Devices, including fitting, follow-up care and repair.

               11.2.1.7. First Steps Maternity Case Management and Maternity Support Services.

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               11.2.1.8.      Sterilizations for enrollees under age 21, or
                              those that do not meet other federal requirements.

               11.2.1.9.      Health care services provided by a
                              neurodevelopmental center recognized by DSHS.

               11.2.1.10. Certain services provided by a health department or family planning clinic when a client self-refers for care.

               11.2.1.11.     Inpatient psychiatric professional services.

               11.2.1.12. Pharmaceutical products prescribed by any provider related to services provided under a separate agreement with DSHS or related to services not covered by the Contractor.

               11.2.1.13. Laboratory services required for medication management of drugs prescribed by community mental health providers whose services are purchased by the Mental Health Division.

               11.2.1.14.     Protease Inhibitors

               11.2.1.15. Services ordered as a result of an EPSDT exam that are not otherwise covered services.

               11.2.1.16.     Gastroplasty

               11.2.1.17. Prenatal Diagnosis Genetic Counseling provided to enrollees to allow enrollees and their PCPs to make informed decisions regarding current genetic practices and testing. Genetic services beyond Prenatal Diagnosis Genetic Counseling are covered as maternity care when medically necessary, see
                              Section 11.1.8.3.

               11.2.1.18. Gender dysphoria surgery and related procedures, treatment, prosthetics, or supplies when approved by DSHS in accord with WAC 388-531.

             11.2.2. SERVICES COVERED BY OTHER DIVISIONS IN THE DEPARTMENT OF SOCIAL AND HEALTH SERVICES:

               11.2.2.1. Substance abuse treatment services covered through the Division of Alcohol and Substance Abuse
                              (DASA), including inpatient detoxification services for alcohol (3-day) and drugs (5-day) with no complicating medical conditions.

               11.2.2.2. Nursing facility and community based services (e.g. COPES and Personal Care Services) covered through the Aging and Adult Services Administration.

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               11.2.2.3.      Mental health services separately purchased for
                              all Medicaid clients by the Mental Health
                              Division, including 24-hour crisis intervention, outpatient mental health treatment services, and inpatient psychiatric services. This shall not be construed to prevent the Contractor from purchasing covered outpatient mental health services from community mental health providers.

               11.2.2.4. Health care services covered through the Division of Developmental Disabilities for institutionalized clients.

             11.2.3.   SERVICE COVERED BY OTHER STATE AGENCIES:

                       Infant formula for oral feeding provided by the Women, Infants and Children (WIC) program in the Department of Health. Medically necessary nutritional supplements for infants are covered under the pharmacy benefit.

             11.2.4.   SERVICES NOT COVERED BY EITHER DSHS OR THE CONTRACTOR:

               11.2.4.1.      Medical examinations for Social Security
                              Disability.

               11.2.4.2. Services for which plastic surgery or other services are indicated primarily for cosmetic reasons.

               11.2.4.3. Physical examinations required for obtaining continuing employment, insurance or governmental licensing.

               11.2.4.4. Experimental and Investigational Treatment or Services, determined in accord with Section 10.18, Experimental and Investigational Services, and services associated with experimental or investigational treatment or services.

               11.2.4.5. Reversal of voluntary surgically induced sterilization.

               11.2.4.6. Personal Comfort Items, including but not limited to guest trays, television and telephone charges.

               11.2.4.7.      Biofeedback Therapy.

               11.2.4.8. Diagnosis and treatment of infertility, impotence, and sexual dysfunction.

               11.2.4.9.      Orthoptic (eye training) care for eye conditions.

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               11.2.4.10.     Tissue or organ transplants that are not
                              specifically listed as covered.

               11.2.4.11. Immunizations required for international travel purposes only.

               11.2.4.12.     Court-ordered services.

               11.2.4.13. Any service provided to an incarcerated enrollee, beginning when a law enforcement officer takes the enrollee into legal custody.

               11.2.4.14. Any service, product, or supply paid for by DSHS under its fee-for-service program only on an exception to policy basis. The Contractor may also make exceptions and pay for services it is not required to cover under this agreement.

               11.2.4.15. Any other service, product, or supply not covered by DSHS under its fee-for-service program.

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                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

                                   EXHIBIT A-1
                          QUALITY IMPROVEMENT STANDARDS
                                 2003 STANDARDS
                                      NCQA

The Contractor shall comply with the Quality Improvement Program 2003 Standards. The standards are adopted primarily from NCQA's Standards for the Accreditation of Managed Care Organizations. DSHS is implementing as the Quality Improvement Program 2003 Standards, standards which are substantially the same as the Quality Improvement Program Standards in the 2002 HO/SCHIP Contract. DSHS reserves the right to revise the Quality Improvement Program 2003 Standards to ensure that no standard is in conflict with the Washington State Patient Bill of Rights (PBOR), Health Insurance Portability and Accountability Act (HIPAA), or any other applicable state or federal statute or regulation. In the event of conflict between the Quality Improvement Program 2003 Standards and the standards in PBOR, HIPAA, or state or federal statute or regulation, the standard which, in the sole judgment of DSHS, is most favorable to enrollees shall have precedence.

DSHS agrees that any Contractor that meets or exceeds a 90% TEAMonitor score on a specific quality standard (Quality Management and Improvement, Utilization Management, Credentialing and Recredentialing, Members' Rights and Responsibilities, Preventive Health Services and Medical Records) over two consecutive audit years to be in compliance with that specific standard for the next audit year. If DSHS has evidence that subsequent performance has been deficient, the CONTRACTOR shall be subject to audit on all standards. In determining whether a Contractor's performance has been deficient with respect to the Quality Improvement Standards, DSHS will consider NCQA Reports, enrollee complaints, appeals and denials, and any other substantial data or information.

The above process shall not apply to areas specifically required for annual review by The Federal Medicaid Act (Social Security Act, 42. US. C. Sec. 1396 et seq.), applicable federal regulations, The Healthy Options Waiver 1115b, Guidelines for Addressing Fraud and Abuse in Medicaid Managed Care, The Balanced Budget Act of 1997 and any published, applicable BBA regulations; applicable RCWs and applicable WACs.

The following NCQA definitions apply to terms used in this document:

COMPLAINT: A term commonly used to describe an oral or written expression of dissatisfaction by a member.

APPEAL: A formal request by a practitioner or covered person for reconsideration of a decision such as a utilization review recommendation, a benefit payment, an administrative action, quality of care or service issue, with the goal of finding a mutually acceptable solution.

PRACTITIONER: Any individual who is qualified to practice a profession. Practitioners are usually required to be licensed as defined by law.

PROVIDER: An institution or organization that provides services for your organization's members. Examples of providers include hospitals and home health agencies.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

QUALITY MANAGEMENT AND IMPROVEMENT

QI 1        PROGRAM STRUCTURE

            The managed care organization's (MCO) quality improvement (QI) structures and processes are clearly defined, and responsibility is assigned to appropriate individuals.

QI 1.1 A written description of the QI program outlines the program structure and content.

QI 1.1.2 The description of the program includes a section that addresses improving patient safety.

QI 1.2      The QI program is accountable to the governing body.

QI 1.3 The program description is evaluated annually and updated as necessary.

QI 1.4 A designated physician has substantial involvement in the implementation of the QI program.

QI 1.5      A committee oversees and is involved in QI activities.

QI 1.6 The program description specifies the role, structure, and function, including frequency of meetings of the QI committee and other relevant committees.

QI 1.7 The annual QI work plan, or schedule of activities, includes the following:

QI 1.7.1 objectives, scope, and planned projects or activities that address the quality and safety of clinical care and the quality of service for the year;

QI 1.7.2 planned monitoring of previously identified issues, including tracking of issues over time and

QI 1.7.3          planned evaluation of the QI program as described in QI 12.1.

QI 1.8 The QI program resources (e.g. personnel, analytic capabilities, data resources) are adequate to meet its needs.

QI 2        PROGRAM OPERATIONS

            The managed care organization's quality improvement program is fully operational.

QI 2.1 The QI committee recommends policy decisions, reviews and evaluates the results of QI activities, institutes needed actions, and ensures follow-up, as appropriate.

QI 2.2 There are contemporaneous minutes (i.e. created at the time the activity is conducted), dated and signed, that reflect all QI committee decisions and actions.

QI 2.3      The MCO's practitioners participate actively in the QI program.

QI 2.4 Upon request, the MCO makes available to its members and practitioners information about its QI program, including a description of the QI program and a report on the MCO's progress in meeting its goals.

QI 3        HEALTH SERVICES CONTRACTING

            Contracts with individual practitioners and organizational providers, including those making UM decisions, specify that contractors cooperate with the managed care organization's QI program.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

QI 3.1      Contracts with practitioners specifically require that:

QI 3.1.1          the practitioners cooperate with QI activities;

QI 3.1.2 the MCO has access to the practitioners' medical records to the extent permitted by state and federal law and

QI 3.1.3 the MCO allows open practitioner-patient communication regarding appropriate treatment alternatives and without penalizing practitioners for discussing medically necessary or appropriate care for the patient.

QI 3.2      Contracts with providers specifically require that:

QI 3.2.1          the providers cooperate with QI activities and

QI 3.2.2 the MCO has access to the provider's medical records to the extent permitted by state and federal law.

QI 4        AVAILABILITY OF PRACTITIONERS

            The MCO ensures that its network is sufficient in numbers and types of practitioners.

QI 4.1 In creating and maintaining its delivery system of practitioners, the MCO takes into consideration assessed special and cultural needs and preferences.

QI 4.2 The MCO implements mechanisms designed to ensure the availability of PCPs.

QI 4.2.1 The MCO defines the practitioners who serve as PCPs within its delivery system.

QI 4.2.2 The MCO establishes standards for number and geographic distribution of PCPs.

QI 4.2.3 The MCO collects and analyzes data to measure its performance against the standards established in QI 4.2.2.

QI 4.2.4 The MCO identifies opportunities for improvement and decides which opportunities to pursue.

QI 4.2.5          The MCO implements interventions to improve its performance.

QI 4.2.6          The MCO measures the effectiveness of the interventions.

QI 4.3 The MCO implements mechanisms designed to ensure the availability of specialty care practitioners.

QI 4.3.1 The MCO establishes standards for number and geographic distribution of specialty practitioners.

QI 4.3.2 The MCO collects and analyzes data to measure its performance against the standards established in QI 4.3.1.

QI 4.3.3 The MCO identifies opportunities for improvement and decides which opportunities to pursue.

QI 4.3.4          The MCO implements interventions to improve its performance.

QI 4.3.5          The MCO measures the effectiveness of the interventions.

QI 5        ACCESSIBILITY OF SERVICES

            The MCO establishes mechanisms to assure the accessibility of primary care services, behavioral health services and member services.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

QI 5.1      The MCO establishes standards for access to medical care:

QI 5.1.1          preventive care appointments;

QI 5.1.2          routine primary care appointments;

QI 5.1.3          urgent care appointments;

QI 5.1.4          emergency care; and

QI 5.1.5          after-hours care.

QI 5.2 The MCO establishes standards for key elements of telephone customer service.

QI 5.4 The MCO collects and analyzes data to measure its performance against the standards.

QI 5.5 The MCO identifies opportunities for improvement and decides which opportunities to pursue.

QI 5.6      The MCO implements interventions to improve its performance.

QI 5.7      The MCO measures the effectiveness of the interventions.

QI 6        MEMBER SATISFACTION

            The MCO implements mechanisms to assure member satisfaction.

QI 6.1      The MCO assesses member satisfaction by:

QI 6.1.1          evaluating member complaints and appeals and

QI 6.1.2          evaluating requests to change practitioners and/or sites.

QI 6.2 The MCO uses appropriate methods to collect data for the activities listed in QI 6.1:

QI 6.2.1          The appropriate population identified.

QI 6.2.2 If sampling used, appropriate samples are drawn from the affected population.

QI 6.2.3          Valid and reliable data are collected.

QI 6.3 The MCO analyzes data from at least the activities listed in QI 6.1 and the CAHPS(R) 2.0H survey.

QI 6.4 The MCO identifies opportunities for improvement and decides which opportunities to pursue.

QI 6.5      The MCO implements interventions to improve its performance.

QI 6.6      The MCO measures the effectiveness of the interventions.

QI 6.7 The MCO informs practitioners and providers of results of member satisfaction activities.

QI 7        HEALTH MANAGEMENT SYSTEMS

            The MCO actively works to improve the health status of its members with chronic conditions.

QI 7.1 The MCO identifies members with chronic conditions and offers appropriate services and programs to assist in managing their conditions.

QI 7.2 The MCO informs and educates practitioners about using the health management programs for the members assigned to them.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

QI 8        CLINICAL PRACTICE GUIDELINES

            The MCO is accountable for adopting and disseminating practice guidelines for the provision of acute, chronic and behavioral health services that are relevant to its enrolled membership.

QI 8.1 The clinical practice guidelines are based on reasonable medical evidence.

QI 8.2 The MCO involves its practitioners in the adoption of clinical practice guidelines.

QI 8.3 The MCO has developed a mechanism for reviewing the guidelines at least every two years and updating them as appropriate.

QI 8.4      The MCO distributes the guidelines to its practitioners.

QI 8.5 Annually, the MCO measures performance against at least three guidelines, one of which relates to behavioral health.

QI 8.6 Decision making in utilization management, member education, interpretation of covered benefits and other areas to which the clinical guidelines are applicable is consistent with the guidelines.

QI 9        CONTINUITY AND COORDINATION OF CARE

            The MCO monitors the continuity and coordination of care that members receive.

QI 9.1 The MCO monitors the continuity and coordination of care that members receive across practices and provider sites, including at minimum PCP sites with 50 or more members.

QI 9.2 The MCO monitors the continuity and coordination of general medical care with behavioral health care. To this end, the MCO collaborates with its behavioral health specialists to:

QI 9.2.1 Exchange information in an effective, timely and confidential manner, including patient-approved communications between medical practitioners and behavioral health practitioners and providers.

QI 9.3 The MCO collects and analyzes data to evaluate continuity and coordination of care.

QI 9.3.1 The MCO analyzes data to identify opportunities for improvement.

QI 9.4 The MCO implements interventions to improve continuity and coordination of care.

QI 9.4.1 The MCO implements interventions when it identifies an opportunity for improvement.

QI 9.5 To ensure the continuity and coordination of care, the MCO notifies members affected by the termination of a practitioner or practice site and assists them in selecting a new practitioner or site.

QI 10       CLINICAL MEASUREMENT ACTIVITIES

            The MCO uses data collection, measurement and analysis to track clinical issues that are relevant to its population.

QI 10.1 At a minimum, the MCO adopts or establishes quantitative measures to assess performance and to identify and prioritize areas for improvement for three clinical issues, including at least one behavioral health issue.

QI 10.1.1         The measures used to assess performance are objective and
                  quantifiable.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

QI 10.1.2         The measures are based on current scientific knowledge and clinical experience.

QI 10.1.3         Each measure has an established goal and/or benchmark.

QI 10.2 The MCO uses appropriate methods to collect data for each assessment measure.

QI 10.2.1         The affected population is identified.

QI 10.2.2         If sampling used, appropriate samples are drawn from the
                  affected population.

QI 10.2.3         Valid and reliable data collected.

QI 10.3     The MCO analyzes data collected for each assessment measure.

QI 10.3.1         There is a quantitative analysis of the assessment data.

QI 10.3.2         Appropriate personnel, including practitioners, evaluate the analyzed data to identify barriers to improvement that are related to clinical practice and/or administrative aspects of the delivery system.

QI 11       INTERVENTION AND FOLLOW UP FOR CLINICAL ISSUES

            The MCO takes action to improve quality by addressing the opportunities for improving performance identified in QI 10. The MCO also assesses the effectiveness of these interventions through systematic follow-up.

QI 11.1 The MCO follows up the opportunities for improvement identified through assessment and evaluation activities.

QI 11.1.1         The MCO identifies opportunities for improvement and decides which opportunities to pursue.

QI 11.1.2         The MCO implements interventions to improve practitioner and system performance, as appropriate.

QI 11.1.3         The MCO measures whether the interventions have been
                  effective.

QI 12       EFFECTIVENESS OF THE QI PROGRAM

            The MCO evaluates the overall effectiveness of its QI program in addressing the quality and safety of clinical care and demonstrates improvements in the quality of clinical care and quality of service to its members.

QI 12.1 There is an annual written evaluation of the QI program. This evaluation includes:

QI 12.1.1         a description of completed and ongoing QI activities that
                  address the quality and safety of clinical care and the quality of service;

QI 12.1.2         trending of measures to assess performance in the quality and safety of clinical care and the quality of service;

QI 12.1.2         an analysis of whether there have been demonstrated
                  improvements in the quality of clinical care and the quality of service to members and

QI 12.1.3         an evaluation of the overall effectiveness of the QI program, including progress toward influencing safe clinical practices throughout the network.

QI 12.2 There is evidence that QI activities have contributed to meaningful improvement in the quality of clinical care and quality of service provided to members.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

QI 13       DELEGATION OF QI ACTIVITY

            If the MCO delegates any QI activities, there is evidence of oversight of the delegated activity.

QI 13.1     A mutually agreed upon document describes:

QI 13.1.1         the responsibilities of the MCO and the delegated entity;

QI 13.1.2         the delegated activities;

QI 13.1.3         the frequency of reporting to the MCO;

QI 13.1.4         the process by which the MCO evaluates the delegated entity's performance and

QI 13.1.5         the remedies, including revocation of the delegation,
                  available to the MCO if the delegated entity does not fulfill its obligations.

QI 13.2     There is evidence that the MCO:

QI 13.2.1         evaluates the delegated entity's capacity to perform delegated activities prior to delegation;

QI 13.2.2         approves the delegated entity's QI work plan and QI program description annually;

QI 13.2.3         evaluates regular reports as specified in QI 13.1.3 and

QI 13.2.4         evaluates annually whether the delegated entity's activities are being conducted in accordance with the MCO's expectations and NCQA standards.

UTILIZATION MANAGEMENT

UM1         UTILIZATION MANAGEMENT STRUCTURE

            The MCO utilization management (UM) structures and processes are clearly defined and responsibility is assigned to appropriate individuals.

UM 1.1 A written description of the UM program outlines the program structure and accountability.

UM 1.2 A designated senior physician has substantial involvement in the UM program implementation.

UM 1.3 The description includes the scope of the program and the processes and information sources used to make determinations of benefit coverage and medical necessity.

UM 1.4 The UM program is evaluated and approved annually by senior management or the QI committee. It is updated as necessary.

UM 2        CLINICAL CRITERIA FOR UM DECISIONS

            To make utilization decisions, the MCO uses written criteria based on sound clinical evidence and specifies procedures for applying those criteria in an appropriate manner.

UM 2.1 The criteria for determining medical necessity are clearly documented and include procedures for applying criteria based on the needs of individual patients and characteristics of the local delivery system.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

UM 2.2 The MCO involves appropriate, actively practicing practitioners in its development or adoption of criteria and in the development and review of procedures for applying the criteria.

UM 2.3 The MCO reviews the criteria at specified intervals and updates them as necessary.

UM 2.4 The MCO states in writing how practitioners can obtain the UM criteria and makes the criteria available to its practitioners upon request.

UM 2.5 At least annually, the MCO evaluates the consistency with which the health care professionals involved in utilization review apply the criteria in decision making.

UM 3        APPROPRIATE PROFESSIONALS

            Qualified licensed health professionals assess the clinical information used to support UM decisions.

UM 3.1 Appropriately licensed health professionals supervise all the review decisions.

UM 3.2      An appropriate practitioner reviews any denial of care.

UM 3.2.1 A licensed physician reviews any denial based on medical necessity.

UM 3.3 The MCO has written procedures for using board-certified physicians from appropriate specialty areas to assist in making determinations of medical necessity.

UM 4        TIMELINESS OF UM DECISIONS/1/

            The MCO makes utilization decisions in a timely manner to accommodate the clinical urgency of the situation.

UM 4.1 The MCO follows the NCQA's standards for the timeliness of UM decision making.

UM 4.1.1 For pre-certification of non-urgent care, the MCO makes decisions within two working days of obtaining all the necessary information.

UM 4.1.2 For pre-certification of non-urgent care, the MCO notifies practitioners of the decisions within one working day of making the decision.

UM 4.1.3 For pre-certifications of non-urgent care that result in denial, the MCO gives members and practitioners written or electronic confirmation of the decisions within two working days of making the decision.

UM 4.1.4 For pre-certifications of urgent care, the MCO makes decisions and notifies practitioners of the decisions within one calendar day. If the decision is a denial, the MCO must also notify members within one calendar day.

UM 4.1.5 For pre-certification of urgent care that results in denial, the MCO notifies both members and practitioners how to initiate an expedited appeal at the time they are notified of the denial.

UM 4.1.6 For pre-certification of urgent care that results in denial, the MCO gives members and practitioners written or

----------
/1/ See Exhibit A-2 for language to ensure compliance with Patient Bill of Rights (PBOR) Legislation.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

                  electronic confirmation of the decision within two working days of making the decision.

UM 4.1.7 For concurrent review of services, the MCO makes decisions for:

UM 4.1.7.2  See Exhibit A-2, PBOR 4.1.7.2

UM 4.1.8 For concurrent review, the MCO notifies practitioners of decisions within one working day of making the decision.

UM 4.1.9 For concurrent review decisions that result in a denial, the MCO gives members and practitioners written or electronic confirmation within one working day of the original notification.

UM 4.1.10         For concurrent review decisions that result in a denial, the
                  MCO notifies both members and practitioners how to initiate an expedited appeal at the time they are notified of the denial.

UM 4.1.11         For retrospective review, the MCO makes the decision within 30 working days of obtaining all the necessary information.

UM 4.1.12   See Exhibit A-2, PBOR 4.1.12

UM 5        MEDICAL INFORMATION

            When making a determination of coverage based on medical necessity, the MCO obtains relevant clinical information and consults with the treating physician.

UM 5.1 A written description identifies the information that is collected to support UM decision making.

UM 5.2 There is documentation that relevant clinical information is gathered consistently to support UM decision making

UM 6        DENIAL NOTICES

            The MCO clearly documents and communicates the reasons for each denial.

UM 6.1 The MCO makes available to practitioners a physician reviewer to discuss by telephone determinations based on medical necessity.

UM 6.2 The MCO sends written notification to members and practitioners, as appropriate, of the reason for each denial, including the specific utilization review criteria or benefit provisions used in the determination.

UM 6.3 The MCO includes information about the appeal process in all denial notifications.

UM 7        POLICIES FOR APPEALS/2/

            The MCO has written policies and procedures for the thorough, appropriate, and timely resolution of member appeals.

UM 7.1 Procedures for registering and responding to oral and written first-level appeals include the following elements:

UM 7.1.1 notification to the member of the appeal process within five working days of receiving a request for a first-

----------
/2/ See Exhibit A-2 for language to ensure compliance with PBOR regulations.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

                  level appeal;

UM 7.1.2 documentation of the substance of the appeal and the actions taken;

UM 7.1.3 full investigation of the substance of appeal, including any aspects of clinical care involved;

UM 7.1.4          resolution of appeal, including:

UM 7.1.4.1              The MCO appoints a person of people to review the
                        first-level appeal who were not involved in initial determination.

UM 7.1.4.2  See Exhibit A-2, PBOR 7.1.4.2

UM 7.1.5    See Exhibit A-2, PBOR 7.1.5

UM 7.1.6 The MCO establishes procedures for registering and responding to expedited first-level appeals.

UM 7.1.6.1              An expedited appeal may be initiated by the member or by
                        the practitioner acting on behalf of the member.

UM 7.1.6.2  See Exhibit A-2, PBOR 7.1.6.2

UM 7.3 A procedure for allowing practitioner or member representative to act on behalf of the member at any level of appeal.

PBOR 1      See Exhibit A-2, PBOR 1

UM 7.4      See Exhibit A-2, PBOR 7.4

UM 7.5 A procedure for providing independent, external review of final determinations including:

UM 7.5.1    See Exhibit A-2, PBOR 7.5.1

UM 7.5.1.1              the member is appealing an adverse determination that is
                        based on medical necessity, as defined NCQA; by

UM 7.5.1.2  See Exhibit A-2, PBOR 7.5.1.2

UM 7.5.1.3              the member has not withdrawn the appeal request, agreed
                        to another dispute resolution proceeding or submitted to an external dispute resolution proceeding required by law.

UM 7.5.2 Notification to members about the independent appeals program as follows:

UM 7.5.2.1              general communications to members announce the
                        availability of the right to independent review.

UM 7.5.2.2              Letters informing members and practitioners of the
                        upholding of a denial by this standard include notice of independent appeal rights and processes, contact information for the IRO and a statement that the member does not bear any costs of the IRO.

UM 7.5.2.3              Letters inform members of the time and procedure for
                        claim payment or approval of service in the event the IRO overturns the managed care organization's decision

UM 7.5.3          CONDUCT OF THE APPEAL PROGRAM AS FOLLOWS:

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

UM 7.5.3.2              With the exception of exercising its rights as party to
                        the appeal, the MCO must not attempt to interfere with the IRO's proceeding or appeal decision

UM 7.5.3.3              The member is not required to bear costs of the IRO,
                        including any filing fees.

UM 7.5.3.4              The member or his or her legal guardian may designate in
                        writing a representative to act on his or her behalf.

UM 7.5.3.5              The MCO implements the IRO decision within the time
                        frame specified by the IRO.

UM 7.5.3.6              The MCO obtains from the IRO, or maintains, data on each
                        appeal case, including description so fthe denied item(s), reasons for denial, IRO decisions and reasons for decisions. The MCO uses this information in evaluating its medical necessity decision-making process.

UM 8        APPROPRIATE HANDLING OF APPEALS

UM 8.1      See Exhibit A-2, PBOR 8.1

UM 8.2      independent, external appeals.

CS 1        POLICIES FOR COMPLAINTS see Exhibit A-2 CS 1 through 2.1

UM 9        EVALUATION OF NEW TECHNOLOGY

            The MCO evaluates the inclusion of new technologies and the new application of existing technologies in the benefit package. This includes medical and behavioral procedures, pharmaceuticals and devices.

UM 9.1 The MCO has a written description of the process used to determine whether new technologies and new uses of existing technologies are included in the benefit package.

UM 9.2 The MCO implements this process to assess new technologies and new applications of existing technologies.

UM 11       EMERGENCY SERVICES

            The MCO provides, arranges for or otherwise facilitates all needed emergency services, including appropriate coverage of costs.

UM 11.1 The MCO covers emergency services necessary to screen and stabilize members without precertification in cases where a prudent layperson, acting reasonably, would have believed an emergency medical condition existed.

UM 11.2 The MCO covers emergency services if an authorized representative acting for the MCO has authorized the provision of emergency services.

UM 12       PROCEDURES FOR PHARMACEUTICAL MANAGEMENT

            The MCO ensures that its procedures for pharmaceutical management, if any, promotes clinically appropriate use of pharmaceuticals.

UM 12.1 The MCO's pharmaceutical management procedures are based upon sound clinical evidence, and the organization specifies how to apply the procedures in an appropriate manner based on the needs of individual patients.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

UM 12.2 Where the MCO restricts pharmacy benefits to a closed formulary, it has a process to consider medical necessity exceptions for members to obtain coverage of a pharmaceutical not on the formulary.

UM 13       ENSURING APPROPRIATE UTILIZATION

            The MCO facilitates the delivery of appropriate care and monitors the impact of its UM program to detect and correct under- and over utilization of services.

UM 13.1 The MCO monitors relevant utilization data for each product line and behavioral health services by product line to detect potential under- and over-utilization.

UM 13.2 The MCO routinely analyzes all data collected to detect under- and over-utilization.

UM 13.3 The MCO implements appropriate interventions whenever it identifies under- and overutilization.

UM 13.4 The MCO measures whether the interventions have been effective and implement strategies to achieve appropriate utilization.

UM 13.5 The MCO distributes to all its practitioners, providers, members and employees a statement describing its policy on financial incentives and requires practitioners, providers and staff who make utilization-related decisions and those who supervise them to sign a document acknowledging that they have received the statement. This statement affirms that:

UM 13.5.1         UM decision-making is based only on appropriateness of care and service and existence of coverage.

UM 13.5.2         The MCO does not specifically reward practitioners or other individuals conducting utilization review for issuing denials of coverage or service care.

UM 13.5.3         Financial incentives for UM decision makers do not encourage decisions that result in underutilization.

UM 15       DELEGATION OF UM

            If the MCO delegates any UM activities, there is evidence of oversight of the delegated activity.

UM 15.1     A mutually agreed upon document describes:

UM 15.1.1         the responsibilities of the MCO and the delegated entity;

UM 15.1.2         the delegated activities;

UM 15.1.3         the frequency of reporting to the MCO;

UM 15.1.4         the process by which the MCO evaluates delegated entity's
                  performance and

UM 15.1.5         the remedies, including revocation of the delegation,
                  available to the MCO if the delegated entity does not fulfill its obligations.

UM 15.2     There is evidence that the MCO:

UM 15.2.1         evaluates the delegated entity's capacity to perform the
                  delegated activities prior to delegation;

UM 15.2.2         approves the delegated entity's UM program annually;

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

UM 15.2.3         evaluates regular reports as specified in UM 15.1.3 and

UM 15.2.4         evaluates annually whether the delegated entity's activities are being conducted in accordance with the MCO's expectations
                  & NCQA standards.

CREDENTIALING AND RECREDENTIALING

CR 1        CREDENTIALING POLICIES

            The MCO documents the mechanism for the credentialing and recredentialing of licensed independent practitioners with whom it contracts or employs and who fall within its scope of authority and action. At a minimum, the policies and procedures define:

CR 1.1      the scope of practitioners covered;

CR 1.2 the criteria and the primary source verification of information used to meet these criteria;

CR 1.3      the process used to make decisions;

CR 1.4      the process to delegate credentialing or recredentialing;

CR 1.5 the right of practitioners to review the information submitted in support of their credentialing applications;

CR 1.6 the process for notification to a practitioner of any information obtained during the MCO's credentialing process that varies substantially from the information provided to the MCO by the practitioner;

CR 1.7      the practitioner's right to correct erroneous information;

CR 1.8 the medical director's or other designated physician's direct responsibility and participation in the credentialing program and

CR 1.9 the process used to ensure the confidentiality of all information obtained in the credentialing process, except as otherwise provided by law.

CR 2        CREDENTIALING COMMITTEE

            The MCO designates a credentialing committee that makes recommendations regarding credentialing decisions using a peer review process.

CR 3        INITIAL PRIMARY SOURCE VERIFICATION

            At the time of credentialing, the MCO verifies at least the following information from primary sources (unless otherwise indicated):

CR 3.1      a current valid license to practice;

CR 3.2      a valid DEA or CDS certificate as applicable;

CR 3.3      education and training of practitioners;

CR 3.4 board certification if the practitioner states that he/she is board certified on the application;

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

CR 3.5      work history;

CR 3.6 history of professional liability claims that resulted in settlements or judgments paid by or on behalf of the practitioner.

CR 4        APPLICATION AND ATTESTATION

            The applicant completes an application for membership. The application includes a current and signed attestation by the applicant regarding:

CR 4.1 reasons for any inability to perform the essential functions of the position, with or without accommodation;

CR 4.2      lack of present illegal drug use;

CR 4.3      history of loss of license and felony convictions;

CR 4.4 history of loss or limitation of privileges or disciplinary activity;

CR 4.5      current malpractice insurance coverage and

CR 4.6      the correctness and completeness of the application.

CR 5        INITIAL SANCTION INFORMATION

            There is documentation that before making a credentialing decision, the MCO has received the following information and includes this information in the credentialing files.

CR 5.1 The MCO has received information from the National Practitioner Data Bank (NPDB) and includes it in the credentialing files.

CR 5.2 The MCO has received information about sanctions or limitations on licensure as applicable and includes it in the credentialing files.

CR 5.3 The MCO has reviewed for previous sanction activity by Medicare and Medicaid and includes it in the credentialing files.

CR 6        INITAL CREDENTIALING SITE VISITS

            The MCO has a process for ensuring that the offices of all PCPs, obstetricians/gynecologists and high volume behavioral health care practitioners meet the MCO's office site standards

CR 7        RECREDENTIALING PRIMARY SOURCE VERIFICATION

            The MCO formally recredentials its practitioners at least every three years. During the recredentialing process it verifies at least the following information from primary sources (unless otherwise indicated):

CR 7.1      a valid state license to practice;

CR 7.2      a valid DEA or CDS certificate, as applicable;

CR 7.3 board certification, if the practitioner states that he/she is board certified;

CR 7.4 history of professional liability claims that resulted in settlements or judgments paid by or on behalf of the

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

            practitioner;

CR 7.5      a current, signed attestation by the applicant regarding:

CR 7.5.1 reasons for any inability to perform the essential functions of the position, with or without accommodation;

CR 7.5.2          lack of present illegal drug use;

CR 7.5.3 history of loss or limitation of privileges or disciplinary activity;

CR 7.5.4          current malpractice insurance coverage and

CR 7.5.5          the correctness and completeness of the application.

CR 8        RECREDENTIALING SANCTION INFORMATION

            There is documentation that, before making a recredentialing decision, the MCO has received the following information on the practitioner and includes this information in the recredentialing files.

CR 8.1 The MCO has received information from the National Practitioner Data Bank and includes it in the recredentialing files.

CR 8.2 The MCO has received information about sanctions or limitations on licensure, as applicable, and includes it in the recredentialing files:

CR 8.3 The MCO has reviewed for previous sanction activity by Medicare and Medicaid and records this in the recredentialing files.

CR 9        PERFORMANCE MONITORING

            The MCO incorporates information from quality improvement activities in its recredentialing decision-making process for PCPs and high-volume behavioral health care practitioners.

CR 9.1      member complaints

CR 9.2      information from QI activities.

CR 10       ONGOING MONITORING OF SANCTIONS AND COMPLAINTS

            The MCO has implemented policies and procedures for the ongoing monitoring of practitioner sanctions and complaints between recredentialing cycles. The MCO has taken appropriate action against practitioners when it identifies occurrences of poor quality.

CR 10.1 The MCO has a written policy and procedure that addresses the ongoing monitoring and use of the following types of information:

CR 10.1.1         Medicare and Medicaid sanctions;

CR 10.1.2         sanctions and limitations on licensure and

CR 10.1.3         complaints

CR 10.2 The MCO implements the policy and procedure by regularly obtaining and reviewing documentation on sanctions

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

            and complaints.

CR 10.3 The MCO implements appropriate interventions when it identifies occurrences of poor quality.

CR 11       NOTIFICATION TO AUTHORITIES AND PRACTITIONER APPEAL RIGHT

            When a MCO has taken actions against a practitioner for quality reasons, the organization offers a formal appeal process and reports the action to the appropriate authorities.

CR 11.1 The MCO has procedures for, and documentation of implementation, as appropriate, reporting of serious quality deficiencies that could result in a practitioner's suspension or termination to the appropriate authorities.

CR 11.2 The MCO has an appeal process for instances in which the MCO chooses to alter the condition of the practitioner's participation based on issues of quality of care and/or service. The MCO informs practitioners of the appeal process.

CR 12       ASSESSMENT OF ORGANIZATIONAL PROVIDERS

            The MCO has written policies and procedures for the initial and ongoing assessment of organizational providers with which it intends to contract.

CR 12.1     The MCO includes at least the following medical providers:

CR 12.1.1         hospitals, home health agencies, skilled nursing facilities, nursing homes and free standing surgical centers;

CR 12.2 The MCO confirms that the provider is in good standing with the state and federal regulatory bodies and

CR 12.3 The MCO confirms that the provider has been reviewed and approved by an accrediting body, or

CR 12.4 If the provider has not been approved by an accrediting body, the MCO develops and implements standards of participation.

CR 12.5 At least every three years, the MCO confirms that the provider continues to be in good standing with state and federal regulatory bodies and, if applicable, is reviewed and approved by and accrediting body.

CR 13       DELEGATION OF CREDENTIALING

            If the MCO delegates any credentialing and recredentialing activities, there is documentation of oversight of the delegated activity.

CR 13.1     A mutually agreed upon document describes:

CR 13.1.1         the responsibilities of the MCO and the delegated entity;

CR 13.1.2         the delegated activities;

CR 13.1.3         the process by which the MCO evaluates delegated entity's
                  performance and

CR 13.1.4         the remedies, including revocation of the delegation,
                  available to the MCO if the delegated entity does not fulfill its obligations.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

CR 13.2 The MCO retains the right, based on quality issues, to approve new practitioners, providers and sites and to terminate or suspend individual practitioner or providers.

CR 13.3     There is documentation that the MCO:

CR 13.3.1         evaluates the delegated entity's capacity to perform the
                  delegated activities prior to delegation and

CR 13.3.2         evaluates annually whether the delegated entity's activities are being conducted in accordance with the MCO's expectations and NCQA standards.

MEMBERS' RIGHTS AND RESPONSIBILITIES

RR 1        STATEMENT OF MEMBERS RIGHTS AND RESPONSIBILITIES

            The MCO has a written policy that states the organization's commitment to treating members in a manner that respects their rights as well as its expectations of members' responsibilities. This policy addresses the following rights and responsibilities:

RR 1.1 Members have a right to receive information about the MCO, its services, its practitioners and providers and members' rights and responsibilities.

RR 1.2 Members have a right to be treated with respect and recognition of their dignity and right to privacy.

RR 1.3 Members have a right to participate with practitioners in decision making regarding their health care.

RR 1.4 Members have a right to a candid discussion of appropriate or medically necessary treatment options for their conditions, regardless of cost or benefit coverage.

RR 1.5 Members have a right to voice complaints or appeals about MCO or the care provided.

RR 1.6 Members have a responsibility to provide, to the extent possible, information that the MCO and its practitioners and providers need in order to care for them.

RR 1.7 Members have a responsibility to follow the plans and instructions for care that they have agreed on with their practitioners.

RR 2        DISTRIBUTION OF RIGHTS STATEMENTS TO MEMBERS AND PRACTITIONERS

            The MCO distributes the policy on members' rights and responsibilities to members and participating practitioners.

RR 3        POLICIES FOR COMPLAINTS AND APPEALS

            The MCO has written policies and procedures for the thorough, appropriate and timely resolution of member complaints and appeals.

RR 3.1 Procedures for registering and responding to oral and written complaints include the following elements:

RR 3.1.1 documentation of the substance of the complaint and the actions taken;

RR 3.1.2 full investigation of the substance of the complaint, including any aspects of clinical care involved;

RR 3.1.3 notification to the member of the disposition of the complaint and the right to appeal, as appropriate, and

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

RR 3.1.4 standards for timeliness in responding to complaints that accommodate the clinical urgency of the situation.

RR 4        SUBSCRIBER INFORMATION

            The MCO provides each subscriber with information needed to understand benefit coverage and obtain care.

RR 4.1 The MCO provides written information about benefits and charges applicable to the subscriber. This information addresses the following elements:

RR 4.1.1 the benefits and services included in, and excluded from, coverage;

RR 4.1.1.1              this information states whether the MCO has
                        pharmaceutical management procedures. It also describes how to obtain the procedures, the extent to which access to specific pharmaceuticals is restricted, and the process for requesting an exception to receive coverage for non-formulary pharmaceuticals if the MCO has a closed formulary.

RR 4.1.2 co-payments and other charges for which the member is responsible;

RR 4.1.3 any restrictions on benefits that apply to services obtained outside the MCO's system or outside the MCO's service area and

RR 4.2 The MCO provides written information that instructs members about how to obtain primary and specialty care. This includes the following:

RR 4.2.1 how to obtain information about practitioners who participate in the MCO;

RR 4.2.2 how to obtain primary care services, including points of access;

RR 4.2.3 how to obtain specialty care, behavioral health services and hospital services;

RR 4.2.4          how to obtain care after normal office hours;

RR 4.2.5 how too obtain emergency care, including the MCO's policy on when to directly access emergency care or use 911 services and

RR 4.2.6 how to obtain care and coverage when out of the MCO's service area.

RR 4.3      The MCO provides written information about:

RR 4.3.1          how to voice a complaint;

RR 4.3.2 how to appeal a decision that adversely affects the member's coverage, benefits or relationship to the organization and

RR 4.4 The MCO provides translation services within its member services telephone function based on the linguistic needs of its members

RR 5        PRIVACY AND CONFIDENTIALLY

            The MCO protects the confidentiality of member information and records.

RR 5.1 The MCO adopts and implements written confidentiality policies and procedures to ensure the confidentiality of

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

            member information used for any purpose including policies for members who lack ability to give consent.

RR 5.2 The MCO contracts with practitioners and providers explicitly state expectations about the confidentiality of member information and records.

RR 5.3 The MCO ensures that data shared with employers, whether fully insured or self-insured, are not implicitly or explicitly member identifiable, unless specific consent is provided by members.

RR 6        MARKETING INFORMATION

            The MCO ensures that communications with prospective members correctly and thoroughly represent the benefits and operating procedures of the organization.

RR 6.1 Materials for prospective members contain a summary statement of how UM procedures work.

RR 6.2      All materials and presentations accurately describe:

RR 6.2.1 the covered benefits, non-covered services, availability of practitioners and providers and potential restrictions incorporated in the MCO's operating procedures and

RR 6.2.2 the existence of pharmaceutical management procedures. The MCO informs members, upon request, how to obtain the procedures, the extent to which restricted pharmaceuticals are a covered benefit and the exceptions policy for receiving coverage for non-formulary pharmaceuticals if the MCO has a closed formulary.

RR 7        DELEGATION OF MEMBERS' RIGHTS AND RESPONSIBILITIES

            If the MCO delegates any member services activities, there is evidence of oversight of the delegated activities.

RR 7.1      A mutually agreed upon document describes:

RR 7.1.1          the responsibilities of the MCO and the delegated entity;

RR 7.1.2          the delegated activities;

RR 7.1.3          the frequency of reporting to the MCO;

RR 7.1.4 the process by which the MCO evaluates the delegated entity's performance and

RR 7.1.5 the remedies, including revocation of the delegation, available to the MCO if the delegated entity does not fulfill its obligations.

RR 7.2      There is evidence that the MCO:

RR 7.2.1 evaluates the delegated entity's capacity to perform the delegated activities prior to delegation;

RR 7.2.2          evaluates regular reports as specified in RR 7.1.3 and

RR 7.2.3 evaluates annually whether the delegated entity's activities are being conducted in accordance with the MCO's expectations and NCQA standards.

PREVENTIVE HEALTH SERVICES

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

PH 1        ADOPTION OF PREVENTIVE HEALTH GUIDELINES

            The MCO has preventive health guidelines for prevention and early detection of illness and disease.

PH 1.1      The MCO has guidelines for the following categories:
            Prenatal and perinatal care;
            Preventive care for infants up to 24 months;
            Preventive care for children and adolescents, 2-19 years; Preventive care for adults, 20-64 years;
            Preventive care for the elderly, 65 years and older.

PH 1.2 Each guideline describes the prevention or early detection interventions and the recommended frequency and conditions under which the interventions are required. The MCO documents the scientific basis or authority that it based the preventive health guidelines.

PH 1.3 Practitioners from the MCO who have appropriate knowledge have been involved in adoption of the preventive health guidelines.

PH 1.4 These preventive health guidelines or its predecessors have been available for use for at least two years.

PH 1.5 For those preventive health guidelines that have been in place for at least two years, there is evidence of review and update at least once every two years, where appropriate.

PH 2        DISTRIBUTION OF GUIDELINES TO PRACTITIONERS

            The MCO distributes the preventive health guidelines and any updates to its practitioners.

PH 3        HEALTH PROMOTION WITH MEMBERS

            The MCO regularly encourages its members to use preventive health services.

PH 3.1 The MCO distributes preventive health guidelines to members annually.

PH 3.2 The MCO informs and encourages members to use the health promotion, health education and preventive health services available.

PH 3.3 The MCO identifies specific members who, according to demographic and other identifiable health factors, may be at risk for specific health problems and urges these members to use appropriate health promotion and prevention services.

PH 4        DELEGATION OF PREVENTIVE HEALTH

            If the MCO delegates any preventive health activities, there is evidence of oversight of the delegated activities.

PH 4.1      A mutually agreed upon document describes:

PH 4.1.1          the responsibilities of the MCO and the delegated entity;

PH 4.1.2          the delegated activities;

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-1

NCQA STANDARDS 2003

PH 4.1.3          the frequency of reporting to the MCO;

PH 4.1.4 the process by which the MCO evaluates the delegated entity's performance and

PH 4.1.5 the remedies, including revocation of the delegation, available to the MCO if the delegated entity does not fulfill its obligations.

PH 4.2      There is evidence that the MCO:

PH 4.2.1 evaluates the delegated entity's capacity to perform the delegated activities prior to delegation;

PH 4.2.2 approves the delegated entity's preventive health work plan annually;

PH 4.2.3          evaluates regular reports as specified in PH 4.1.3 and

PH 4.2.4 evaluates annually whether the delegated entity's activities are being conducted in accordance with the MCO's expectations and NCQA standards.

                                 MEDICAL RECORDS

MR 1        MEDICAL RECORDS DOCUMENTATION STANDARDS

            The MCO requires medical records to be maintained in a manner that is current, detailed and organized and permits effective and confidential patient care and quality review.

MR 1.1      The MCO has medical record confidentiality policies and procedures.

MR 1.2 The MCO has medical record documentation standards, and these standards and goals are distributed to practice sites.

MR 1.3 The MCO establishes and requires its practitioners to have an organized medical record keeping system and standards for the availability of medical records appropriate to the practice site.

MR 1.4 The MCO has process to assess and improve, as needed, the quality of medical record keeping.

MR 2        COMPLIANCE WITH NCQA RECORDS STANDARDS

            Documentation of items on the NCQA medical record review summary sheet demonstrates that medical records are in conformity with good professional medical practice and appropriate health management.

--------------------------------------------------------------------------------
These Standards are Copyright 2001 (July 1, 2001 - June 30, 2003) by the National Committee for Quality Assurance (NCQA) and protected by international and national copyright law. This material may not be copied, reproduced, distributed, modified, published, adapted, edited or translated, without express written permission of or license from NCQA. All Rights Reserved. Used with permission.

                                   EXHIBIT A-2
                   QUALITY IMPROVEMENT PROGRAM 2003 STANDARDS
                  PATIENT BILL OF RIGHTS (PBOR) AND COMPLAINTS

                        TIMELINESS OF UM DECISIONS

WAC 284-43-10(5)(b)     ongoing ambulatory care based on the severity or
Replaces UM 4.1.7.2     complexity of the patient's condition or on necessary
                        treatment and discharge planning activity, but no more than 1 0 working days of obtaining all the necessary information/1/.

WAC 284-43-410(5)(d)    For retrospective review, the MCO notifies practitioners
Replaces UM 4.1.12      and members of denials in writing within two working
                        days of making the decision./2/

                        POLICIES FOR APPEALS

WAC 284-43-620(1)       If the MCO cannot make a decision within 14 days of
Replaces UM 7.1.4.2     receipt of the appeal, the carrier notifies the covered
                        person that an extension is necessary to complete the appeal; however, the extension cannot delay the decision beyond thirty days of the request for appeal, without the informed, written consent of the covered person./3/

RCW 48.43.530(g)        written notification to the member of disposition of the
Replaces UM 7.1.5       appeal and of the potential right to appeal to a
                        certified independent review organization (IRO)./4/

WAC 284-43-620(2)       The MCO makes the expedited appeal decision and notifies
Replaces UM 7.1.6.2     the member and practitioner(s) as expeditiously as the
                        medical condition requires, but no later than three days after the request is made.
                        If the treating provider determines that delay could jeopardize the covered person's health or ability to regain maximum function, the MCO shall presume the need for expeditious determination in any independent review./5/

WAC 284-43-620(4)       At least one of the people appointed to review an appeal
Replaces UM 7.4         involving clinical issues is an actively practicing
                        practitioner in the same or a similar specialty who typically treats the medical condition, performs the procedure or provides the treatment. The individual did not participate in any of the MCO's prior decisions on the case.

WAC 284-43-630(1)       eligibility criteria stating that the MCO offers members
Replaces UM 7.5.1       the right to a certified IRO whenever:/6/

WAC 284-43-630(1)       the MCO has completed one/7/ level of internal review
Replaces UM 7.5. 1.2    and its decision is unfavorable to the member, or has
                        elected to bypass/8/ internal review and proceed to the independent review or has exceeded its time limit for internal reviews, without good cause and without reaching a decision and

WAC 284-43-630(2)       A procedure for providing appropriate records or
                        information to a certified IRO within 3 business days including:/9/

WAC 284-3-630(2)(a)     any medical records of the covered person relevant to
                        the review;

----------
/1/ PBOR states that the frequency of the reviews for the extension of initial determinations must be based upon the severity or complexity of the patient's condition or on necessary treatment and discharge planning activity. See PBOR WAC 284-43-410 Utilization Review--Generally 5(b).
/2/ PBOR distinguishes different timelines for only concurrent review decisions
    i.e., "Notification of the determination shall be provided to the attending physician or ordering provider or facility and the covered person within two days of the determination and shall be provided within one day of concurrent review determination...." See PBOR WAC 284-43-410 Utilization
    Review--Generally 5(d).
/3/ See PBOR WAC 284-43-620(1) Procedures for review and appeal of adverse determinations for description of timelines. Timelines must conform with PBOR regulations unless NCQA standards more restrictive.
/4/ Deleted standards related to second level appeal; second level appeal is to an Independent Review Organization (IRO).
/5/ See PBOR WAC 284-43-620(2) Procedures for review and appeal of adverse determinations for description of expedited review. Also note the treating health care provider determines if delay could jeopardize health or ability to regain function.
/6/ Modified to comply with PBOR language, i.e., 'certified' independent review organization.
/7/ Modified from two levels of appeal to one level of appeal.
/8/ Removed reference to 'one or both levels'.
/9/ See PBOR WAC 284-43-630 (2) (a), (b), (c), (d), (e), (f) and (5) Independent
    review of adverse determinations.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit A-2

WAC 284-43-630(2)(b)    any documents used by the MCO in making the
                        determination to be reviewed by the certified IRO;

WAC 284-3-630(2)(C)     any documentation and written information submitted to
                        the carrier in support of the appeal;

WAC 284-43-630(2)(d)    a list of each physician or health care provider who has
                        provided care to the covered person and who may have medical records relevant to the appeal. Health information or other confidential or proprietary information in the custody of a carrier may be provided to an IRO, subject to the privacy provision of Title 284
                        WAC;

WAC 284-43-630(2)(e)    the attending or ordering provider's recommendations;

WAC 284-43-630(2)(f)    the terms and conditions of coverage under the relevant
                        health plan. The MCO shall also make available to the covered person and to any provider acting on behalf of the covered person all materials provided to an IRO reviewing the MCO's determination.

                        APPROPRIATE HANDLING OF APPEALS/10/

WAC 284-43-620          The MCO adjudicates member's appeals in a thorough,
Replaces UM 8           appropriate and timely manner. The MCO meets all the
                        requirements of standard UM 7, Patient Bill of Rights
                        Legislation and its own standards for handling:

Replaces UM 8.1         first level appeals

----------
/10/ Modified to reflect Patient Bill of Rights Legislation and exclusion of second level appeals.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

                                    EXHIBIT B
                                   WAC 388-538
                                  MANAGED CARE

WAC 388-538-050
DEFINITIONS. The following definitions and abbreviations and those found in chapter 388-500-0005 WAC, Medical definitions, apply to this chapter.
"ANCILLARY HEALTH SERVICES" means health services ordered by a provider, including but not limited to, laboratory services, radiology services, and physical therapy.
"APPEAL" means a formal request by a provider or covered enrollee for reconsideration of a decision such as a utilization review recommendation, a benefit payment, an administrative action, or a quality of care or service issue, with the goal of finding a mutually acceptable solution.
"ASSIGN" or "ASSIGNMENT" means that MAA selects a managed care organization
(MCO) or primary care case management (PCCM) provider to serve a client who lives in a mandatory enrollment area and who has failed to select an MCO or PCCM provider.
"BASIC HEALTH (BH)" means the health care program authorized by title 70.47 RCW and administered by the health care authority (HCA). MAA considers basic health to be third-party coverage, however, this does not include basic health plus (BH.+).
"CHILDREN'S HEALTH INSURANCE PROGRAM (CHIP)" means the health insurance program authorized by Title XXI of the Social Security Act and administered by the department of social and health services (DSHS). This program also is referred to as the state children's health insurance program (SCHIP).
"CHILDREN WITH SPECIAL HEALTH CARE NEEDS" means children identified by the department of social and health services (DSHS) as having special health care needs. This includes:
(1) Children designated as having special health care needs by the department of health (DOH) and served under the Title V program;
(2) Children who meet disability criteria of Title 16 of the Social Security Act
(SSA); and
(3) Children who are in foster care or who are served under subsidized adoption. "CLIENT" means an individual eligible for any medical program who is not enrolled with a managed care organization (MCO) or primary care case management
(PCCM) provider. In this chapter, client refers to a person before the person is enrolled in managed care, while enrollee refers to an individual eligible for any medical program who is enrolled in managed care.
"COMPLAINT" means an oral or written expression of dissatisfaction by an enrollee.
"EMERGENCY MEDICAL CONDITION" means a condition meeting the definition in 42 U.S.C. 1396u-2(b)(2)(C).
"EMERGENCY SERVICES" means services as defined in 42 U.S.C. 1396u-2 (b)(2)(B). "END ENROLLMENT" means an enrollee is currently enrolled in managed care, either with a managed care organization (MCO) or with a primary care case management
(PCCM) provider, and requests to discontinue enrollment and return to the fee-for-service delivery system for one of the reasons outlined in WAC 388-538-130. This is also

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

referred to as "disenrollment."
"ENROLLEE" means an individual eligible for any medical program who is enrolled in managed care through a managed care organization (MCO) or primary care case management (PCCM) provider that has a contract with the state.
"ENROLLEES WITH CHRONIC CONDITIONS" means persons having chronic and disabling conditions, including persons with special health care needs that meet all of the following conditions:
(1) Have a biologic, psychologic, or cognitive basis;
(2) Have lasted or are virtually certain to last for at least one year; and
(3) Produce one or more of the following conditions stemming from a disease:
(a) Significant limitation in areas of physical, cognitive, or emotional function;
(b) Dependency on medical or assistive devices to minimize limitation of function or activities; or
(c) In addition, for children, any of the following:
(i) Significant limitation in social growth or developmental function;
(ii) Need for psychologic, educational, medical, or related services over and above the usual for the child's age; or
(iii) Special ongoing treatments, such as medications, special diet, interventions, or accommodations at home or school.
"EXEMPTION" means a client, not currently enrolled in managed care, makes a pre-enrollment request to remain in the fee-for-service delivery system for one of the reasons outlined in WAC 388-538-080.
"HEALTH CARE SERVICE" or "SERVICE" means a service or item provided for the prevention, cure, or treatment of an illness, injury, disease, or condition. "HEALTHY OPTIONS CONTRACT OR HO CONTRACT" means the agreement between the department of social and health services (DSHS) and a managed care organization
(MCO) to provide prepaid contracted services to enrollees.
"HEALTHY OPTIONS PROGRAM OR HO PROGRAM" means the medical assistance administration's (MAA) prepaid managed care health program for Medicaid-eligible clients and CHIP clients.
"MANAGED CARE" means a comprehensive system of medical and health care delivery including preventive, primary, specialty, and ancillary health services. These services are provided either through a managed care organization (MCO) or primary care case management (PCCM) provider.
"MANAGED CARE ORGANIZATION" or "MCO" means a health maintenance organization or health care service contractor that contracts with the department of social and health services (DSHS) under a comprehensive risk contract to provide prepaid health care services to eligible medical assistance administration (MAA) clients under MAA's managed care programs.
"NONPARTICIPATING PROVIDER" means a person or entity that does not have a written agreement with a managed care organization (MCO) but that provides MCO-contracted health care services to managed care enrollees with the authorization of the MCO. The MCO is solely responsible for payment for MCO-contracted health care services that are authorized by the MCO and provided by nonparticipating providers.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

"PARTICIPATING PROVIDER" means a person or entity with a written agreement with a managed care organization (MCO) to provide health care services to managed care enrollees. A participating provider must look solely to the MCO for payment for such services.
"PRIMARY CARE CASE MANAGEMENT (PCCM)" means the health care management activities of a provider that contracts with the department to provide primary health care services and to arrange and coordinate other preventive, specialty, and ancillary health services.
"PRIMARY CARE PROVIDER (PCP)" means a person licensed or certified under Title 18 RCW including, but not limited to, a physician, an advanced registered nurse practitioner (ARNP), or a physician assistant who supervises, coordinates, and provides health services to a client or an enrollee, initiates referrals for specialist and ancillary care, and maintains the client's or enrollee's continuity of care.
"PRIOR AUTHORIZATION (PA)" means a process by which enrollees or providers must request and receive MAA approval for certain medical services, equipment, drugs, and supplies, based on medical necessity, before the services are provided to clients, as a precondition for provider reimbursement. Expedited prior authorization and limitation extension are forms of prior authorization. See WAC 388-501-0165.
"TIMELY" - in relation to the provision of services, means an enrollee has the right to receive medically necessary health care without unreasonable delay.

WAC 388-538-060
MANAGED CARE AND CHOICE.
(1) A client is required to enroll in managed care when that client meets all of the following conditions:
(a) Is eligible for one of the medical programs for which clients must enroll in managed care;
(b) Resides in an area, determined by the medical assistance administration
(MAA), where clients must enroll in managed care;
(c) Is not exempt from managed care enrollment as determined by MAA, consistent with WAC 388-538-080, and any related fair hearing has been held and decided; and
(d) Has not had managed care enrollment ended by MAA, consistent with WAC 388-538-130.
(2) American Indian/Alaska Native (AI/AN) clients who meet the provisions of 25 U.S.C. 1603 (c)-(d) for federally-recognized tribal members and their descendants may choose one of the following:
(a) Enrollment with a managed care organization (MCO) available in their area;
(b) Enrollment with an Indian or tribal primary care case management (PCCM) provider available in their area; or
(c) MAA's fee-for-service system.
(3) A client may enroll with an MCO or PCCM provider by calling MAA's toll-free enrollment line or by sending a completed enrollment form to MAA.
(a) Except as provided in subsection (2) of this section for clients who are AI/AN and in subsection (5) of this section for cross-county enrollment, a client required to enroll in managed care must enroll with an MCO or PCCM provider available in the area where the client lives.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(b) All family members must either enroll with the same MCO or enroll with PCCM providers.
(c) Enrollees may request an MCO or PCCM provider change at any time.
(d) When a client requests enrollment with an MCO or PCCM provider, MAA enrolls a client effective the earliest possible date given the requirements of MAA's enrollment system. MAA does not enroll clients retrospectively.
(4) MAA assigns a client who does not choose an MCO or PCCM provider as follows:
(a) If the client has family members enrolled with an MCO, the client is enrolled with that MCO;
(b) If the client does not have family members enrolled with an MCO, and the client was enrolled in the last six months with an MCO or PCCM provider, the client is re-enrolled with the same MCO or PCCM provider;
(c) If a client does not choose an MCO or a PCCM provider, but indicates a preference for a provider to serve as the client's primary case provider (PCP), MAA attempts to contact the client to complete the required choice. If MAA is not able to contact the client in a timely manner, MAA documents the attempted contacts and, using the best information available, assigns the client as follows. If the client's preferred PCP is:
(i) Available with one MCO, MAA assigns the client in the MCO where the client's PCP provider is available. The MCO is responsible for PCP choice and assignment;
(ii) Available only as a PCCM provider, MAA assigns the client to the preferred provider as the client's PCCM provider;
(iii) Available with multiple MCOs or through an MCO and as a PCCM provider, MAA assigns the client to an MCO as described in (d) of this subsection;
(iv) Not available through any MCO or as a PCCM provider, MAA assigns the client to an MCO or PCCM provider as described in (d) of this subsection.
(d) If the client cannot be assigned according to (a), (b), or (c) of this subsection, MAA assigns the client as follows:
(i) If an AI/AN client does not choose an MCO or PCCM provider, MAA assigns the client to a tribal PCCM provider if that client lives in a zip code served by a tribal PCCM provider. If there is no tribal PCCM provider in the client's area, the client continues to be served by MAA's fee-for-service system. A client assigned under this subsection may request to end enrollment at any time.
(ii) If a non-AI/AN client does not choose an MCO or PCCM provider, MAA assigns the client to an MCO or PCCM provider available in the area where the client lives. The MCO is responsible for PCP choice and assignment. An MCO must meet the healthy options (HO) contract's access standards unless the MCO has been granted an exemption by MAA. The HO contract standards are as follows:
(A) There must be two PCPs within ten miles for ninety percent of HO enrollees in urban areas and one PCP within twenty-five miles for ninety percent of HO enrollees in rural areas;
(B) There must be two obstetrical providers within ten miles for ninety percent of HO enrollees in urban areas and one obstetrical provider within twenty-five miles for ninety percent of HO enrollees in rural areas;
(C) There must be one hospital within twenty-five miles for ninety percent of HO enrollees in the contractor's service area;

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(D) There must be one pharmacy within ten miles for ninety percent of HO enrolles in urban areas and one pharmacy within twenty-five miles for ninety percent of HO enrollees in rural areas.
(iii) MAA sends a written notice to each household of one or more clients who are assigned to an MCO or PCCM provider. The notice includes the name of the MCO or PCCM provider to which each client has been assigned, the effective date of enrollment, the date by which the client must respond in order to change MAA's assignment, and either the toll-free telephone number of:
(A) The MCO for enrollees assigned to an MCO; or
(B) MAA for enrollees assigned to a PCCM provider.
(iv) An assigned client has at least thirty calendar days to contact MAA to change the MCO or PCCM provider assignment before enrollment is effective.
(5) A client may enroll with a plan in an adjacent county when the client lives in an area, designated by MAA, where residents historically have traveled a relatively short distance across county lines to the nearest available practitioner.
(6) An MCO enrollee's selection of the enrollee's PCP or the enrollee's assignment to a PCP occurs as follows:
(a) MCO enrollees may choose:
(i) A PCP or clinic that is in the enrollee's MCO and accepting new enrollees;
or
(ii) Different PCPs or clinics participating with the same MCO for different family members.
(b) The MCO assigns a PCP or clinic that meets the access standards set forth in subsection (4)(d)(ii) of this section if the enrollee does not choose a PCP or clinic;
(c) MCO enrollees may change PCPs or clinics in an MCO at least once a year for any reason, and at any time for good cause; or
(d) In accordance with this subsection, MCO enrollees may file an appeal with the MCO and/or a fair hearing request with the department of social and health services (DSHS) and may change plans if the MCO denies an enrollee's request to change PCPs or clinics.

WAC 388-538-065
MEDICAID-ELIGIBLE BASIC HEALTH (BH) ENROLLEES.
(1) Certain children and pregnant women who have applied for, or are enrolled in, managed care through basic health (BH) (chapter 70.47 RCW) are eligible for Medicaid under pediatric and maternity expansion provisions of the Social Security Act. The medical assistance administration (MAA) determines Medicaid eligibility for children and pregnant women who enroll through BH.
(2) The administrative rules and regulations that apply to managed care enrollees also apply to Medicaid-eligible clients enrolled through BH, except as follows:
(a) The process for enrolling in managed care described in WAC 388-538-060(3) does not apply since enrollment is through the health care authority, the state agency that administers BH;
(b) American Indian/Alaska Native (AI/AN) clients cannot choose fee-for-service or PCCM as described in WAC 388-538-060(2). They must enroll in a BH-contracted MCO.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(c) If a Medicaid eligible client applying for BH does not choose an MCO within ninety days, the client is transferred from BH to the department of social and health services (DSHS) for assignment to managed care.

WAC 388-538-067
MANAGED CARE PROVIDED THROUGH MANAGED CARE ORGANIZATIONS (MCOs).
(1) Managed care organizations (MCOs) may contract with the department of social and health services (DSHS) to provide prepaid health care services to eligible medical assistance administration (MAA) clients under the healthy options (HO) managed care program. The MCOs must meet the qualifications in this section to be eligible to contract with DSHS. The MCO must:
(a) Have a certificate of registration from the office of the insurance commissioner (OIC) as either a health maintenance organization (HMO) or a health care services contractor (HCSC).
(b) Accept the terms and conditions of DSHS' HO contract;
(c) Be able to meet the network and quality standards established by DSHS; and
(d) Accept the prepaid rates published by DSHS.
(2) DSHS reserves the right not to contract with any otherwise qualified MCO.

WAC 388-538-068
MANAGED CARE PROVIDED THROUGH PRIMARY CARE CASE MANAGEMENT (PCCM).
(1) A provider may contract with DSHS as a primary care case management (PCCM) provider to provide health care services to eligible medical assistance administration (MAA) clients under MAA's managed care program. The PCCM provider or the individual providers in a PCCM group or clinic must:
(a) Have a core provider agreement with DSHS;
(b) Hold a current license to practice as a physician, certified nurse midwife, or advanced registered nurse practitioner in the state of Washington;
(c) Accept the terms and conditions of DSHS' PCCM contract;
(d) Be able to meet the quality standards established by DSHS; and
(e) Accept PCCM rates published by DSHS.
(2) DSHS reserves the right not to contract for PCCM with an otherwise qualified provider.

WAC 388-538-070
MANAGED CARE PAYMENT.
(1) The medical assistance administration (MAA) pays Managed care organizations
(MCOs) monthly capitated premiums that:
(a) Have been determined using generally accepted actuarial methods based on analyses of historical healthy options (HO) contractual rates and MCO experience in providing health care for the populations eligible for HO; and
(b) Are paid based on legislative allocations for the HO program.
(2) MAA pays primary care case management (PCCM) providers a monthly case management fee according to contracted terms and conditions.
(3) MAA does not pay providers on a fee-for-service basis for services that are the MCO's responsibility under the HO contract, even if the MCO has not paid for the

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

service for any reason. The MCO is solely responsible for payment of MCO-contracted health care services:
(a) Provided by an MCO-contracted provider; or
(b) That are authorized by the MCO and provided by nonparticipating providers.
(4) MAA pays an additional monthly amount, known as an enhancement rate, to federally qualified health care centers (FQHC) and rural health clinics (RHC) for each client enrolled with MCOs through the FQHC or RHC. MCOs may contract with FQHCs and RHCs to provide services under HO. FQHCs and RHCs receive an enhancement rate from MAA on a per member, per month basis in addition to the negotiated payments they receive from the MCOs for services provided to MCO enrollees.
(a) MAA pays the enhancement rate only for the categories of service provided by the FQHC or RHC under the HO contact. MAA surveys each FQHC or RHC in order to identify the categories of services provided by the FQHC or RHC.
(b) MAA bases the enhancement rate on both of the following:
(i) The upper payment limit (UPL) for the county in which the FQHC or RHC is located; and
(ii) An enhancement percentage.
(c) MAA determines the UPL for each category of service based on MAA's historical fee-for-service (FFS) experience, adjusted for inflation and utilization changes.
(d) MAA determines the enhancement percentage for HO enrollees as follows: (i) For FQHCs, the enhancement percentage is equal to the FQHC finalized audit period ratio. The "finalized audit period" is the latest reporting period for which the FQHC has a completed audit approved by, and settled with, MAA.
(A) For a clinic with one finalized audit period, the ratio is equal to: (FQHC total costs) - FFS reimbursements .+ HO reimbursements)/(FFS .+ HO reimbursements).
(B) For a clinic with two finalized audit periods, the ratio is equal to the percentage change in the medical services encounter rate from one finalized audit period to the next. A "medical services encounter" is a face-to-face encounter between a physician or mid-level practitioner and a client to provide services for prevention, diagnosis, and/or treatment of illness or injury. A "medical services encounter rate" is the individualized rate MAA pays each FQHC to provide such services to clients, or the rate set by Medicare for each RHC for such services.
(C) For FQHCs without a finalized audit, the enhancement percentage is the statewide weighted average of all the FQHCs' finalized audit period ratios. Weighting is based on the number of enrollees served by each FQHC.
(ii) For RHCs, MAA applies the same enhancement percentage statewide.
(A) On a given month, MAA determines the number of HO enrollees enrolled with each RHC that is located in the same county as an FQHC. This number is expressed as a percentage of the total number of RHC enrollees located in counties that have both FQHCs and RHCs.
(B) For each county that has both an FQHC and an RHC, MAA multiplies the FQHC enhancement percentage, as determined under subsection (4)(d)(i) of this section, by the percentage obtained in section (4)(d)(ii)(A) of this section.
(C) The sum of all these products is the weighted statewide RHC enhancement percentage.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(iii) The HO enhancement percentage for FQHCs and RHCs is updated once a year.
(e) For each category of service provided by the FQHC or RHC, MAA multiplies the UPL, as determined under subsection (4)(c) of this section, by the FQHC's or RHC's enhancement percentage. The sum of all these products is the enhancement rate for the individual FQHC or RHC.
(f) To calculate the enhancement rate for FQHCs and RHCs that provide maternity and newborn delivery services, MAA applies each FQHC's or RHC's enhancement percentage to the delivery case rate (DCR), which is a one-time rate paid by MAA to the HO plan for each pregnant enrollee who gives birth.

WAC 388-538-080
MANAGED CARE EXEMPTIONS.
(1) The medical assistance administration (MAA) exempts a client from mandatory enrollment in managed care if MAA becomes aware of the following conditions. The client:
(a) Is receiving foster care placement services from the division of children and family services (DCFS); or
(b) Has Medicare, basic health (BH), CHAMPUS/TRICARE, or other accessible third-party health care coverage that would require exemption from enrollment with:
(i) A managed care organization (MCO) in accordance with MAA's healthy options
(HO) contract requirements for MCO enrollment; or
(ii) A primary care case management provider (PCCM) in accordance with MAA's PCCM contract requirements for PCCM enrollment.
(2) Only a client or a client's representative (RCW 7.70.065) may request an exemption from managed care enrollment for reasons other than those stated in subsection (1) of this section. If a client asks for an exemption prior to the enrollment effective date, the client is not enrolled until MAA approves or denies the request and any related fair hearing is held and decided.
(3) MAA grants a client's request for an exemption from mandatory enrollment in managed care if any of the following apply:
(a) The client has a documented and verifiable medical need to continue a client/provider relationship due to an established course of care with a physician, physician assistant or advanced registered nurse practitioner. MAA accepts the established provider's signed statement that the client has:
(i) A medical need that requires a continuation of the established care relationship; and
(ii) The client's established provider is not available through any managed care organization (MCO) or as a primary care case management (PCCM) provider.
(b) Prior to enrollment, the client scheduled a surgery with a provider not available to the client through managed care and the surgery is scheduled within the first thirty days of enrollment; or
(c) The client is American Indian/Alaska Native (AI/AN) as specified in WAC 388-538- 060(2) and requests exemption; or
(d) The client has been identified by MAA as having special needs that meet MAA's definition of children with special health care needs and requests exemption; or
(e) The client is pregnant and wishes to continue her established course of prenatal care with an obstetrical provider who is not available to her through managed care; or

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(f) On a case-by-case basis, the client presents evidence that managed care does not provide medically necessary care that is reasonably available and accessible as offered to the client. MAA considers that medically necessary care is not reasonably available and accessible when any of the following apply:
(i) The client is homeless or is expected to live in temporary housing for less than one hundred twenty days from the date the client requests the exemption;
(ii) The client speaks limited English or is hearing impaired and the client can communicate with a provider who communicates in the client's language or in American Sign Language and is not available through managed care;
(iii) The client shows that travel to a managed care PCP is unreasonable when compared to travel to a non-managed care primary care provider (PCP). This is shown when any of the following transportation situations apply to the client:
(A) It is over twenty-five miles one-way to the nearest managed care PCP who is accepting enrollees, and the client's PCP is closer and not in an available plan;
(B) The travel time is over forty-five minutes one-way to the nearest managed care PCP who is accepting enrollees, and the travel time to the client's PCP, who is not available in an MCO or as a PCCM provider, is less;
(C) Other transportation difficulties make it unreasonable to get primary medical services under HO; or
(iv) Other evidence is presented that an exemption is appropriate based on the client's circumstances, as evaluated by MAA.
(4) MAA exempts the client for the time period the circumstances or conditions that led to the exemption are expected to exist. If the request is approved for a limited time, the client is notified in writing or by telephone of the time limitation, the process for renewing the exemption, and the client's fair hearing rights.
(5) The client is not enrolled as provided in subsection (2) of this section and receives timely notice by telephone or in writing when MAA approves or denies the client's exemption request. If initial denial notice was by telephone, then MAA gives the reasons for the denial in writing before requiring the client to enroll in managed care. The written notice to the client contains all of the following:
(a) The action MAA intends to take, including enrollment information;
(b) The reason(s) for the intended action;
(c) The specific rule or regulation supporting the action;
(d) The client's right to request a fair hearing, including the circumstances under which the fee-for-service status continues, if a hearing is requested; and
(e) A translation into the client's primary language when the client has limited English proficiency.

WAC 388-538-095
SCOPE OF CARE FOR MANAGED CARE ENROLLEES.
(1) Managed care enrollees are eligible for the scope of medical care as described in WAC 388-529-0100 for categorically needy clients.
(a) A client is entitled to timely access to medically necessary services as defined in WAC 388-500-0005.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(b) The managed care organization (MCO) covers the services included in the healthy options (HO) contract for MCO enrollees. In addition, MCOs may, at their discretion, cover services not required under the HO contract.
(c) The medical assistance administration (MAA) covers the categorically needy services not included in the HO contract for MCO enrollees.
(d) MAA covers services on a fee-for-service basis for enrollees with a primary care case management (PCCM) provider. Except for emergencies, the PCCM provider must either provide the covered services needed by the enrollee or refer the enrollee to other providers who are contracted with MAA for covered services. The PCCM provider is responsible for instructing the enrollee regarding how to obtain the services that are referred by the PCCM provider. The services that require PCCM provider referral are described in the PCCM contract. MAA informs enrollees about the enrollee's program coverage, limitations to covered services, and how to obtain covered services.
(e) MCO enrollees may obtain certain services from either a MCO provider or from a medical assistance provider with a DSHS core provider agreement without needing to obtain a referral from the PCP or MCO. These services are described in the HO contract, and are communicated to enrollees by MAA and MCOs as described in (f) of this subsection.
(f) MAA sends each client written information about covered services when the client is required to enroll in managed care, and any time there is a change in covered services. This information describes covered services, which services are covered by MAA, and which services are covered by MCOs. In addition, MAA requires MCOs to provide new enrollees with written information about covered services.
(2) For services covered by MAA through PCCM contracts for managed care:
(a) MAA medically necessary covers services included in the categorically needy scope of care and rendered by providers with a current department of social and health services (DSHS) core provider agreement to provide the requested service;
(b) MAA may require the PCCM provider to obtain authorization from MAA for coverage of nonemergency services;
(c) The PCCM provider determines which services are medically necessary;
(d) An enrollee may request a fair hearing for review of PCCM provider or MAA coverage decisions; and
(e) Services referred by the PCCM provider require an authorization number in order to receive payment from MAA.
(3) For services covered by MAA through contracts with MCOs:
(a) MAA requires the MCO to subcontract with a sufficient providers to deliver the scope of contracted services in a timely manner. Except for emergency services, MCOs provide covered services to enrollees through their participating providers;
(b) MAA requires MCOs to provide new enrollees with written information about how enrollees may obtain covered services;
(c) For nonemergency services, MCOs may require the enrollee to obtain a referral from the primary care provider (PCP), or the provider to obtain authorization from the MCO, according to the requirements of the HO contract;
(d) MCOs and their providers determine which services are medically necessary given the enrollee's condition, according to the requirements included in the HO contract;

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(e) An enrollee may appeal an MCO coverage decisions using the MCO's appeal process, as described in WAC 388-538-0110. An enrollee may also request a hearing for review of an MCO coverage decision as described in chapter 388-02 WAC;
(f) A managed care enrollee does not need a PCP referral to receive women's health care services, as described in RCW 48.42.100 from any women's health care provider participating with the MCO. Any covered services ordered and/or prescribed by the women's health care provider must meet the MCO's service authorization requirements for the specific service.
(4) Unless the MCO chooses to cover these services, or an appeal or a fair hearing decision reverses an MCO or MAA denial, the following services are not covered:
(a) For all managed care enrollees:
(i) Services that are not medically necessary;
(ii) Services not included in the categorically needy scope of services; and
(iii) Services, other than a screening exam as described in WAC 388-538-100(3), received in a hospital emergency department for nonemergency medical conditions.
(b) For MCO enrollees:
(i) Services received from a participating specialist that require prior authorization from the MCO, but were not authorized by the MCO; and
(ii) Services received from a nonparticipating provider that require prior authorization from the MCO that were not authorized by the MCO. All nonemergency services covered under the HO contract and received from nonparticipating providers require prior authorization from the MCO.
(c) For PCCM enrollees, services that require a referral from the PCCM provider as described in the PCCM contract, but were not referred by the PCCM provider.
(5) A provider may bill an enrollee for noncovered services as described in subsection (4) of this section, if the enrollee and provider sign an agreement. The provider must give the original agreement to the enrollee and file a copy in the enrollee's record.
(a) The agreement must state all of the following:
(i) The specific service to be provided;
(ii) That the service is not covered by either MAA or the MCO;
(iii) An explanation of why the service is not covered by the MCO or MAA, such as:
(A) The service is not medically necessary; or
(B) The service is covered only when provided by a participating provider,
(iv) The enrollee chooses to receive and pay for the service; and
(v) Why the enrollee is choosing to pay for the service, such as:
(A) The enrollee understands that the service is available at no cost from a provider participating with the MCO, but the enrollee chooses to pay for the service from a provider not participating with the MCO;
(B) The MCO has not authorized emergency department services for nonemergency medical conditions and the enrollee chooses to pay for the emergency department's services rather than wait to receive services at no cost in a participating provider's office; or
(C) The MCO or PCCM has determined that the service is not medically necessary and the enrollee chooses to pay for the service.
(b) For limited English proficient enrollees, the agreement must be translated or interpreted into the enrollee's primary language to be valid and enforceable.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(c) The agreement is void and unenforceable, and the enrollee is under no obligation to pay the provider, if the service is covered by MAA or the MCO as described in subsection (1) of this section, even if the provider is not paid for the covered service because the provider did not satisfy the payor's billing requirements.

WAC 388-538-100
MANAGED CARE EMERGENCY SERVICES.
(1) A managed care enrollee may obtain emergency services, for emergency medical conditions in any hospital emergency department. These definitions differ from the emergency services definition that applies to services covered under the medical assistance administration's (MAA's) fee-for-service system.
(a) The managed care organization (MCO) covers emergency services for MCO enrollees.
(b) MAA covers emergency services for primary care case management (PCCM) enrollees.
(2) Emergency services for emergency medical conditions do not require prior authorization by the MCO, primary care provider (PCP), PCCM provider, or MAA.
(3) Emergency services received by an MCO enrollee for nonemergency medical conditions must be authorized by the plan for enrollee's MCO.
(4) An enrollee who requests emergency services is entitled to receive an exam to determine if the enrollee has an emergency medical condition.

WAC 388-538-110
MANAGED CARE COMPLAINTS, APPEALS, AND FAIR HEARINGS.
(1) A managed care enrollee has the right to voice a complaint or submit an appeal of an MAA, MCO, PCCM, PCP or provider decision, action, or inaction. An enrollee may do this through the following process:
(a) For managed care organization (MCO) enrolles, the MCO's complaint and appeal processes, and through the department's fair hearing process; or
(b) For primary care case management (PCCM) enrollees, the complaint and appeal processes of the medical assistance administration (MAA), and through the department's fair hearing process (chapter 388-02 WAC).
(2) To ensure the rights of MCO enrollees are protected, MAA approves each MCO's complaint and appeal policies and procedures annually or whenever the plan makes a change to the process.
(3) MAA requires MCOs to inform MCO enrollees in writing within fifteen days of enrollment about their rights and how to use the MCO's complaint and appeal processes. MAA requires MCOs to obtain MAA approval of all written information sent to enrollees.
(4) MAA provides PCCM enrollees with information equivalent to that described in subsection (3) of this section.
(5) MCO enrollees may request assistance from the MCO when using the MCO's complaint and appeals processes. PCCM enrollees may request assistance from MAA when using MAA's complaint and appeal process.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(6) An MCO enrollee who submits a complaint under this section is entitled to a written or verbal response from the MCO or from MAA within the timeline in the MAA-approved complaint process.
(7) When an enrollee is not satisfied with how the complaint is resolved by the MCO or by MAA, or if the complaint is not resolved in a timely fashion, the enrollee may submit an appeal to the MCO or to MAA. An enrollee may also appeal an MAA, MCO, primary care provider (PCP), or provider decision, or reconsideration of any action or inaction. An enrollee who appeals an MAA, MCO, PCP, or provider decision is entitled to all of the following:
(a) A review of the decision being appealed. The review must be conducted by an MCO or MAA representative who was not involved in the decision under appeal;
(b) Continuation of the service already being received and which is under appeal, until a final decision is made;
(c) A written decision from MAA or the MCO, within the timeline(s) in the appeal process standards, in the enrollee's primary language. The decision does not need to be translated if an enrollee with limited English proficiency prefers correspondence in English, and the deciding authority documents the enrollee's preference. The notice must clearly explain all of the following:
(i) The decision and any action MAA or the MCO intends to take;
(ii) The reason for the decision;
(iii) The specific information that supports MAA's or the MCO's decision; and
(iv) Any further appeal or fair hearing rights available to the enrollee, including the enrollee's right to continue receiving the service under appeal until a final decision is made.
(d) An expedited decision when it is necessary to meet an existing or anticipated acute or urgent medical need.
(8) An enrollee may file a fair hearing request without also filing an appeal with MAA or the MCO or exhausting MAA's or the MCO's appeal process.
(9) The MCO's medical director or designee reviews all fair hearings requests, and any related appeals, when the issues involve an MCO's determination of medical necessity.
(10) MAA's medical director or the medical director's designee reviews all fair hearings requests, and any related appeals, when the PCCM enrollee's issues involve an MAA determination of medical necessity.

WAC 388-538-120
ENROLLEE REQUEST FOR A SECOND MEDICAL OPINION.
(1) A managed care enrollee has the right to a timely referral for a second opinion upon request when:
(a) The enrollee needs more information about treatment recommended by the provider or managed care organization (MCO); or
(b) The enrollee believes the MCO is not authorizing medically necessary care.
(2) A managed care enrollee has a right to a second opinion from a primary or specialty care physician who is participating with the MCO. At the MCO's discretion, a clinically appropriate nonparticipating provider who is agreed upon by the MCO and the enrollee may provide the second opinion.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(3) Primary care case management (PCCM) provider enrollees have a right to a timely referral for a second opinion by another provider who has a core provider agreement with medical assistance administration (MAA).

WAC 388-538-130
ENDING ENROLLMENT IN MANAGED CARE.
(1) MAA ends an enrollee's enrollment in a managed care organization (MCO) or with a primary care case management (PCCM) provider when the enrollee meets any of the following conditions. The enrollee:
(a) Is no longer eligible for a medical program subject to enrollment; or
(b) Is receiving foster care placement services from the division of children and family services; or
(c) Is or becomes eligible for Medicare, basic health (BH), CHAMPUS/TRICARE, or any other accessible third party health care coverage that would require involuntary disenrollment from:
(i) An MCO in accordance with MAA's healthy options (HO) contract for MCO enrollees; or
(ii) A PCCM provider in accordance with MAA's PCCM contract for PCCM enrollees.
(2) An enrollee or the enrollee's representative as defined in RCW 7.70.065 may request MAA to end enrollment as described in subsections (3) through (10) of this section. A managed care organization (MCO) may request MAA to end enrollment for an enrollee as described in subsection (11) of this section. Only MAA has authority to remove an enrollee from managed care. Pending MAA's final decision, the enrollee remains enrolled unless staying in managed care would adversely affect the enrollee's health status.
(3) MAA grants an enrollee's request to have the enrollee's enrollment ended under the following conditions:
(a) Is American Indian or Alaska Native (AI/AN) and requests disenrollment; or
(b) Is identified by DSHS as a child who meets the definition of "children with special health care needs" and requests disenrollment.
(4) MAA grants an enrollee's requests to be removed from managed care when the client is pregnant or when there is a verified medical need to continue an established course of care. These end enrollments are limited to the following situations: The enrollee:
(a) Has a documented medical need to continue a client/provider relationship due to an established course of care with a physician, physician assistant, or advanced registered nurse practitioner. The standards for documenting a medical need are those in WAC 388-538-080(3)(a). The established course of care must begin:
(i) While the enrollee was enrolled with managed care but the PCP is no longer available to the enrollee under managed care; or
(ii) Prior to enrollment in managed care and the PCP is not available under any MCO or as a PCCM provider.
(b) Is pregnant and requests to continue her course of prenatal care that was established with an obstetrical provider:
(i) While she was enrolled with the MCO but that provider is no longer available to her in managed care; or

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(ii) Prior to enrollment with the current MCO but that provider is not available to her under managed care.
(c) Is scheduled for a surgery with a provider not available to the enrollee in the enrollee's current MCO and the surgery is scheduled to be performed within the first thirty days of enrollment.
(5) Except as provided in subsection (4) of this section, MAA does not permit an enrollee to obtain an end enrollment by establishing a course of care with a provider who is not participating with the enrollee's MCO.
(6) MAA ends enrollment on a case-by-case basis when the enrollee presents evidence that the managed care program does not provide medically necessary care that is reasonable available and accessible as offered to the enrollee. MAA considers enrollee requests under this subsection with the same criteria as listed in WAC 388-538-080(3)(f).
(7) MAA ends enrollment temporarily if an enrollee asks to be taken out of the current MCO in order to stay with the enrollee's established provider, but is willing to enroll in the established provider's MCO for the next enrollment month. MAA reviews the enrollee request according to the criteria in subsections
(4) and (6) of this section. MAA's decision under this subsection include all of the following:
(a) The decision is given verbally and in writing;
(b) Verbal and written notices include the reason for the decision and information on hearings so the enrollee may appeal the decision;
(c) If the request to end enrollment is approved, it may be effective back to the beginning of the month the request is made; and
(d) If the request to end enrollment is denied, and the enrollee requests a hearing; the enrollee remains in the MCO or with the PCCM until the hearing decision is made as provided in subsection (2) of this section.
(8) MAA ends enrollment for the period of time the circumstances or conditions that led to ending the enrollment are expected to exist. If the request to end enrollment is approved for a limited time, the client is notified in writing or by telephone of the time limitation, the process for renewing the disenrollment, and their fair hearing rights.
(9) MAA does not approve an enrollee's request to end enrollment solely to pay for services received but not authorized by the MCO.
(10) The enrollee remains in managed care as provided in subsection (1) of this section and receives timely notice by telephone or in writing when MAA approves or denies the enrollee's request to end enrollment. Except as provided in subsection (7) of this section, MAA gives the reasons for a denial in writing. The written denial notice to the enrollee contains all of the following:
(a) The action MAA intends to take;
(b) The reason(s) for the intended action;
(c) The specific rule or regulation supporting the action;
(d) The enrollee's right to request a fair hearing; and
(e) A translation into the enrollee's primary language when the enrollee has limited English proficiency.
(11) MAA may end an enrollee's enrollment in a MCO or with a PCCM provider when the enrollee's MCO or PCCM provider substantiates in writing, to MAA's satisfaction, that:

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(a) The enrollee's behavior is inconsistent with the MCO or PCCM provider rules and regulations, such as intentional misconduct; and
(b) After the MCO or PCCM provider has provided:
(i) Clinically appropriate evaluation(s) to determine whether there is a treatable problem contributing to the enrollee's behavior; and
(ii) If so, has provided clinically appropriate referral(s) and treatment(s), but the enrollee's behavior continues to prevent the provider from safely or prudently providing medical care to the enrollee; and
(c) The enrollee received written notice from the MCO or PCCM provider of the MCO or PCCM provider intent to request the enrollee's removal, unless MAA has waived the requirement for the MCO or PCCM provider notice because the enrollee's conduct presents the threat of imminent harm to others. The MCO or PCCM provider notice to the enrollee must include both of the following:
(i) The enrollee's right to use the appeal process as described in WAC 388-538-110 to review the MCO or PCCM provider request to end the enrollee's enrollment; and
(ii) The enrollee's right to use the department fair hearing process.
(12) MAA makes a decision to remove an enrollee from enrollment in managed care within thirty days of receiving the MCO or PCCM provider request to do so. Before making a decision, MAA attempts to contact the enrollee and learn the enrollee's perspective. If MAA approves the MCO or PCCM provider request to remove the enrollee, MAA sends a notice at least ten days in advance of the effective date that enrollment will end. The notice includes the reason for MAA's approval to end enrollment and information about the enrollee's fair hearing rights.
(13) MAA does not approve a request to remove an enrollee from managed care when the request is solely due to an adverse change in the enrollee's health or the cost of meeting the enrollee's needs.

WAC 388-538-140
QUALITY OF CARE.
(1) In order to assure that managed care enrollees receive appropriate access to quality health care and services, the medical assistance administration (MAA) does all of the following:
(a) Requires managed care organizations (MCOs) to have a fully operational quality assurance system that meets a comprehensive set of quality improvement program (QIP) standards.
(b) Monitors MCO performance through on-site visits and other audits, and requires corrective action for deficiencies that are found.
(c) Requires MCOs to report annually on standardized clinical performance measures that are specified in the contract with MAA, and requires corrective action for substandard performance.
(d) Contracts with a professional review organization to conduct independent external review studies of selected health care and service delivery.
(e) Conducts enrollee satisfaction surveys.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit B

(f) Annually publishes individual MCO performance information and primary care case management (PCCM) program performance information including certain clinical measures and enrollee satisfaction surveys and makes reports of site monitoring visits available upon request.
(2) MAA requires MCOs and PCCM providers to have a method to assure consideration of the unique needs of enrollees with chronic conditions. The method includes:
(a) Early identification;
(b) Timely access to health care; and
(c) Coordination of health service delivery and community linkages.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

                                   EXHIBIT C-1
                          2003 HEALTHY OPTIONS & SCHIP
                         ENCOUNTER DATA SPECIFICATIONS

                                     PREFACE

Healthy Options & SCHIP encounter data is used for many purposes. Among these are federal reporting to the Medicaid Statistical Information System (MSIS); HO & SCHIP rate setting and risk adjustment; Medical Assistance Administration's
(MAA) hospital rate setting; the HO & SCHIP quality improvement program, and research. To ensure the efficient and timely collection of quality encounter data for these purposes 2003 encounter data specifications are as follows:

                            GENERAL FILE REQUIREMENTS

     1) The Contractor shall submit encounter data in accordance with the 2003 HO & SCHIP Encounter Data Specifications. These specifications apply to adjudicated and capitated encounter records. Adjudicated encounter records include those that the Contractor paid as well as those for which the Contractor denied payment.

     2) The Contractor shall submit all encounter records no later than 450 calendar days following the date of service for the encounters reported.

     3) The Contractor shall submit all finalized, not previously submitted encounter records that the Contractor processed during the reporting quarter by the specified encounter data submission date which is 90 calendar days after the end of the reporting quarter.

     4) The Contractor shall submit a "roll up" of any adjustments made to an encounter record into a single encounter record for initial submission.

     5)   MAA may reject files exceeding 2% overall error rate.

     6) The Contractor shall correct rejected encounter records and include these with a complete resubmission of all records pertinent to the reporting quarter. Resubmissions are due no later than 90 calendar days after receiving them back from DSHS. After this date encounter records are still required to be submitted but shall be considered late.

     7) The Contractor must assign the services and codes to the associated encounter type specified in the associated MAA 'fee-for-service' Billing Instructions (e.g. for Physician Related Services, that is current on the date of service). Examples of the encounter type associated with some commonly used procedures are given in the Encounter Type Table. Contractors may use 'J' (medical practitioner) and 'L' (EPSDT) designations on different records of the same encounter when both types of services were provided.

     8) Excluding inpatient hospital (R) encounter type, "Date of Service" in these specifications

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

          means the day the enrollee received the service. For inpatient hospital (R) encounters, "Date of Service" means the date of discharge. Except for inpatient hospital services, the Contractor must report services provided on different dates as separate encounters. This includes professional medical services provided in a hospital setting.

     9) The Contractor may submit encounters by contract type (HO/SCHIP and Basic Health Plus) in a single file. The Plan ID (Field 6) assigned to a record must reflect the contract under which the member is enrolled on the date of service.

     10) The Contractor must use the Contractor's Plan ID (Field 6) in encounter records when enrollees receive care through an FQHC or RHC.

     11) Procedure code modifiers are required for outpatient hospital (M) services (reported on the federal HCFA/CMS UB-92 form) as well as for medical professional (J), EPSDT (L), and (P) encounters (reported on HCFA/CMS 1500 form).

     12) EPSDT Referral Indicator (Field 24) is a required field. The associated error flag will be tracked separately by EDU. Related errors will be excluded from the total count and percentage of records otherwise with errors. Blank-fill Field 24 if the EPSDT indicator cannot be obtained. The contractor is required to report the encounter even though the blank fill will result in an error during the MAA edit process.

     13) Contractors submitting alternative identifiers (Field 38 and 39) shall submit, with each quarterly submission, a separate file list that enables MAA to link the alternative identifier with the identity of the provider.

     14) Contractors must meet new, additional, or revised requirements of the federal Health Insurance Portability and Accountability Act (HIPAA) that may take affect during the contract period.

     15)  MAA reserves the right to:

       a) Modify any encounter data reporting requirement following 120 calendar days notice to the Contractor;

       b) Request data substantiating reported encounter records following at least 30 calendar days notice to the Contractor; and

       c) Waive encounter data requirements under exceptional circumstances with written approval from MAA.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

                                    SCHEDULE

The HO/SCHIP 2003 encounter data requirements are effective with data collected on or after January 1, 2003.

REPORTING QUARTER: The quarter in which the encounter records were processed by the Contractor for initial submission. The submission is due no later than 90 calendar days after the last day of the reporting quarter.

------------------------------------------------------------------------------
     REPORTING
      QUARTER                REPORTING QUARTER               SUBMISSION DATE
------------------------------------------------------------------------------
       Q3-02         July 1 through September 30, 2002       January 2, 2003
------------------------------------------------------------------------------
       Q4-02        October 1 through December 31, 2002        April 1, 2003
------------------------------------------------------------------------------
       Q1-03          January 1 through March 31, 2003         July 1, 2003
------------------------------------------------------------------------------
       Q2-03           April 1 through June 30, 2003         October 1, 2003
------------------------------------------------------------------------------
       Q3-03         July 1 through September 30, 2003       January 2, 2004
------------------------------------------------------------------------------
       Q4-03        October 1 through December 31, 2003       April 1, 2004
------------------------------------------------------------------------------

                         SUBMISSION MEDIA SPECIFICATIONS

1) When submitting compact disk or computer diskette, submit fixed width text files. Do not include internal labels. For compact disk, computer diskette, and tape include:

     Data Set Name format: MCED.Pppppppp.YyyQTRq

     MCED      A literal value abbreviation for "Managed Care Encounter Data"
     P         A literal prefix
     ppppppp   The Contractor's Medicaid Provider Number
     Y         A literal prefix
     yy        The last two digits of the calendar year reported
     QTR       A literal value
     q         The calendar quarter reported (see Schedule of Submissions)

2)   For submissions on magnetic tape:

     Write encounter data file to an IBM OS standard labeled tape (8 1/2 or 10 1/2 inches) in EBCDIC:

        RECFM=FB
        BLKSIZE=30000
        LRECL=500
        DENSITY=1600BPI or 6250 BPI

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

                                   TEST FILES

1) Contractors may submit a compact disk, computer diskette, or tape containing test data (2000-3000 records) to identify and resolve errors and problems with field definitions.

2) Records representing all encounter types covered by the contract should be included.

3)   Identify the file as a "test" at the time of submission.

                   EXTERNAL LABEL AND SHIPPING/MAILING ADDRESS

1) Submit initial encounter records in a file separate from file(s) containing adjusted, corrected and/or voided encounter records.

2) Attach an external label for each file contained on the tape, compact disk, and computer diskette including at least the following information:

o  Plan name
o File name: Specify content: 1) "initial submission" or; 2) "complete resubmission (i.e. encounters pertaining to previous submissions)
o  Logical record length
o  Year and quarter reported
o  Program(s) i.e., Healthy Options, BHP Plus, or both
o Specify whether the compact disk, computer diskette, or tape contains records for some encounter types (for example, pharmacy only) or all encounter types
o  Block size (needed only for submissions on tape)
o  Number of records per file

3)   Send to:
       Encounter Data Coordinator
       Information Services Division
       DSHS Medical Assistance Administration
       617 8th Avenue SE, Bldg. 1, 4th Fl.
       P.O. Box 45511
       Olympia, WA 98504-5511

Direct questions and comments to the Encounter Data Coordinator at (360)
725-1288.

                                  ERROR REPORT

The Encounter Data Unit will provide a report evaluating timely reported encounter data submissions. In addition, error flags will be placed in each record during MAA's edit of the record to assist the Contractor in the identification of problem areas.

Contractors must prevent reoccurrence of the same type of errors in subsequent submissions. If the same type of errors reoccur, DSHS may return the incorrect encounter submission.

NOTE: To permit error flags to be written to an encounter data tape, the Tape Label EXPIRATION DATE must either be eliminated or set at a date at least six months after the date of submission.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

                          GENERIC FIELD SPECIFICATIONS

1)   NUMERIC FIELDS

     o    RIGHT justify (data)

     o    ZERO fill (from left)

     o    EIGHT fill when:
            o Not applicable to the encounter type. Examples: (1) Eight-fill the hospital discharge date for all encounter types, excluding inpatient hospital (R). (2) Eight-fill the revenue code (Field
               21) for outpatient hospital encounters when a procedure code is reported in Field 16 not IP.

                                      -OR-

            o  Applicable but not required and for which there is no data.
               Example: When a Contractor is unable to obtain a Medicaid Billing Provider Number of a pharmacy, it may eight-fill Field 7 and report a NAPB Identifier or Federal Tax Identifier as the alternate Billing Provider Identification in Field 38.

     o NINE fill when valid entries are required but unknown. Nine-filling is required, but unknown numeric data will result in an error. Nine-fill only when the required information cannot be supplied within reporting deadlines.

     o    DATE FORMAT - MMDDYY (DSHS edits provide for identifying century)

     o DECIMAL POINTS - DSHS edits assume decimal points except for Fields 16, 17, 19 and 20. For these four fields, the decimal points are to be inserted as required by the appropriate coding systems.

2)   CHARACTER FIELDS

     o    LEFT justify (data)

     o    BLANK fill (from right) when
            o valid entries are required but unknown. Blank-filling required but unknown character fields will result in an error. Blank-fill only when there is a need to meet time requirements for reporting encounter events. Example: An EPSDT Referral Indicator is unknown. Blank-fill Field 24. The Contractor is required to report the encounter even though the Blank-fill will result in an error during the MAA edit process.

     o    HYPHEN ('-') fill when
            o  not applicable, OR
            o  applicable but not required and for which there is no data.
               Example: A hospital reports an inpatient stay and there are only 2 diagnosis codes. Hyphen-fill diagnoses 3 through

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

               9 since there are no diagnoses to report.

                                VALIDATION EDITS

DSHS will perform edits on all submitted encounter data files. If an invalid result is found, it may be treated as an 'error' and included in the count of records with errors or it may be the result of an 'association check' and reported as 'information only'.

ERRORS: The edits that will identify the following conditions as errors pertain to the required fields:

1.   Missing (required) values
2.   Non-numeric data in numeric fields
3.   Negative values in numeric fields
4.   Invalid dates
5.   Invalid values for:

   -------------------------------------------------------------------------
                         FIELD NAME                           FIELD NUMBER
   -------------------------------------------------------------------------
   Encounter Type                                                    1
   -------------------------------------------------------------------------
   Line Item Number                                                  3
   -------------------------------------------------------------------------
   Recipient ID/PIC                                                  4
   -------------------------------------------------------------------------
   Billing and Performing/Attending or Prescribing Provider    7,8,38 & 39
   ID
   (Billing ID may be a Medicaid #, Tax ID, or for pharmacies NABP#;

   Performing/Attending or Prescribing ID may be a
   Medicaid #, State License #, or DEA #)
   -------------------------------------------------------------------------
   DRG                                                               9
   -------------------------------------------------------------------------
   Place of Service                                                 15
   -------------------------------------------------------------------------
   Procedure Code                                                16 & 17
   -------------------------------------------------------------------------
   Procedure Code Modifier                                          18
   -------------------------------------------------------------------------
   Diagnosis Code                                                19 & 20
   -------------------------------------------------------------------------
   Revenue Codes                                                    21
   -------------------------------------------------------------------------
   National Drug Code                                               22
   -------------------------------------------------------------------------
   EPSDT Referral Code                                              24
   Tracked separately and not included in count and
   percentage of records otherwise with errors.
   -------------------------------------------------------------------------
   Plan Record ID                                                   25
   -------------------------------------------------------------------------
   Prescription Number                                              27
   -------------------------------------------------------------------------
   Claim Status                                                     28
   -------------------------------------------------------------------------
   Line Status                                                      29
   -------------------------------------------------------------------------
   Patient Control Number                                           41
   -------------------------------------------------------------------------
   Prescription Days Supply                                         88
   -------------------------------------------------------------------------
   Alternate Bill-Provider ID Type                                  90
   -------------------------------------------------------------------------
   Alternate Perf-Attend-Presc ID Type                              91
   -------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

6.   EPSDT encounters with incorrect procedure codes or age greater than 20.

7. Records for the same encounter containing different encounter type designations, except J and L Encounter Type designations that may occur on different records for the exact same encounter.

8. Other conditions occurring due to improperly following encounter data specifications may also be evaluated.

ASSOCIATION CHECKS: Edits of the association between two fields will check for invalid recipient age or sex for diagnosis or procedure, and recipient eligibility and provider Medicaid number active status for the dates of service. Counts of inconsistent associations will be indicated by the prefix' * ' on the hard copy of error summary reports and will not be included in the counts of errors.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

                  PHYSICAL RECORD LAYOUT AND FIELD REQUIREMENTS

--------------------------------------------------------------------------------
                          KEY FOR ENCOUNTER TYPE CODES
--------------------------------------------------------------------------------
   R Required field - Required for processing. DSHS will return records with missing, invalid, or uncorrectable values. Contractors must correct returned records and submit within 90 calendar days.
--------------------------------------------------------------------------------
   * Applicable field - Information entered into these fields(30-33)is used to identify valid Patient Identification Codes (PIC) when a plan either does not submit a PIC or the submitted PIC is invalid.
--------------------------------------------------------------------------------
   O   Optional field -Contractors are encouraged to submit optional information
--------------------------------------------------------------------------------
   E   Field at the encounter level
--------------------------------------------------------------------------------
   L   Field at the line item level
--------------------------------------------------------------------------------
   X   Cobol Picture for character or alphanumeric field
--------------------------------------------------------------------------------
   9   Cobol Picture for numeric field
--------------------------------------------------------------------------------
  V99  Implied decimal point followed by 2 digits
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      #      FIELD NAME                                LEVEL           ENCOUNTER TYPE                   PHYSICAL RECORD LAYOUT
                                                              ----------------------------------------------------------------------
                                                                J,L,       R        M       D       COBOL        OCCURS      START
                                                                 P                                 PICTURE                  POSITION
------------------------------------------------------------------------------------------------------------------------------------
      1      Encounter Type Indicator                  E          R        R        R       R       X(1)            1           1
------------------------------------------------------------------------------------------------------------------------------------
      2      Encounter ID                              E          R        R        R       R       9(9)            1           2
------------------------------------------------------------------------------------------------------------------------------------
      3      Line Item Number                          L          R        R        R       R       9(2)            1          11
------------------------------------------------------------------------------------------------------------------------------------
      4      PIC                                       E          R        R        R       R       X(14)           1          13
------------------------------------------------------------------------------------------------------------------------------------
      5      Date of Birth                             E          R        R        R       R       9(6)            1          27
------------------------------------------------------------------------------------------------------------------------------------
      6      Plan ID                                   E          R        R        R       R       9(7)            1          33
------------------------------------------------------------------------------------------------------------------------------------
      7      Billing Provider Medicaid                 E          R        R        R       R       9(7)            1          40
             Number                                           ----------------------------------
                                                              Required only if the provider has
                                                              a Medicaid provider ID
------------------------------------------------------------------------------------------------------------------------------------
      8      Performing/Attending                      E          R        R        R       R       9(7)            1          47
             or Prescribing Provider                          ----------------------------------
             Medicaid Number                                  Required only if the provider
                                                              has a Medicaid provider ID
------------------------------------------------------------------------------------------------------------------------------------
      9      DRG                                       E                   R                        9(3)            1          54
------------------------------------------------------------------------------------------------------------------------------------
     10      Hospital Admission Date                   E                   R                        9(6)            1          57
------------------------------------------------------------------------------------------------------------------------------------
     11      Patient Destination on Discharge          E                   R                        X(2)            1          63
------------------------------------------------------------------------------------------------------------------------------------
     12      Line Billed Charges                       L                   R        R             9(7)V99           1          65
------------------------------------------------------------------------------------------------------------------------------------
     13      Date of Service                           L          R        R        R       R       9(6)            1          74
------------------------------------------------------------------------------------------------------------------------------------
     14      Hospital Discharge Date                   E                   R                        9(6)            1          80
------------------------------------------------------------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

------------------------------------------------------------------------------------------------------------------------------------
      #      FIELD NAME                                LEVEL           ENCOUNTER TYPE                   PHYSICAL RECORD LAYOUT
                                                              ----------------------------------------------------------------------
                                                                J,L,       R        M       D       COBOL        OCCURS      START
                                                                 P                                 PICTURE                  POSITION
------------------------------------------------------------------------------------------------------------------------------------
      15     Place of Service                          E          R                 R               X(1)            1          86
------------------------------------------------------------------------------------------------------------------------------------
      16     Primary Procedure: Report                 E                   R                        X(5)            1          87
      IP     ICD.9.CM procedures.
------------------------------------------------------------------------------------------------------------------------------------
      16     Primary Procedure:                        L          R                 R               X(5)            1          87
    Not IP   Applicable to 'M' encounters:
             If there is no Revenue Code in
             Field #21, then a CPT,
             HCPCS, or ICD.9.CM code is
             required. If there is a valid
             Revenue Code and no
             procedures to report,
             then hyphen-fill this field.
------------------------------------------------------------------------------------------------------------------------------------
      17     Other ICD.9.CM Procedure                  E                   R        R               X(5)            5          92
             Codes ('M' or 'R' encounters).
------------------------------------------------------------------------------------------------------------------------------------
      18     Procedure Code Modifier                   L          R                 R               X(2)            1         117
------------------------------------------------------------------------------------------------------------------------------------
      19     Principal Diagnosis Code                  L          R        R        R               X(7)            1         119
------------------------------------------------------------------------------------------------------------------------------------
      20     Other Diagnosis Codes                     E                   R        R               X(7)            8         126
------------------------------------------------------------------------------------------------------------------------------------
      21     Revenue Code                              L                   R        R               9(4)            1         182
             Applicable to 'M' encounters:
             If Field #16 has CPT, HCPCS,
             or ICD.9.CM procedure code -
             8-fill if no Revenue Code.
------------------------------------------------------------------------------------------------------------------------------------
      22     National Drug Code (NDC)                  L                                    R       X(11)           1         186
------------------------------------------------------------------------------------------------------------------------------------
      23     Units of Service                          L          R        R        R       R       9(7)            1         197
------------------------------------------------------------------------------------------------------------------------------------
      24     EPSDT Referral Indicator                  E          R                                 X(2)            1         204
                                                                 (L)
------------------------------------------------------------------------------------------------------------------------------------
      25     Plan Record ID (EPRI)                     E          O        O        O       O       X(20)           1         206
------------------------------------------------------------------------------------------------------------------------------------
      26     Newborn Birth Weight                      E                   R        R               9(4)            1         226
------------------------------------------------------------------------------------------------------------------------------------
      27     Prescription Number                       L                                    R       X(7)            1         230
------------------------------------------------------------------------------------------------------------------------------------
      28     Claim Status                              E          R        R        R       R       X(1)            1         237
------------------------------------------------------------------------------------------------------------------------------------
      29     Line Status                               L          R        R        R       R       X(1)            1         238
------------------------------------------------------------------------------------------------------------------------------------
      30     Patient's First Name                      E          *        *        *       *       X(17)           1         239
------------------------------------------------------------------------------------------------------------------------------------
      31     Patient's Middle Initial                  E          *        *        *       *       X(1)            1         256
------------------------------------------------------------------------------------------------------------------------------------
      32     Patient's Last Name                       E          *        *        *       *       X(20)           1         257
------------------------------------------------------------------------------------------------------------------------------------
      33     Patient's SSN                             E          *        *        *       *       X(9)            1         277
------------------------------------------------------------------------------------------------------------------------------------
      34     Subscriber's First Name                   E          O        O        O       O       X18)            1         286
------------------------------------------------------------------------------------------------------------------------------------
      35     Subscriber's Last Name                    E          O        O        O       O       X(20)           1         304
------------------------------------------------------------------------------------------------------------------------------------
      36     Subscriber's SSN                          E          O        O        O       O       X(9)            1         324
------------------------------------------------------------------------------------------------------------------------------------
      37     Subscriber's Birth Date                   E          O        O        O       O       9(6)            1         333
------------------------------------------------------------------------------------------------------------------------------------
      38     Alternate Billing Provider ID:            E         R/O      R/O      R/O     R/O      X(10)           1         339
             Tax or NABP Identifier.
------------------------------------------------------------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

------------------------------------------------------------------------------------------------------------------------------------
      #      FIELD NAME                                LEVEL           ENCOUNTER TYPE                   PHYSICAL RECORD LAYOUT
                                                              ----------------------------------------------------------------------
                                                                J,L,       R        M       D       COBOL        OCCURS      START
                                                                 P                                 PICTURE                  POSITION
------------------------------------------------------------------------------------------------------------------------------------
                                                              Required only if the provider has
                                                              no Medicaid provider number.
------------------------------------------------------------------------------------------------------------------------------------
      39     Alternate Performing /                    E         R/O      R/O      R/O     R/O      X(10)           1         349
             Attending or Prescribing                         ----------------------------------
             Provider ID: State License                       Required only if the
             Number or DEA Identifier                         provider has no Medicaid
                                                              provider number.
------------------------------------------------------------------------------------------------------------------------------------
      40     ED Processor Tax ID                       E          O        O        O       O       X(10)           1         359
------------------------------------------------------------------------------------------------------------------------------------
      41     Hospital Patient Control                  E                   R        O               X(20)           1         369
             Number (PCN)
------------------------------------------------------------------------------------------------------------------------------------
      42     FILLER                                                                                 X(47)           1         389
------------------------------------------------------------------------------------------------------------------------------------
ERROR FLAG FORMAT (DSHS COMPLETES)
------------------------------------------------------------------------------------------------------------------------------------
      43     Error Flag 1 Enc, Type                                                                 X(1)            1         436
------------------------------------------------------------------------------------------------------------------------------------
      44     Error Flag 2 Enc. ID                                                                   X(1)            1         437
------------------------------------------------------------------------------------------------------------------------------------
      45     Error Flag 3 Line Item                                                                 X(1)            1         438
------------------------------------------------------------------------------------------------------------------------------------
      46     Error Flag 4 PIC                                                                       X(1)            1         439
------------------------------------------------------------------------------------------------------------------------------------
      47     Error Flag 5 Date of Birth                                                             X(1)            1         440
------------------------------------------------------------------------------------------------------------------------------------
      48     Error Flag 6 Plan #                                                                    X(1)            1         441
------------------------------------------------------------------------------------------------------------------------------------
      49     Err. Flg 7 Bill. Prov. Medicaid #                                                      X(1)            1         442
------------------------------------------------------------------------------------------------------------------------------------
      50     Err. Flg 8 Perf. Prov Medicaid #                                                       X(1)            1         443
------------------------------------------------------------------------------------------------------------------------------------
      51     Error Flag 9 DRG                                                                       X(1)            1         444
------------------------------------------------------------------------------------------------------------------------------------
      52     Err. Flag 10 Hosp. Admit Date                                                          X(1)            1         445
------------------------------------------------------------------------------------------------------------------------------------
      53     Err. Flg 11 Disch. Destination                                                         X(1)            1         446
------------------------------------------------------------------------------------------------------------------------------------
      54     Err. Flg 12 Line Billed Charge                                                         X(1)            1         447
------------------------------------------------------------------------------------------------------------------------------------
      55     Error Flag 13 Date of Service                                                          X(1)            1         448
------------------------------------------------------------------------------------------------------------------------------------
      56     Err. Flg 14 Hosp. Disch. Date                                                          X(1)            1         449
------------------------------------------------------------------------------------------------------------------------------------
      57     Error Flag 15 Place of Service                                                         X(1)            1         450
------------------------------------------------------------------------------------------------------------------------------------
      58     Error Flag 16 Principal Proc.                                                          X(1)            1         451
------------------------------------------------------------------------------------------------------------------------------------
      59     Error Flag 17-1 to 17-5: Other                                                         X(1)            5         452
             ICD.9.CM Procedures
------------------------------------------------------------------------------------------------------------------------------------
      60     Error Flag 18 Proc. Modifier                                                           X(1)            1         457
------------------------------------------------------------------------------------------------------------------------------------
      61     Error Flag 19 Principal Diag.                                                          X(1)            1         458
------------------------------------------------------------------------------------------------------------------------------------
      62     Error Flag 20-1 to 20-8                                                                X(1)            8         459
             Other Diagnoses
------------------------------------------------------------------------------------------------------------------------------------
      63     Error Flag 21 Revenue Code                                                             X(1)            1         467
------------------------------------------------------------------------------------------------------------------------------------
      64     Err. Flg 22 National Drug Code                                                         X(1)            1         468
------------------------------------------------------------------------------------------------------------------------------------
      65     Error Flag 23 Units of Service                                                         X(1)            1         469
------------------------------------------------------------------------------------------------------------------------------------
      66     Err. Flg 24 EPSDT Refer. Ind.                                                          X(1)            1         470
------------------------------------------------------------------------------------------------------------------------------------
      67     Filler hyphen-filled: Had been                                                         X(1)            1         471
             Err. Flg 25 Enc. Plan Rec. ID
------------------------------------------------------------------------------------------------------------------------------------
      68     Err. Flg 26 Newborn Birth Wt.                                                          X(1)            1         472
------------------------------------------------------------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

------------------------------------------------------------------------------------------------------------------------------------
      #      FIELD NAME                                LEVEL           ENCOUNTER TYPE                   PHYSICAL RECORD LAYOUT
                                                              ----------------------------------------------------------------------
                                                                J,L,       R        M       D       COBOL        OCCURS      START
                                                                 P                                 PICTURE                  POSITION
------------------------------------------------------------------------------------------------------------------------------------
      69     Error Flag 27 Prescription No.                                                         X(1)           1          473
------------------------------------------------------------------------------------------------------------------------------------
      70     Error Flag 28 Claim Status                                                             X(1)           1          474
------------------------------------------------------------------------------------------------------------------------------------
      71     Error Flag 29 Line Status                                                              X(1)           1          475
------------------------------------------------------------------------------------------------------------------------------------
      72     Err. Flg 30                                                                            X(1)           1          476
------------------------------------------------------------------------------------------------------------------------------------
      73     Err. Flg 31                                                                            X(1)           1          477
------------------------------------------------------------------------------------------------------------------------------------
      74     Err. Flg 32                                                                            X(1)           1          478
------------------------------------------------------------------------------------------------------------------------------------
      75     Error Flag 33                                                                          X(1)           1          479
------------------------------------------------------------------------------------------------------------------------------------
      76     Error Flag 38 Bill.Prov. Alt. ID                                                       X(1)           1          480
------------------------------------------------------------------------------------------------------------------------------------
      77     Error Flag 39 Perf.Prov. Alt. #                                                        X(1)           1          481
------------------------------------------------------------------------------------------------------------------------------------
      78     Error Flag 40                                                                          X(1)           1          482
------------------------------------------------------------------------------------------------------------------------------------
      79     Association Flag 41 Patient not                                                        X(1)           1          483
             eligible on date of service
------------------------------------------------------------------------------------------------------------------------------------
      80     Assn. Flg 42 Perf.Prov Medi. #                                                         X(1)           1          484
             is not active on date of service
------------------------------------------------------------------------------------------------------------------------------------
      81     Assn. Flg. 43 Invalid age for                                                          X(1)           1          485
             diagnosis
------------------------------------------------------------------------------------------------------------------------------------
      82     Assn Flg 44 Invalid sex x diag.                                                        X(1)           1          486
------------------------------------------------------------------------------------------------------------------------------------
      83     Assn Flg 45 Invalid age x proc.                                                        X(1)           1          487
------------------------------------------------------------------------------------------------------------------------------------
      84     Assn Flg 46 Invalid sex x proc.                                                        X(1)           1          488
------------------------------------------------------------------------------------------------------------------------------------
      85     Assn. Fl. 47 Invalid place x                                                           X(1)           1          489
             procedure
------------------------------------------------------------------------------------------------------------------------------------
      86     PIC Change Flag                                                                        X(1)           1          490
------------------------------------------------------------------------------------------------------------------------------------
      87     PCN Error Flag                                                                         X(1)           1          491
------------------------------------------------------------------------------------------------------------------------------------
      88     Prescription Days Supply                  L                                  R         9(3)           1          492
------------------------------------------------------------------------------------------------------------------------------------
      89     Err.Flg.Prescrip. Days Supply                                                          X(1)           1          495
------------------------------------------------------------------------------------------------------------------------------------
      90     Alternate Bill-Provider ID Type           E         O        O        O      O         X(1)           1          496
------------------------------------------------------------------------------------------------------------------------------------
      91     Alternate Perf-Attend-Presc               L         O        O        O      O         X(1)           1          497
             Provider ID Type
------------------------------------------------------------------------------------------------------------------------------------
      92     Err. Flg Alt-Bill Prov ID Type                                                         X(1)                      498
------------------------------------------------------------------------------------------------------------------------------------
      93     Err. Flg Alt-Perf-Attend-Presc                                                         X(1)           1          499
             ID Type
------------------------------------------------------------------------------------------------------------------------------------
      94     FILLER                                                                                 X(1)           1          500
------------------------------------------------------------------------------------------------------------------------------------

                      GENERAL DEFINITIONS AND DATA SOURCES

      ENCOUNTER:
      ----------
      o    One occurrence (e.g. an office visit); or
      o A period of examination or treatment (e.g. inpatient hospital stay or long term care facility) by a medical practitioner or medical facility.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

REPORT:
   1) Any SERVICE or PROCEDURE listed in the following:

      o AMA Physicians' Current Procedural Terminology (CPT). Use the edition concurrent with reporting period.
      o  Standard Edition International Classification of Diseases (ICD.9.CM)
      o  State-specific Codes.
      o Health Care Financing Administration Comprehensive Procedure Coding System (HCPCS).
      o  Dental ADA Procedure Codes.

         NOTE: All carrier and provider-specific ("in-house") codes must be converted to a corresponding code from one of the above listed sources.

   2) Any VALID Provider Identifiers are allowed in the following list:

      o Medicaid Provider Numbers with active status (as per the monthly provider list);
      o Federal Tax Identification numbers used by the billing provider for reporting to the U.S. Internal Revenue Service;
      o State License numbers assigned by the Washington State Department of Health assigns to providers certified, registered or licensed in accordance with Title 18 RCW or Chapter 70.127 RCW;
      o DEA Identifier numbers assigned by the U.S. Drug Enforcement Administration;
      o NABP (National Association of Boards of Pharmacy) ID numbers. The NABP has been purchased by the National Council for Prescription Drug Programs (NCPDP) that now assigns this number. Refer to the NCPDP website for further information www.ncpdp.org/provider.asp.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

--------------------------------------------------------------------------------
FIELD ID                   GENERAL FIELD DESCRIPTION
--------------------------------------------------------------------------------
   1 ENCOUNTER TYPE CODE Contractors are required to assign the services and codes to the associated encounter type specified on the attached Encounter Type Table. Enter a single character code to designate the type of encounter. Where EPSDT services are involved, encounters can have line item records with encounter type 'L' for EPSDT services and encounter type 'J' for non-EPSDT medical services.
               D - Drugs/Medications
               J - Medical Practitioner
               L - EPSDT
               M - Outpatient
               P - Medical Supplies/Equipment, Vision, Hearing, & Transportation R - Inpatient Hospital
--------------------------------------------------------------------------------
   2      ENCOUNTER IDENTIFICATION NUMBER
          A number assigned to each encounter and attached to each record in that encounter for the purpose of grouping records belonging to a single encounter. Number encounters sequentially in an encounter data file.
--------------------------------------------------------------------------------
   3 LINE ITEM NUMBER A number (e.g. 01, 02, 03 etc.) assigned sequentially to each instance/item separately reported in a single encounter.
--------------------------------------------------------------------------------
   4      PIC = PERSONAL IDENTIFICATION CODE
          Identifier assigned to each recipient approved for Medicaid. DSHS provides a list of Medicaid recipients enrolled with the plan to the Contractor on a monthly basis. The list includes each recipient's PIC. The PIC is to be reported in Field 4 in DATA format:
               o First 5 characters of last name (Blank-fill unused positions);
               o    Initial character of first name;
               o Initial character of middle name (If no middle initial, a hyphen is shown);
               o    Date of birth in YYMMDD format;
               o    A tiebreaker code (assigned by DSHS at time of enrollment).

          For NEWBORNS use mother's PIC only until newborn has own PIC and it is no more than 90 days after date of birth or:
               o    The family moves out of state;
               o The newborn is adopted, placed in foster care or dies before getting a PIC; or
               o The mother leaves the Contractor within 30 calendar days of the birth and the newborn never appears on the payment or enrollment listing for the Contractor.
--------------------------------------------------------------------------------
   5      DATE OF BIRTH
          Patient birth date formatted: MMDDYY. Use newborns birth date when using mother's PIC.
--------------------------------------------------------------------------------
   6      PLAN ID
          The Medicaid Provider Number assigned to the carrier designating the contract under which the member is enrolled (e.g. Healthy Options, Basic Health Plan Plus).
--------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

--------------------------------------------------------------------------------
FIELD ID                   GENERAL FIELD DESCRIPTION
--------------------------------------------------------------------------------
   7      BILLING PROVIDER ID - The Medicaid Provider Number assigned to the:
          o CLINIC or PROVIDER PRACTICE of the encounter's performing/attending provider.
          o CONTRACTOR, when it is the sole performing/attending provider's employer.
          o FACILITY reporting inpatient and outpatient services. (Encounter Types R and M).
          o    PHARMACY for the reporting of Drug encounters (Encounter Type D).
          o HOME HEALTH/HOSPICE AGENCY when independently operated (Encounter type M).
--------------------------------------------------------------------------------
   8 PERFORMING/ATTENDING OR PRESCRIBING PROVIDER ID A Medicaid Provider number assigned to:
          o The provider who renders the service for Medical Practitioner (Encounter Type J), EPSDT (Encounter Type L), Inpatient Hospital (Encounter Type R) and Outpatient Hospital (Encounter Type M ).

          o For prescribed services, prescriptions, and supplies use the Medicaid Provider Number of the 'prescribing' practitioner who writes the prescription. This applies to writers of orders for drug prescriptions (Pharmacy Encounter Type D), Medical Supplies or equipment (Encounter Type P), or Laboratory, Radiology, and other diagnostic services (within Encounter Type J).

          For Inpatient claims this field should identify the Attending Provider as described in instructions for UB-92 FL-82.
--------------------------------------------------------------------------------
   9      DRG CODE INPATIENT HOSPITAL (ENCOUNTER TYPE R) ONLY
          Diagnosis Related Group (DRG) Codes developed using All Patient DRG (AP-DRG) Grouper Version 14.1 from 3M/HIS. If this number is not available from the hospital reporting the encounter, the carrier will have to determine the appropriate DRG.
--------------------------------------------------------------------------------
   10     HOSPITAL ADMISSION DATE
          Format: MMDDYY Source: UB-92: FL-17, "Admission Date"
--------------------------------------------------------------------------------
   11 PATIENT DESTINATION ON DISCHARGE Applies only to Inpatient Hospital (Encounter Type 'R'). Location to where a patient was discharged.
          Code   Destination at discharge
            01  Home discharge
            02  Discharge/Transfer General Hospital
            03  Discharge/Transfer SNF
            04  Discharge/Transfer ICF
            05  Discharge/Transfer INST
            06  Discharge/Transfer Home
            07  Left against medical advice
            08  Home discharge with IV Therapy
            20  Death

          Source: UB-92: FL-22, "Patient Status"
--------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

--------------------------------------------------------------------------------
FIELD ID                   GENERAL FIELD DESCRIPTION
--------------------------------------------------------------------------------
   12 LINE BILLED CHARGES Applies to hospital (M and R) encounters only. Enter the line-billed charges for each Revenue Code reported on an inpatient hospital encounter and the line-billed charges for each Revenue Code and CPT or HCPCS Code reported on an outpatient hospital encounter. Source: UB-92: FL-47, Line charges associated with the service codes reported in the rows of the "Total Charges" column.
--------------------------------------------------------------------------------
   13     DATE OF SERVICE
          Format: MMDDYY Source: Hospital Inpatient upon discharge (Encounter Type R) & Outpatient (Encounter Type M) - Source: UB 92: FL-6, "Through" date; Pharmacy (Encounter Type D) -Source: Form 525-106:
          FL-9, "Fill Date"; Medical Practitioner, EPSDT, & Medical Equip, etc. (Encounter types J, L, & P) - Source: HCFA 1500 FL-24.
--------------------------------------------------------------------------------
   14     HOSPITAL DISCHARGE DATE
          Format: MMDDYY Source: UB 92: FL-6, "Through."
--------------------------------------------------------------------------------
   15     PLACE OF SERVICE CODES
          Note: These codes are different from Medicare Place-of-Service codes.
               Code   Place of Service
               ----   --------------------------------------
                1        Hospital, Inpatient
                2        Hospital, Outpatient
                3        Office or ambulatory surgery center
                4        Client's residence
                5        Emergency room
                6        Congregate care facility
                8     Skilled nursing facility
                9     Other
--------------------------------------------------------------------------------
   16 PRIMARY PROCEDURE CODE Includes Primary ICD.9.CM Procedure Code if applicable:
          o Medical Practitioner (Encounter Type J), EPSDT (Encounter Type L) and Medical Supplies (Encounter Type P) CPT, HCPCS procedure codes. Source: HCFA-1500: FL-24D, "CPT/HCPCS".
          o Dental ADA Procedure Codes. Source: Form 525-108: FL-15G, "Procedure Number"
          o    Hospital, Inpatient (Encounter Type R) ICD.9.CM Procedure Codes.
               Source: UB-92: FL-80, "Principal Procedure Code"
          o Hospital, Outpatient (Encounter Type M) CPT or HCPCS Procedure Codes and/or ICD.9.CM Procedure Codes. Source: UB-92: FL-44, "HCPCS/Rates" FL-80, "Principal Procedure Code". (Hyphen-fill FL-16 if reporting a Revenue Code and there is no CPT or HCPCS code to report.
          o If Revenue Code F21 is reported on an Outpatient Hospital encounter record (Encounter Type M) DO NOT report a CPT or HCPCS or ICD.9.CM procedure in FL 16 for the same record. (8-fill FL 21 if reporting a procedure code and not reporting Revenue Code.)
--------------------------------------------------------------------------------
   17 OTHER ICD.9.CM PROCEDURE CODES (up to 5) Hospital, Inpatient (Encounter Type R) and Outpatient (Encounter Type M) Source: UB-92:
          FL-81A-E, "Other Procedure Codes". These should be repeated on each line of an inpatient encounter.
--------------------------------------------------------------------------------
   18 PROCEDURE CODE MODIFIER Applicable to all encounters, excluding Inpatient Hospital.
--------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

--------------------------------------------------------------------------------
FIELD ID                   GENERAL FIELD DESCRIPTION
--------------------------------------------------------------------------------
          Medical Practitioner (Encounter Type J), EPSDT (Encounter Type L), Outpatient Hospital (Encounter Type M) when using CPT or HCPCS procedure codes, and Medical Supplies (Encounter Type P). Source:
          HCFA-1500: FL-24D, "Modifier".
          Dental Source: Form 525-108: FL-15H, "Mod".
--------------------------------------------------------------------------------
   19     PRINCIPAL DIAGNOSIS CODE
          o    Only ICD.9.CM diagnosis codes are allowed.
          o Coding must be explicit using the maximum number of digits appropriate AND including the decimal point where applicable.

          Medical Practitioner (Encounter Type J), EPSDT (Encounter Type L) and Medical Supplies (Encounter Type P) Source: HCFA-1500: FL-24E, "Diagnosis Code";
          Dental: Source: 525-108: FL-5, "Dental Diagnosis Code";
          Hospital, Inpatient (Encounter Type R) and Outpatient (Encounter Type
          M) Source: UB- 92: FL-67, "Principal Diagnosis Code".
--------------------------------------------------------------------------------
   20 OTHER DIAGNOSIS CODES (up to 8) Applicable to hospital encounters only Hospital, Inpatient (Encounter Type R) and Outpatient (Encounter Type
          M) Source: UB- 92: FL-68-75, "Other Diagnosis Codes". Hyphen-fill unused diagnosis fields (See example-Generic Field Specifications).
--------------------------------------------------------------------------------
   21     REVENUE CODE Applicable to hospital encounters only.
          For Outpatient: Either a Revenue Code or a Procedure Code is required for each line item, but NOT BOTH. For Hospital Inpatient, Revenue Code is required. Hospital Inpatient (Encounter Type R) and Outpatient (Encounter Type M) Source: UB-92: FL-42. (8-fill when using a Procedure Code in FL 16.)
--------------------------------------------------------------------------------
   22 NATIONAL DRUG CODE (NDC) Applicable to Pharmacy (Encounter Type D) only Enter eleven-digit NDC number without hyphens/spaces. Source:
          Form 525-106: Field "National Drug Code". Include NDCs for over-the-counter medications. Use the Food and Drug Administration's (FDA's) website to verify federally covered Medicaid NDCs: http://www.fda.gov/cder/.
--------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

--------------------------------------------------------------------------------
FIELD ID                   GENERAL FIELD DESCRIPTION
--------------------------------------------------------------------------------
   23     UNITS OF SERVICE
          o    A quantitative measure of services provided.
          o    Hospital Inpatient (Encounter Type R) Revenue Codes 100 - 210
               Accommodations: number of days. Source: UB-92: FL-46, "Units of Service"
          o    Hospital Outpatient (M type) Revenue Code 45X Emergency Room:
               number of visits. Source: UB-92: FL-46, "Units of Service"
          o    Pharmacy (Encounter Type D) Source: Form 525-106: Field "Quantity
               - Filled"
          o Medical Practitioner (J type), EPSDT (L type) and Medical Supplies (Encounter Type P). Source: HCFA-1500: FL-24G, "Days or Units"
          o    Dental - Source: Form 525-108: FL-15F, "Units"
--------------------------------------------------------------------------------
   24 EPSDT REFERRAL INDICATOR [EPSDT = Early and Periodic Screening Diagnosis and Treatment] Applicable to EPSDT encounters only (Encounter Type L or Type J when an encounter involves both L and J types of services). A two-digit code that indicates that a patient was or was not referred for treatment as the result of the EPSDT visit:
               YR - yes, referred
               NR - no, not referred

          If a plan cannot obtain the referral indicator, then leave this field blank. Although this will result in an error during the MAA edit, the plan is required to report the encounter. Errors due to blank fills will be tracked separately.
          Source: HCFA-1500: FL-24D: "Modifier".
--------------------------------------------------------------------------------
   25 PLAN RECORD ID CODE (EPRI) - A plan-assigned code that uniquely identifies the encounter in the submitted encounter data and in the plan's internal database. The EPRI is Optional for the Year 2003.
--------------------------------------------------------------------------------
   26 NEWBORN BIRTH WEIGHT Hospital encounters for newborns must include the Birth Weight in grams. Hospital, Inpatient (R type) and Outpatient (M type) Source: UB-92: is given in the "Value Amount column of FL-39-41 a-d where the Value Code ="80" (in grams).
--------------------------------------------------------------------------------
   27 PRESCRIPTION NUMBER Applicable to Pharmacy (D type) encounters only. A seven-character code assigned in sequence to regular prescriptions filled by the pharmacy. Contractors may use the original prescription number for refills or assign a new number. Source: Form 525-106: Field "Prescription Number".
--------------------------------------------------------------------------------
   28 CLAIM STATUS Indicates whether all services of the submitted encounter were denied or one or more services were paid/accepted.
               N = Paid or Accepted (e.g. for services provided on a capitation basis). If an inpatient claim is paid on a DRG basis, then use Claim Status N.
               P = Denied (Includes only finalized claims where disposition is a denial).
--------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

--------------------------------------------------------------------------------
FIELD ID                   GENERAL FIELD DESCRIPTION
--------------------------------------------------------------------------------
   29 LINE STATUS Indicates whether or not payment for an individual service was denied or paid/accepted. For inpatient encounters that are paid or denied based on DRG code, code all lines of the encounter as "N" = paid/accepted, unless claim was denied ("P" = Denied).
               N = Paid/Accepted (e.g. for services provided on a capitation basis).
               P = Denied
--------------------------------------------------------------------------------
 30-33 PATIENT FIRST NAME, MIDDLE INITIAL, LAST NAME and SSN. If there is no middle initial or it is unknown, insert a "-" in Field 31.
--------------------------------------------------------------------------------
 34-37 SUBSCRIBER FIRST NAME, LAST NAME, SSN and BIRTH DATE (optional). The Subscriber is the head of household in which the patient resides and/or a guardian (for patients who are dependents). Patient and Subscriber can be the same. Information may be used for PIC match.
--------------------------------------------------------------------------------
   38 ALTERNATE BILLING PROVIDER ID is required if the billing provider does not have a valid Medicaid Provider Number. Medicaid Provider Numbers may be used in combination with any of the following Alternate Billing provider Identifiers: Federal Tax Identifier, or NABP Identifier.
--------------------------------------------------------------------------------
   39 ALTERNATE PERFORMING/ATTENDING OR PRESCRIBING PROVIDER ID is required if the performing/attending or prescribing provider does not have a valid Medicaid Provider Number. Medicaid Provider Numbers may be used in combination with any of the following Alternate Performing/Attending or Prescribing provider Identifiers: State License Number, or DEA Identifier.

          When service is given out-of-state, report the license number issued by the associated state. See Field #8 for determining when to report the performing/attending or prescribing provider.
--------------------------------------------------------------------------------
   40 ENCOUNTER DATA PROCESSOR TAX ID Optional field to assist Contractor in tracking encounter records to their processors.
--------------------------------------------------------------------------------
   41 HOSPTIAL PATIENT CONTROL NUMBER (PCN) Applicable to hospital claims (Encounter Type R - required and M - optional). Patient's unique alphanumeric number assigned by the provider to facilitate retrieval of individual case record. CHARS reporting requires that hospitals make the PCN unique. An encounter record PCN must match the PCN reported in the associated claims reported to CHARS. For services given out-of-state, the PCN number assigned by the hospital should be reported.

          For hospitals that use patient-based PCNs on their UB92 claims, Contractors should replicate the numbering scheme used by those hospitals to make their PCN unique and transaction based for their CHARS submissions. For example, if a hospital makes a patient-based PCN unique by adding the admit date, the Contractor can do the same for that encounter record.

          Source: UB92 Manual Form Locator 3 and the CHARS Procedure Manual for Submitting Discharge Data, UB92 Data Elements, page 11.
--------------------------------------------------------------------------------
   42     FILLER
--------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

--------------------------------------------------------------------------------
FIELD ID                   GENERAL FIELD DESCRIPTION
--------------------------------------------------------------------------------
 43-78    ERROR FLAGS - Position #'s 436-482 Codes:
          '1' = field value did not pass edits
          ' ' (blank) = field value did pass edits
          '-' = no edit required

          Codes unique to specific error flag fields:
               Error Flag Field 21 - Revenue Codes:
          o    Code '-' = no edit required.
          o    Code '1' = required revenue code is not valid or is blank.
          o    Code ' ' (blank) = required revenue code is valid.
          o    Code 'M' = required revenue code is modified.
          o    Code 'C' = modified value is valid.
               Error Flag Field 12 - Lined Billed Charges:
          o    Code 'Z' - field 12 = zeros
          o    Code 'U - field 12 = all 9's (i.e. 9999999.99)
          o    Code 'I' - field 12 = all 8's (i.e. 8888888.88)
          o    Code 'N' - field 12 = 099999999 (i.e. 0999999.99)
          o    Code 'E' - field 12 = 088888888 (i.e. 0888888.88)
          o    Code 'G' - field 12 = any other non-numeric or low values
--------------------------------------------------------------------------------
          The following edits are used to validate data in the specified fields (Position #s 483-489)
--------------------------------------------------------------------------------
   79     ASSOCIATION FLAG 41 Recipient not eligible for date of service
--------------------------------------------------------------------------------
   80     ASSOCIATION FLAG 42 Performing provider not active for date of service
--------------------------------------------------------------------------------
   81     ASSOCIATION FLAG 43 Invalid recipient age for diagnosis
--------------------------------------------------------------------------------
   82     ASSOCIATION FLAG 44 Invalid recipient sex for diagnosis
--------------------------------------------------------------------------------
   83     ASSOCIATION FLAG 45 Invalid recipient age for procedure
--------------------------------------------------------------------------------
   84     ASSOCIATION FLAG 46 Invalid recipient sex for procedure
--------------------------------------------------------------------------------
   85     ASSOCIATION FLAG 47 Invalid place of service for procedure
--------------------------------------------------------------------------------
   86 PIC-CHANGE-FLAG [PIC = Patient Identification Code] Completed by DSHS. When the PIC submitted in Field 4 is invalid and a valid PIC is found by DSHS by any of the following:
               o    Name (Fields 31, 32 & 33) and Date of Birth (Field 5);
               o    Name and Social Security Number (Field 34); or
               o    Social Security Number and Date of Birth;

               The matched PIC will replace the invalid PIC in Field 4 for use in all subsequent processing of the encounter record. One of the following codes will appear in Field 86:
               o    C = PIC corrected;
               o    V = original (submitted) PIC is valid;
               o    I = invalid PIC submitted and no valid PIC identified
                        through match process.
--------------------------------------------------------------------------------
   87     PCN ERROR FLAG (For explanation codes see for Field ID numbers 43-78 above.)
--------------------------------------------------------------------------------
   88     PRESCRIPTION DAYS SUPPLY: Number of days prescription is to cover.
          Source: Pharmacy Form 525-106: Field "Est. Days' Supply".
--------------------------------------------------------------------------------
   89     ERROR FLAG PRESCRIPTION DAYS SUPPLY: Same codes as for fields 43-78.
--------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-1

--------------------------------------------------------------------------------
FIELD ID                   GENERAL FIELD DESCRIPTION
--------------------------------------------------------------------------------
   90 ALTERNATE BILLING PROVIDER ID: required if no valid Medicaid Provider Number is reported - Hyphen-fill if no Alternate Identifier is reported and a Medicaid Provider Number is reported:

          o United States Federal Tax Identifier. Leave Field 90 blank if alternate Tax Identifier is reported. No error will be generated.

          o N = National Association of Boards of Pharmacy Identifier, recently purchased by the National Council for Prescription Drug Programs (NCPDP) and also known as the NCPDP Identifier.
--------------------------------------------------------------------------------
   91 ALTERNATE PERFORMING/ATTENDING OR PRESCRIBING PROVIDER ID: REQUIRED IF NO VALID MEDICAID ID IS REPORTED
          Hyphen-fill if no Alternate Identifier is reported and a Medicaid Provider Number is reported:

               o Washington State Professional License Number. If the service is given out-of-state then the performing/attending or prescribing license number refers to the license number issued by the state in which the provider is licensed. Leave Field 91 blank if an alternate State License Identifier is reported. No error will be generated.

               o    D = U.S. Drug Enforcement Agency issued DEA Identifier.
--------------------------------------------------------------------------------
   92     ERROR FLAG ALT-BILLING PROVIDER ID (FIELD 90)
--------------------------------------------------------------------------------
   93     ERROR FLAG ALTERNATE PERF/ATTEND OR PRESCR. PROVIDER (FIELD 91)
--------------------------------------------------------------------------------

                                                   2003 Healthy Options Contract
                                                   Exhibit C-1

                              ENCOUNTER TYPE TABLE

Contractors are required to assign at least the services and codes specified below to the associated encounter types. Consult the 2003 HO/SCHIP contract for the Schedule of Benefits and the MAA Billing Instructions for further information on code and service encounter type designations (MAA Billing Instructions take precedence over the listing below).

------------------------------------------------------------------------------------------------------------------------------------
                                            TYPES OF SERVICES                         TYPICAL CPT-4 AND HCPCS CODES
E-TYPE        DESCRIPTION OF         FOR A COMPLETE LISTING SEE 2003    SEE MAA BILLING INSTRUCTIONS FOR COMPLETE LISTING OF CODES
 CODE         ENCOUNTER TYPE          CONTRACT SCHEDULE OF BENEFITS                  ASSOCIATED WITH COVERED SERVICE
------------------------------------------------------------------------------------------------------------------------------------
  D       DRUGS & MEDICATIONS       Includes only drugs and                                        N/A
          Prescriptions ordered     medications dispensed by a
          by the                    pharmacy. Does not include
          performing/attending      those provided during a J, M, or
          or prescribing            R encounter.
          physician. Includes
          dispensing fee.
------------------------------------------------------------------------------------------------------------------------------------
  J       Medical Practitioner      Surgery, including pre-and post-    10040-36410, 36420-55899, 56300-58301, 58340-58960,
          Services Professional     surgical encounters with the        58999, 59525, 60000-69020, 69100-69979, 69990, 92980-
          charges only or the       surgeon and assistant surgeon.      92998, 93501-93536, 93561-93572, A6020-A6406, G0051-
          combined professional     Includes oral surgery services      G0053
          and technical charges
          for the following         Anesthesia                          00100-01999, 99100-99142 or 10040-36410, 36420-55899,
          medical services                                              56300-58301, 58340-58960, 58999, 59525, 60000-69020,
          provided in inpatient,    * MAA FFS: 00100-01999 are          69100-69979, 69990, 92980-92998, 93501-93536, 93561-
          outpatient, and office    billed with surgery procedure +     93572 with anesthesia modifier
          settings.                 modifier

                                    Maternity                           59400-59430, 59610-59614, 59899, 59510-59515, 59618-
                                                                        59622, 59899, 59000-59350, 59812-59871 (excluding
                                                                        59840, 59841, 59850 through 59852 and 59855 through
                                                                        59857)
------------------------------------------------------------------------------------------------------------------------------------

                                                   2003 Healthy Options Contract
                                                   Exhibit C-1

------------------------------------------------------------------------------------------------------------------------------------
                                            TYPES OF SERVICES                          TYPICAL CPT-4 AND HCPCS CODES
E-TYPE        DESCRIPTION OF         FOR A COMPLETE LISTING SEE 2003     SEE MAA BILLING INSTRUCTIONS FOR COMPLETE LISTING OF CODES
 CODE         ENCOUNTER TYPE          CONTRACT SCHEDULE OF BENEFITS                   ASSOCIATED WITH COVERED SERVICE
------------------------------------------------------------------------------------------------------------------------------------
  J       MEDICAL PRACTITIONER      Visits, consults and urgent care    99175-99195, 99221-99239, 99356-99357, 99431, 99433-99440;
          SERVICES (continued)                                          99201-99215, 99241-99275, 99201-99215, 99321-99355,
                                                                        99361-99380, 99385 (for persons age 21-39), 99386-99387,
          "J" and "L" encounter                                         99395 (for persons age 21-39), 99499
          types may occur on        Critical care                       99291-99316, 99217-99220, 99281-99288
          different records for
          the same encounter.
                                    Physical Medicine &                 97001-97799, 98925-98929; H5300, Q0082, Q0086,
                                    Rehabilitation                      Q0103-Q0110

                                    Cardiovascular                      92950-92979, 93000-93350, 93539-93556, 93600-93799;
                                                                        G0004-G0007, G0015-G0016, M0300-M0302

                                    Immunizations                       90471-90472, 90476-90749; G0008-G0010, J1670

                                    Mental Health                       90816-90829

                                    Newborn care                        99431-99436,99440

                                    Vision & Hearing/                   92002-92015, 92310, 92314 92506-92510, 92551-92599;
                                    Speech Exams                        V5008-V5010, V5362-V5364

                                    Physical Exams                      99386, 99387, 99396, 99397, 99401-99429

                                    Pathology                           80049-89399; G0058-G0060, P2028-P9615, Q0068, Q0091,
                                                                        Q0111-Q0115

                                    Radiology                           70010-79999; A4647-A4649, A9500-A9600, G0030-G0050, Q0035,
                                                                        Q0092, R0070-R0076

                                    Therapeutic injections              90281-90399, 90780-90799, J0120-J1650, J1690-J7310, Q0081,
                                                                        Q9920-Q9940

                                    Allergy testing & Immunotherapy     95004-95078, 95115-95199
------------------------------------------------------------------------------------------------------------------------------------

                                                   2003 Healthy Options Contract
                                                   Exhibit C-1

------------------------------------------------------------------------------------------------------------------------------------
                                           TYPES OF SERVICES                          TYPICAL CPT-4 AND HCPCS CODES
E-TYPE        DESCRIPTION OF        FOR A COMPLETE LISTING SEE 2003      SEE MAA BILLING INSTRUCTIONS FOR COMPLETE LISTING OF CODES
 CODE         ENCOUNTER TYPE         CONTRACT SCHEDULE OF BENEFITS                   ASSOCIATED WITH COVERED SERVICE
------------------------------------------------------------------------------------------------------------------------------------
  J       MEDICAL PRACTITIONER      Miscellaneous medical services      36415, 90901, 90911, 90918-90999, A4650-A4927, 91000-91299,
          SERVICES (continued)      such as Venipuncture,               92018-92287 92311-92313 92315-92317 92330, 92335
                                    Biofeedback, Dialysis,              92352-92358 92371 92393-92499, 92502-92504 92511-92526,
                                    Gastroenterology, Ophthalmology,    92531-92548, 93875-93990, 94010-94799, 95805-95999,
                                    Otorhinolaryngology, Vestibular     95805-95999, 96400-96549, J8530-J9999, 96900-96999,
                                    Function Tests, Non-Invasive        99000-99070 99199, 99360, G0001-G0002 G0025-G0027
                                    Vascular Diagnostic Studies,        G0062-G0063 Q0083-Q0085 M0075-M0076 M0010 M0101
                                    Pulmonology, Neurology, Central
                                    Nervous System Tests,
                                    Chemotherapy, Dermatology, or
                                    Podiatry.
------------------------------------------------------------------------------------------------------------------------------------
  L       EPSDT                     Well Baby/Well Child Exams          99381-99384, 99385 (for ages 18-20), 99391-99394, and 99395
          All covered services                                          (for ages 18-20)
          for children age 0 - 20
          "J" and "L" encounter     Immunizations                       90471-90472, 90476-90749; G0008-G0010, J1670
          types may occur on
          different records for     Interperiodic well child visit      0203M, 0252M
          the same encounter.
                                    Chiropractic: Visits,               98940-98943, A2000
                                    manipulations and radiology
                                    services provided in the
                                    chiropractor's office.
------------------------------------------------------------------------------------------------------------------------------------
  M       OUTPATIENT facility charges for the technical         Emergency & Urgent Care; Maternity: delivery, non-delivery
          components and services performed by full-time        (miscarriages, therapeutic abortions, ultrasound, amniocentesis),
          staff of a hospital outpatient, freestanding          & well newborn care; Outpatient Surgery including oral surgery,
          facility, ambulatory surgical center, FQHC or RHC,    Anesthesia, Radiology & Pathology; Pharmacy and Blood;
          kidney dialysis center, mobile radiology unit, or     Cardiovascular tests such as EKG and stress tests; Physical therapy,
          birthing center for the following types of medical    occupational therapy, and speech therapy; Home health; Hospice;
          services.  Does not include professional charges      Chemotherapy; Diagnostic services
          that are billed separately
------------------------------------------------------------------------------------------------------------------------------------

                                                   2003 Healthy Options Contract
                                                   Exhibit C-1

------------------------------------------------------------------------------------------------------------------------------------
                                           TYPES OF SERVICES                          TYPICAL CPT-4 AND HCPCS CODES
E-TYPE        DESCRIPTION OF        FOR A COMPLETE LISTING SEE 2003      SEE MAA BILLING INSTRUCTIONS FOR COMPLETE LISTING OF CODES
 CODE         ENCOUNTER TYPE         CONTRACT SCHEDULE OF BENEFITS                   ASSOCIATED WITH COVERED SERVICE
------------------------------------------------------------------------------------------------------------------------------------
  P       MEDICAL SUPPLIES,         Braces (orthotics), canes,          A4206-A4646, A5051-A5149, A5500-A5507,
          APPLIANCES, EQUIPMENT,    crutches, glucoscan, glucometer,    B4034-B9999, E0100-E1830, K0001-K0116,
          VISION, HEARING AIDS,     intermittent positive pressure      K0137-K0439, K0452, L0100-L4398, V2600-
          AND TRANSPORTATION:       machines, rib belt for treatment    V2615, V5336 K0440-K0451, L5000-L8690,
          Includes only those       of an accident or illness,          V2623-V2632; 92325-92326, 92340-92342, 92370,
          dispensed by a medical    walker, wheel chairs, etc;          92390-92392; V2020-V2599, V2700-V2799;
          supplier. Does not        artificial parts that replace a     A0021-A0999, A6020-A6406
          include those provided    missing body part or improve a
          during a J, M, or R       body function (i.e., artificial
          encounter.                limb, heart valve, medically
                                    necessary reconstruction);
                                    glasses or contacts; and
                                    ambulance.
------------------------------------------------------------------------------------------------------------------------------------
  R       INPATIENT HOSPITAL: Inpatient room and board and ancillary    Medical & Surgical Confinement
          services in short-term community hospitals. Ancillary         Surgery, Emergency & Urgent Care; Skilled Nursing
          services include use of surgical and intensive care           Facility; Maternity: delivery, complications of
          facilities, inpatient nursing care, pathology and             pregnancy, non-delivery (includes miscarriages
          radiology procedures, drugs and supplies. Facility charges    & therapeutic abortion), & well newborn care;
          for technical components and services performed by            Surgery, Anesthesia, Radiology & Pathology;
          full-time staff of a hospital on an inpatient basis. Does     Pharmacy and Blood; Chemotherapy; Diagnostic
          not include professional charges unless performed by full-    services
          time staff of the facility and not billed separately.
------------------------------------------------------------------------------------------------------------------------------------

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-2 (a)

                                 EXHIBIT C-2(a)
                        2003 IPND REPORTING REQUIREMENTS
                 BASIC HEALTH PLAN (BHP), HEALTHY OPTIONS (HO),
                     PUBLIC EMPLOYEES BENEFIT BOARD (PEBB),
                AND CHILDREN'S HEALTH INSURANCE PROGRAM (SCHIP)

 Note: Validate the field type and maximum size, values bolded, and whether the field is required or not, for each Provider Type.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             PROVIDER TYPES
                                                                                                             (SEE FOOTNOTES)   EDIT
                                                                                                             ----------------
                  FIELD NAME       FIELD TYPE  SIZE                    DEFINITION                            PRAC  HOSP  PHA
------------------------------------------------------------------------------------------------------------------------------------
  Carrier        Program Type         Numeric     1  The program supported by the Practitioner,               X     X     X     TR
   Area                                              hospital or pharmacy at this location. HO = 1,
                                                     BHP = 2, PEBB = 4, CHIP= 8. A separate record
                                                     must be submitted for each program type.
------------------------------------------------------------------------------------------------------------------------------------
               InternalProviderID      Text      15  The internal identification number by which the          A     A     A     ERR
                                                     Carrier refers to the Health Care Provider. Required
                                                     for PEBB PCPs, using ProviderClinic code (used for
                                                     enrollment purposes).
------------------------------------------------------------------------------------------------------------------------------------
                Credential Date        Date      10  The date the Carrier last credentialed the               A                 ERR
                                                     Practitioner. Must be in correct format: MM/DD/YYYY,
                                                     a valid date, and not a date in the future.
------------------------------------------------------------------------------------------------------------------------------------
                   Obstetric          Yes/No      1  Does the Practitioner offer Obstetric services,          X
                                                     including birthing?
------------------------------------------------------------------------------------------------------------------------------------
                      PSB              Text       1  A single upper-case character indicating: P =            X                 TR
                                                     Primary Care Provider, S = Specialist, B = Both.
------------------------------------------------------------------------------------------------------------------------------------
               AcceptNewPatients      Yes/No      1  Does the Practitioner currently accept new               X
                                                     enrollees?
------------------------------------------------------------------------------------------------------------------------------------
                     Limits            Text      50  The practice limitations the Practitioner places         *X
                                                     on his/her services (e.g., age 0-19, 2 days a
                                                     week). *Required only if the carrier is aware of
                                                     practice limitations.
------------------------------------------------------------------------------------------------------------------------------------
                AfterHoursPhone        Text      23  Telephone number of the business (not a specific         X      A    A     ERR
                                                     Practitioner) for after normal business hours.
                                                     Format: (nnn) nnn-nnnn ext. nnnnn. (Telephone
                                                     extensions are optional)
------------------------------------------------------------------------------------------------------------------------------------
                SpecialtyPrimary       Text      50  The full name or approved abbreviation of the            X                 TR
                                                     specialty offered by the Practitioner under the
                                                     current contract. (see tblSpecialtyType for
                                                     approved specialties and their abbreviations)
------------------------------------------------------------------------------------------------------------------------------------
               SpecialtySecondary      Text      50  The full name or approved abbreviation of the            A
                                                     specialty offered by the Practitioner under the
                                                     current contract. Can be multiple if active. (see
                                                     tblSpecialtyType for approved specialties and their
                                                     abbreviations)
------------------------------------------------------------------------------------------------------------------------------------

X     =   Required Field
*X    =   Required only if carrier is aware of this information
A     =   Required if applicable
Blank =   Optional

TR    =   Total Reject (don't work record)
ERR   =   Error (blank the field in error but still work the record)

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-2 (a)

 Note: Validate the field type and maximum size, values bolded, and whether the field is required or not, for each Provider Type.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             PROVIDER TYPES
                                                                                                             (SEE FOOTNOTES)   EDIT
                                                                                                             ----------------
                  FIELD NAME       FIELD TYPE  SIZE                    DEFINITION                            PRACT HOSP  PHAR
------------------------------------------------------------------------------------------------------------------------------------
                    Start              Date     10   The effective date the Practitioner, Hospital or
                                                     Pharmacy entered/will enter into a contract with the     X     X     X     TR
                                                     carrier to administer health care for each place of
                                                     business for each program: HO, BHP or PEBB. Must be
                                                     in correct format: MM/DD/YYYY and a valid date.
------------------------------------------------------------------------------------------------------------------------------------
                     End               Date     10   The date the Practitioner, Hospital or Pharmacy          *X    *X    *X    TR
                                                     ended/will end their contract to administer health
                                                     care for each place of business for each program:
                                                     HO, BHP or PEBB. If there is not a known contract
                                                     end date, field can be left blank. Must be in
                                                     correct format: MM/DD/YYYY and a valid date
------------------------------------------------------------------------------------------------------------------------------------
                 RestrictedMSO         Text     35   If the provider is a member of a group that delivers     *X
                                                     services through a sub-capitated (risk-based)
                                                     arrangement and does not permit enrollees to use
                                                     providers outside of that group for routine primary
                                                     and referral care, list the name of that provider
                                                     group. *If the provider is not a member of such a
                                                     group, leave blank.
------------------------------------------------------------------------------------------------------------------------------------
                   Language            Text     30   Language(s), other than English, in which the            *X
                                                     Practitioner is fluent. This does not include all
                                                     languages that may be available at the Health Care
                                                     Provider's place of business. (see tblLanguage for
                                                     approved abbreviations).
------------------------------------------------------------------------------------------------------------------------------------
                   Capacity           Numeric    4   The maximum number of clients the Primary Care
                                                     Provider can manage under the current contract for
                                                     each program, listed separately. (Applies to provider
                                                     Type 1 records only)
------------------------------------------------------------------------------------------------------------------------------------
 Provider          LastName            Text     25   The last name, family name or surname of the             X                 TR
   Area                                              Practitioner and any suffix that applies
                                                     (i.e. Sr., Jr., etc.)
------------------------------------------------------------------------------------------------------------------------------------
                   FirstName           Text     15   The first or given name of the Practitioner.             X                 TR
------------------------------------------------------------------------------------------------------------------------------------
                  MiddleName           Text     15   The middle name(s) or initial(s) of the Practitioner.    A
------------------------------------------------------------------------------------------------------------------------------------
                  ProfDegree           Text     10   The professional title of the Practitioner. This         X                 TR
                                                     title may refer to a graduate title received from a
                                                     college or university, or may refer to the title on
                                                     the professional license (e.g. MD, DO, ARNP, PA, LM,
                                                     CNM). Can be multiple if active.
------------------------------------------------------------------------------------------------------------------------------------
                     DOB               Date     10   The date of birth of the Practitioner, for internal      X                 ERR
                                                     data management purposes, not public distribution.
                                                     Must be in correct format: MM/DD/YYYY, a valid date,
                                                     not be a date in the future, and be a minimum age of
                                                     16 years old.
------------------------------------------------------------------------------------------------------------------------------------
                    Gender             Text      1   The gender of the Practitioner (M or F).                 A                 ERR
------------------------------------------------------------------------------------------------------------------------------------
               PractitionersNPI        Text     10   The Practitioner's National Provider Identification      A
                                                     number. As the NPI numbers are assigned, the carrier
                                                     must report the identification number. Not currently
                                                     required.
------------------------------------------------------------------------------------------------------------------------------------

X     =   Required Field
*X    =   Required only if carrier is aware of this information
A     =   Required if applicable
Blank =   Optional

TR    =   Total Reject (don't work record)
ERR   =   Error (blank the field in error but still work the record)

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-2 (a)

 Note: Validate the field type and maximum size, values bolded, and whether the field is required or not, for each Provider Type.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             PROVIDER TYPES
                                                                                                             (SEE FOOTNOTES)   EDIT
                                                                                                             ----------------
                  FIELD NAME        FIELD TYPE  SIZE                    DEFINITION                           PRACT HOSP  PHAR
------------------------------------------------------------------------------------------------------------------------------------
                LicensePrimary         Text     10   State-issued professional license number. Submitted      X                 TR
                                                     in complete format and match the following patterns.
                                                     For WAshington = [A-Z][A-Z]######## (ie MD12345678)
                                                     For ORegon MD's: [A-Z][A-Z]#### (ieMD1234)
                                                     For Oregon RN's: ####### (ie 1234567)
                                                     For IDaho MD's: M-#### (ie M-1234)
                                                     For IDaho PA's: PA-### (ie RPA-123)
                                                     For IDaho RN's: ##### (ie N-12345)
------------------------------------------------------------------------------------------------------------------------------------
             LicensingStatePrimary     Text      2   The two-character upper case Postal Service              X                 TR
                                                     abbreviation TR of the state issuing the
                                                     professional license.
------------------------------------------------------------------------------------------------------------------------------------
               LicenseSecondary        Text     10   State-issued professional license number. Submitted      A                 ERR
                                                     in complete format and match the following patterns.
                                                     For Washington = [A-Z][A-Z]######## (ie MD12345678)
                                                     For Oregon MD's: [A-Z][A-Z]#### (ieMD1234)
                                                     For Oregon RN's: ####### (ie 1234567)
                                                     For IDaho MD's: M-#### (ie M-1234)
                                                     For IDaho PA's: PA-### (ie RPA-123)
                                                     For IDaho RN's: N-##### (ie N-12345)
------------------------------------------------------------------------------------------------------------------------------------
            LicensingStateSecondary    Text      2   The two-character upper case Postal Service              A                 ERR
                                                     abbreviation of the state issuing the
                                                     professional license.
------------------------------------------------------------------------------------------------------------------------------------
Business         ProviderType          Numeric   1   Defines the type of provider services offered by         X     X     X     TR
 Area                                                the business:  1 = Practitioner, 2 = Hospital,
                                                     3 = Pharmacy.
------------------------------------------------------------------------------------------------------------------------------------
                 BusinessName          Text     65   Name of Clinic, Office, Hospital or Pharmacy, as the     X     X     X     TR
                                                     public knows it. If a practitioner is located at
                                                     more than one place of business, a separate record
                                                     must be submitted for each address. The Business
                                                     Name may be the Practitioner's name.
------------------------------------------------------------------------------------------------------------------------------------
                StreetAddress1         Text     36   The address of the physical location of the Clinic,      X     X     X     TR
                                                     Office, Hospital or Pharmacy. May not contain Post
                                                     Office Box numbers or separate billing address. If a
                                                     practitioner is located at more than one place of
                                                     business, a separate record must be submitted for
                                                     each address. No suite #s permitted, Use USPS Listing
------------------------------------------------------------------------------------------------------------------------------------
                StreetAddress2         Text     36   Overflow address line only if required. Not a            A     A     A
                                                     different address location. No suite #s permitted.
------------------------------------------------------------------------------------------------------------------------------------
                     City              Text     25   The full name of the city in which the business is       X     X     X     TR
                                                     physically located.
------------------------------------------------------------------------------------------------------------------------------------
                     State             Text      2   The two-character upper-case Postal Service              X     X     X     TR
                                                     abbreviation of the state in which the Clinic,
                                                     Office, Hospital or Pharmacy is physically located.
------------------------------------------------------------------------------------------------------------------------------------
                      ZIP              Text     10   The postal ZIP code in which the Clinic, Office,         X     X     X     TR
                                                     Hospital or Pharmacy is located.
------------------------------------------------------------------------------------------------------------------------------------

X     =   Required Field
*X    =   Required only if carrier is aware of this information
A     =   Required if applicable
Blank =   Optional

TR    =   Total Reject (don't work record)
ERR   =   Error (blank the field in error but still work the record)

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-2 (a)

 Note: Validate the field type and maximum size, values bolded, and whether the field is required or not, for each Provider Type.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                             PROVIDER TYPES
                                                                                                             (SEE FOOTNOTES)    EDIT
                                                                                                             ----------------
                    FIELD NAME   FIELD TYPE  SIZE                 DEFINITION                                 PRACT HOSP  PHAR
------------------------------------------------------------------------------------------------------------------------------------
                      County        Text      15     The name of the County in which the Clinic, Office,      X     X     X     TR
                                                     Hospital or Pharmacy is physically located. Spelled
                                                     out in full.
------------------------------------------------------------------------------------------------------------------------------------
                    Day Phone       Text      23     The telephone number of the business (not a specific     X     X     X     TR
                                                     Practitioner.) available during normal business
                                                     hours to make an appointment. Format: (nnn)
                                                     nnn-nnnn ext. nnnnn. (Telephone extensions are
                                                     optional)
------------------------------------------------------------------------------------------------------------------------------------
                   BusinessNPI      Text      10     The National Provider Identification number              A     A     A
                                                     given to the Clinic, Office, Hospital or Pharmacy.
                                                     As the NPI numbers are assigned, the carrier must
                                                     report the identification number. Not currently
                                                     required.
------------------------------------------------------------------------------------------------------------------------------------
                       NAPB         Text      10     The Pharmacy Board identification number, to use as                  X     ERR
                                                     a unique identifier for pharmacies.
------------------------------------------------------------------------------------------------------------------------------------
                     Comments       Text     255     Comments to IPND Coordinator regarding record.
------------------------------------------------------------------------------------------------------------------------------------
                     Website        Text       1     Is this record available to publish on the IPND Web
                                                     Provider Directory Values of Y or N Defaults to Y
------------------------------------------------------------------------------------------------------------------------------------
                  Billing Address   Text       1     Is this record a billing address only? Values of Y
                                                     or N Defaults to N
------------------------------------------------------------------------------------------------------------------------------------

X     =   Required Field
*X    =   Required only if carrier is aware of this information
A     =   Required if applicable
Blank =   Optional

TR    =   Total Reject (don't work record)
ERR   =   Error (blank the field in error but still work the record)

                                                        2003 HO & SCHIP Contract
                                                        Exhibit C-2 (b)

                                 EXHIBIT C-2 (b)
                            IPND ESCALATION PROCEDURE

The State of Washington has a contract with GeoAccess for provider network data management for Basic Health (BH), Healthy Options (HO), Children's Health Insurance Program (CHIP), and Public Employees Benefits Board (PEBB) programs. The following are guidelines in the event a carrier does not submit their monthly provider network report by the designated due date, for loading in the Integrated Provider Network Database (IPND). Late submissions are equal to non-submission for the month. Late submissions may be used as the next month's submission if another submission is not received before the deadline.

--------------------------------------------------------------------------------
Late or No Submission                     ESCALATION PROCEDURES
--------------------------------------------------------------------------------
     First Month              o   GeoAccess will follow up with the carrier
                                  contact.

                              o   GeoAccess will notify the IPND Coordinator.

                              o   The IPND Coordinator will contact the
                                  carrier(s) via telephone and follow up in writing to determine and resolve reasons for late or non-submittal. IPND Coordinator will work with the plan to ensure timely future submission and update routines.

                              o   If no new submission is received by the due
                                  date the prior month's data will be re-entered
                                  in IPND.
--------------------------------------------------------------------------------
    Second Month              o   GeoAccess will follow up with the carrier
                                  contact.

                              o   GeoAccess will notify the IPND Coordinator.

                              o The plan will receive a "warning letter" from MAA/HCA.

                              o   Prior month's data will be re-entered in IPND.
--------------------------------------------------------------------------------
     Third Month              o   No data for the carrier(s) will be displayed
                                  in the database until the next monthly
                                  submission is received.

                              o Notification of the removal of carrier data will be sent to the HCA/MAA User Interface customers.

                              o   HCA/MAA will send written notice to the
                                  carrier(s) to inform them of their omission
                                  from the database and steps necessary to
                                  update IPND for their plan.
--------------------------------------------------------------------------------

                                                          2003 HO SCHIP Contract
                                                          Exhibit D

                      Premiums, Service Areas and Capacity
                             Exhibit D-1, Capacity
                                Contractor: MHC
                           Effective: January 1, 2003

----------------------------------------------------------
    REGION           SERVICE AREA                CAPACITY
----------------------------------------------------------
      1        Island                               5,000
----------------------------------------------------------
      1        San Juan                               150
----------------------------------------------------------
      1        Skagit                               9,000
----------------------------------------------------------
      1        Whatcom                              7,000
----------------------------------------------------------
      2        Snohomish                              500
----------------------------------------------------------
      3        King                                61,000
----------------------------------------------------------
      3        Pierce                              55,000
----------------------------------------------------------
      4        Clallam                              4,000
----------------------------------------------------------
      4        Jefferson*                               0*
----------------------------------------------------------
      4        Kitsap                               9,000
----------------------------------------------------------
      5        Grays Harbor                         7,000
----------------------------------------------------------
      5        Lewis                                8,400
----------------------------------------------------------
      5        Mason                                  800
----------------------------------------------------------
      5        Pacific                              1,000
----------------------------------------------------------
      5        Thurston                             4,000
----------------------------------------------------------
      6        Clark*                                   0*
----------------------------------------------------------
      6        Cowlitz                              6,400
----------------------------------------------------------
      6        Skamania*                                0*
----------------------------------------------------------
      6        Wahkiakum*                               0*
----------------------------------------------------------
      7        Adams                                1,250
----------------------------------------------------------
      7        Chelan                              10,000
----------------------------------------------------------
      7        Douglas                              4,000
----------------------------------------------------------
      7        Grant                                9,900
----------------------------------------------------------
      7        Okanogan                             7,450
----------------------------------------------------------
      8        Kittitas*                                0*
----------------------------------------------------------
      8        Klickitat*                               0*
----------------------------------------------------------
      8        Yakima                               4,000
----------------------------------------------------------
      9        Ferry*                                   0*
----------------------------------------------------------
      9        Lincoln                              1,000
----------------------------------------------------------
      9        Pend Orielle                         1,600
----------------------------------------------------------
      9        Stevens*                                 0*
----------------------------------------------------------
      10       Spokane                             30,000
----------------------------------------------------------
      11       Asotin*                                  0*
----------------------------------------------------------
      11       Garfield                               120
----------------------------------------------------------
      11       Whitman                              2,300
----------------------------------------------------------
      12       Benton                               9,000
----------------------------------------------------------
      12       Columbia                               450
----------------------------------------------------------
      12       Franklin                             8,500
----------------------------------------------------------
      12       Walla Walla                          6,000
----------------------------------------------------------

*NOTE: Shaded areas are those not currently served.

                                                          2003 HO SCHIP Contract
                                                          Exhibit D

                      Premiums, Service Areas and Capacity
                        Exhibit D-2, Adjustment Factors
                                Contractor: MHC
                           Effective: January 1, 2003

-----------------------------------------------------------------------------------------------------
   REGION           SERVICE AREA              GEO ADJ FACTOR                  HO RISK ADJ FACTOR
-----------------------------------------------------------------------------------------------------
                                                                          1st Qtr      2nd - 4th Qtr
-----------------------------------------------------------------------------------------------------
      1       Island                            1.005                      0.974
----------------------------------------------------------------------------------------------------
      1       Skagit                            1.005                      0.974
----------------------------------------------------------------------------------------------------
      1       San Juan                          1.005                      0.974
----------------------------------------------------------------------------------------------------
      1       Whatcom                           1.005                      0.974
----------------------------------------------------------------------------------------------------
      2       Snohomish                         1.053                      0.977
----------------------------------------------------------------------------------------------------
      3       King                              0.998                      0.994
----------------------------------------------------------------------------------------------------
      3       Pierce                            0.998                      0.994
----------------------------------------------------------------------------------------------------
      4       Clallam                           1.011                      0.949
----------------------------------------------------------------------------------------------------
      4       Jefferson*                        1.011*                     0.949*
----------------------------------------------------------------------------------------------------
      4       Kitsap                            1.011                      0.949
----------------------------------------------------------------------------------------------------
      5       Grays Harbor                      1.028                      1.002
----------------------------------------------------------------------------------------------------
      5       Lewis                             1.028                      1.002
----------------------------------------------------------------------------------------------------
      5       Mason                             1.028                      1.002
----------------------------------------------------------------------------------------------------
      5       Pacific*                          1.028*                     1.002*
----------------------------------------------------------------------------------------------------
      5       Thurston                          1.028                      1.002
----------------------------------------------------------------------------------------------------
      6       Clark*                            0.955*                     1.046*
----------------------------------------------------------------------------------------------------
      6       Cowlitz                           0.955                      1.046
----------------------------------------------------------------------------------------------------
      6       Skamania*                         0.955*                     1.046*
----------------------------------------------------------------------------------------------------
      6       Wahkiakum*                        0.955*                     1.046*
----------------------------------------------------------------------------------------------------
      7       Adams                             1.011                      1.014
----------------------------------------------------------------------------------------------------
      7       Chelan                            1.011                      1.014
----------------------------------------------------------------------------------------------------
      7       Douglas                           1.011                      1.014
----------------------------------------------------------------------------------------------------
      7       Grant                             1.011                      1.014
----------------------------------------------------------------------------------------------------
      7       Okanogan                          1.011                      1.014
----------------------------------------------------------------------------------------------------
      8       Kittitas*                         0.981*                     1.003*
----------------------------------------------------------------------------------------------------
      8       Klickitat*                        0.981*                     1.003*
----------------------------------------------------------------------------------------------------
      8       Yakima                            0.981                      1.003
----------------------------------------------------------------------------------------------------
      9       Ferry*                            1.044*                     1.009*
----------------------------------------------------------------------------------------------------
      9       Lincoln                           1.044                      1.009
----------------------------------------------------------------------------------------------------
      9       Pend Orielle                      1.044                      1.009
----------------------------------------------------------------------------------------------------
      9       Stevens*                          1.044*                     1.009*
----------------------------------------------------------------------------------------------------
     10       Spokane                           1.018                      0.998
----------------------------------------------------------------------------------------------------
     11       Asotin*                           1.021*                     0.981*
----------------------------------------------------------------------------------------------------
     11       Garfield                          1.021                      0.981
----------------------------------------------------------------------------------------------------
     11       Whitman                           1.021                      0.981
----------------------------------------------------------------------------------------------------
     12       Benton                            0.991                      1.004
----------------------------------------------------------------------------------------------------
     12       Columbia                          0.991                      1.004
----------------------------------------------------------------------------------------------------
     12       Franklin                          0.991                      1.004
----------------------------------------------------------------------------------------------------
     12       Walla Walla                       0.991                      1.004
----------------------------------------------------------------------------------------------------

*Note: Shaded areas are those not currently served.

                                                          2003 Ho Schip Contract
                                                                       Exhibit D

                      Premiums, Service Areas and Capacity
                        Exhibit D-3 Service Area Detail
                                Contractor: Mhc
                           Effective January 1, 2002

--------------------------------------------------------------------------------------------------------------------------------
   Adams                            Benton                   Chelan                     Clallam                  Clark
================================================================================================================================
================================================================================================================================
   CITY           ZIP          CITY       ZIP          CITY           ZIP         CITY          ZIP      CITY            ZIP
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Benge (50)       99105    Benton City     99320     Ardenvoir         98811      Beaver         98305    Amboy*          98601*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Cunningham       99327    Kennewick (U)   99336     Cashmere          98815      Carlsborg      98324    Battle Ground*  98604*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Hatton           99332    Kennewick       99337     Chelan            98816      Clallam Bay    98326    Bush Prairie*   98606*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Lind             99341    Kennewick       99338     Chelan Falls      98817      Forks          98331    Camas*          98607*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Othello          99344    Paterson        99345     Dryden            98821      Joyce          98343    Heison*         98622*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Washtucna (50)   99371    Plymouth (50)   99346     Entiat            98822      La Push        98350    La Center*      98629*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Ritzville        99169    Prosser         99350     Leavenworth       98826      Neah Bay (50)  98357    Ridgefield*     98642*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                          Richland        99352     Malaga            98828      Port Angeles   98362    Vancouver*      98660*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                          West Richland   99353     Manson            98831      Port Angeles   98363    Vancouver (U)*  98661*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                    Monitor           98836      Sekiu (50)     98381    Vancouver*      98662*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                    Peshastin         98847      Sequim         98382    Vancouver (U)*  98663*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                    Stehekin (CP 65)  98852                              Vancouver (U)*  98664*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                    Wenatchee         98801                              Vancouver*      98665*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                    Wenatchee         98807                              Vancouver*      98666*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Vancouver*      98667*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Vancouver*      98668*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Vancouver*      98682*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Vancouver*      98683*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Vancouver (U)*  98684*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Vancouver*      98685*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Vancouver*      98686*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Vancouver*      98687*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Yacolt*         98675*
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                         Washougal*       98671*
--------------------------------------------------------------------------------------------------------------------------------



----------------------------------------------
      Columbia                 Cowlitz
==============================================
==============================================
  CITY      ZIP           CITY         ZIP
----------------------------------------------
----------------------------------------------
Dayton      99328     Ariel (50)       98603
----------------------------------------------
----------------------------------------------
Starbuck    99359     Carrolls         98609
----------------------------------------------
----------------------------------------------
                      Castle Rock      98611
----------------------------------------------
----------------------------------------------
                      Cougar (50)      98616
----------------------------------------------
----------------------------------------------
                      Kalama           98625
----------------------------------------------
----------------------------------------------
                      Kelso            98626
----------------------------------------------
----------------------------------------------
                      Longview         98632
----------------------------------------------
----------------------------------------------
                      Ryderwood        98581
----------------------------------------------
----------------------------------------------
                      Silverlake       98645
----------------------------------------------
----------------------------------------------
                      Toutle           98649
----------------------------------------------
----------------------------------------------
                      Woodland         98674
----------------------------------------------
----------------------------------------------

                                                          2003 HO SCHIP Contract
                                                          Exhibit D

                                    Exhibit D
                      Premiums, Service Areas and Capacity
                        Exhibit D-3, Service Area Detail
                                Contractor: MHC
                           Effective: January 1, 2003

---------------------------------------------------------------------------------------------
      Douglas                      Ferry                    Franklin       Garfield
=============================================================================================
        CITY           ZIP         CITY         ZIP       CITY      ZIP      CITY       ZIP
---------------------------------------------------------------------------------------------
Bridgeport            98813   Boyd*            99107*  Connell     99326  Pomeroy      99347
---------------------------------------------------------------------------------------------
East Wenatchee        98802   Curlew (50)*     99118*  Eltopia     99330
---------------------------------------------------------------------------------------------
Mansfield             98830   Danville (50)*   99121*  Kahlotus    99335
---------------------------------------------------------------------------------------------
Orondo                98843   Inchelium (50)*  99138*  Mesa        99343
---------------------------------------------------------------------------------------------
Palisades             98845   Keller*          99140*  Pasco       99301
---------------------------------------------------------------------------------------------
Rock Island           98850   Laurier (50)*    99146*  Pasco       99302
---------------------------------------------------------------------------------------------
Waterville            98858   Malo*            99150*
---------------------------------------------------------------------------------------------
                              Orient*          99160*
---------------------------------------------------------------------------------------------
                              Republic*        99166*
---------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
      Grant                     Grays Harbor           Island                 Jefferson
=====================================================================================================
       CITY         ZIP         CITY          ZIP       CITY        ZIP          CITY          ZIP
-----------------------------------------------------------------------------------------------------
 Beverly           99321  Aberdeen*          98520* Clinton        98236  Brinnon*            98320*
-----------------------------------------------------------------------------------------------------
 Coulee City       99115  Amanda Park*       98526* Coupeville     98239  Chimacum*           98325*
-----------------------------------------------------------------------------------------------------
 Electric City     99123  Copalis Bch.*      98535* Freeland       98249  Port Hadlock*       98339*
-----------------------------------------------------------------------------------------------------
 Ephrata           98823  Copalis Cros*      98536* Greenbank      98253  Nordland*           98358*
-----------------------------------------------------------------------------------------------------
 George            98824  Cosmopolis*        98537* Langley        98260  Port Ludlow*        98365*
-----------------------------------------------------------------------------------------------------
 Grand Coulee      99133  Elma*              98541* Oak Harbor     98277  Port Townsend*      98368*
-----------------------------------------------------------------------------------------------------
 Hartline          99135  Grayland*          98547* Oak Harbor     98278  Quilcene*           98376*
-----------------------------------------------------------------------------------------------------
 Marlin            98832  Hoquiam*           98550*
-----------------------------------------------------------------------------------------------------
 Mattawa (50)      99349  Humptuliips*       98552*
-----------------------------------------------------------------------------------------------------
 Moses Lake        98837  Malone*            98559*
-----------------------------------------------------------------------------------------------------
 Quincy            98848  McCleary*          98557*
-----------------------------------------------------------------------------------------------------
 Royal City        99357  Moclips*           98562*
-----------------------------------------------------------------------------------------------------
 Soap Lake         98851  Montesano*         98563*
-----------------------------------------------------------------------------------------------------
 Stratford         98853  Neilton*           98566*
-----------------------------------------------------------------------------------------------------
 Warden            98857  Oakville*          98568*
-----------------------------------------------------------------------------------------------------
 Wilson Creek      98860  Ocean Shores*      98569*
-----------------------------------------------------------------------------------------------------
                          Pacific Bch.*      98571*
-----------------------------------------------------------------------------------------------------
                          Quinault*          98575*
-----------------------------------------------------------------------------------------------------
                          Satsop*            98583*
-----------------------------------------------------------------------------------------------------
                          Taholah*           98587*
-----------------------------------------------------------------------------------------------------
                          Westport*          98595*
-----------------------------------------------------------------------------------------------------

NOTES:

* Shaded areas are those not currently served.
Zip codes with a (U) after the city name are urban.
Zip codes with a number (##) after the city name have that number of miles as the global distance standard.

                                                          2003 HO SCHIP Contract
                                                          Exhibit D

                      Premiums, Service Areas and Capacity
                        Exhibit D-3, Service Area Detail
                                Contractor: MHC
                           Effective: January 1, 2003

--------------------------------------------------------------------------------------------------------------
                                                  King
==============================================================================================================
        CITY           ZIP         CITY         ZIP       CITY        ZIP             CITY              ZIP
--------------------------------------------------------------------------------------------------------------
Auburn                98001   Kent             98042  Seattle (U)    98111  Seattle                    98166
--------------------------------------------------------------------------------------------------------------
Auburn (U)            98002   Kent             98064  Seattle (U)    98112  Seattle                    98168
--------------------------------------------------------------------------------------------------------------
Auburn                98071   Kirkland (U)     98033  Seattle (U)    98114  Seattle (U)                98170
--------------------------------------------------------------------------------------------------------------
Auburn                98092   Kirkland (U)     98034  Seattle (U)    98115  Seattle (U)                98171
--------------------------------------------------------------------------------------------------------------
Baring (50)           98224   Kirkland         98083  Seattle (U)    98116  Seattle (U)                98174
--------------------------------------------------------------------------------------------------------------
Bellevue              98004   Maple Valley     98038  Seattle (U)    98117  Seattle (U)                98177
--------------------------------------------------------------------------------------------------------------
Bellevue (U)          98005   Medina           98039  Seattle (U)    98118  Seattle (U)                98178
--------------------------------------------------------------------------------------------------------------
Bellevue              98006   Mercer Is. (U)   98040  Seattle (U)    98119  Seattle (U)                98181
--------------------------------------------------------------------------------------------------------------
Bellevue (U)          98007   North Bend       98045  Seattle (U)    98121  Seattle (U)                98184
--------------------------------------------------------------------------------------------------------------
Bellevue (U)          98008   Pacific (U)      98047  Seattle (U)    98122  Seattle (U)                98185
--------------------------------------------------------------------------------------------------------------
Bellevue              98009   Preston          98050  Seattle (U)    98124  Seattle                    98188
--------------------------------------------------------------------------------------------------------------
Bellevue              98015   Ravensdale       98051  Seattle (U)    98125  Seattle (U)                98190
--------------------------------------------------------------------------------------------------------------
Black Diamond         98010   Redmond          98052  Seattle (U)    98126  Seattle (U)                98191
--------------------------------------------------------------------------------------------------------------
Bothell (U)           98011   Redmond          98053  Seattle (U)    98129  Seattle (U)                98195
--------------------------------------------------------------------------------------------------------------
Bothell               98041   Redmond          98073  Seattle (U)    98131  Seattle                    98198
--------------------------------------------------------------------------------------------------------------
Burton                98013   Redmond          98074  Seattle (U)    98132  Seattle (U)                98199
--------------------------------------------------------------------------------------------------------------
Carnation             98014   Redondo          98054  Seattle (U)    98133  Skykomish (50)             98288
--------------------------------------------------------------------------------------------------------------
Duvall                98019   Renton           98055  Seattle (U)    98134  Snoqualmie                 98065
--------------------------------------------------------------------------------------------------------------
Enumclaw (50)         98022   Renton (U)       98056  Seattle (U)    98136  Vashon                     98070
--------------------------------------------------------------------------------------------------------------
Fall City             98024   Renton           98057  Seattle (U)    98138  Woodinville                98072
--------------------------------------------------------------------------------------------------------------
Federal Way (U)       98003   Renton           98058  Seattle (U)    98144  Bothell (U)                98012
--------------------------------------------------------------------------------------------------------------
Federal Way (U)       98023   Renton           98059  Seattle (U)    98145  Bothell (U)                98021
--------------------------------------------------------------------------------------------------------------
Federal Way           98063   Seahurst         98062  Seattle (U)    98146  Bothell (U)                98082
--------------------------------------------------------------------------------------------------------------
Federal Way           98093   Seattle (U)      98101  Seattle        98148  Snoqualmie Pass (50)       98068
--------------------------------------------------------------------------------------------------------------
Hobart                98025   Seattle (U)      98102  Seattle (U)    98151
--------------------------------------------------------------------------------------------------------------
Issaquah              98027   Seattle (U)      98103  Seattle (U)    98154
--------------------------------------------------------------------------------------------------------------
Issaquah              98029   Seattle (U)      98104  Seattle (U)    98155
--------------------------------------------------------------------------------------------------------------
Kent                  98030   Seattle (U)      98105  SeaTac (U)     98158
--------------------------------------------------------------------------------------------------------------
Issaquah              98075   Seattle (U)      98106  Seattle (U)    98160
--------------------------------------------------------------------------------------------------------------
Kenmore               98028   Seattle (U)      98107  Seattle (U)    98161
--------------------------------------------------------------------------------------------------------------
Kent (U)              98031   Seattle (U)      98108  Seattle (U)    98164
--------------------------------------------------------------------------------------------------------------
Kent                  98032   Seattle (U)      98109
--------------------------------------------------------------------------------------------------------------
Kent                  98035
--------------------------------------------------------------------------------------------------------------

Shaded areas are those not currently served.
Zip codes with a (U) after the city name are urban.
Zip codes with a number (##) after the city name have that number of miles as the global distance standard.

                                                          2003 HO SCHIP Contract
                                                          Exhibit D

                      Premiums, Service Areas and Capacity
                        Exhibit D-3, Service Area Detail
                                Contractor: MHC
                           Effective: January 1, 2003

-----------------------------------------------------------------------------------------------------
      Kitsap                 Kittitas                Klickitat                   Lewis
=====================================================================================================
       CITY          ZIP       CITY        ZIP         CITY          ZIP          CITY          ZIP
-----------------------------------------------------------------------------------------------------
Bainbridge Is.      98110  CleElum*       98922* Appleton*          98602* Adna                98522
-----------------------------------------------------------------------------------------------------
Bremerton (U)       98310  Easton*        98925* Bickleton (50)*    99322* Centralia           98531
-----------------------------------------------------------------------------------------------------
Bremerton           98311  Ellensburg*    98926* Bingen*            98605* Chehalis            98532
-----------------------------------------------------------------------------------------------------
Bremerton           98312  Kittitas*      98934* Centerville*       98613* Cinnabar            98533
-----------------------------------------------------------------------------------------------------
Bremerton (U)       98314  Ronald*        98940* Dallesport*        98617* Curtis              98538
-----------------------------------------------------------------------------------------------------
Bremerton           98337  Roslyn*        98941* Glenwood (50)*     98619* Doty                98539
-----------------------------------------------------------------------------------------------------
Bremerton           98322  S. CleElum*    98943* Goldendale*        98620* Ethel               98542
-----------------------------------------------------------------------------------------------------
Hansville           98340  Thorp*         98946* Husum*             98623* Galvin              98544
-----------------------------------------------------------------------------------------------------
Indianola           98342  Vantage*       98950* Klickitat*         98628* Glennoma            98336
-----------------------------------------------------------------------------------------------------
Keyport             98345                        Lyle*              98635* Mineral             98355
-----------------------------------------------------------------------------------------------------
Kingston            98346                        Roosevelt (50)*    99356* Morton              98356
-----------------------------------------------------------------------------------------------------
Manchester          98353                        Trout Lake*        98650* Mossyrock           98564
-----------------------------------------------------------------------------------------------------
Ollala              98359                        Wahkiacus*         98670* Napavine            98565
-----------------------------------------------------------------------------------------------------
Port Gamble         98364                        White Salmon*      98672* Onalaska            98570
-----------------------------------------------------------------------------------------------------
Port Orchard        98366                        Wishram*           98673* Packwood (50)       98361
-----------------------------------------------------------------------------------------------------
Port Orchard        98367                                                  Pe Ell              98572
-----------------------------------------------------------------------------------------------------
Poulsbo             98370                                                  Randle (50)         98377
-----------------------------------------------------------------------------------------------------
Retsil              98378                                                  Salkum              98582
-----------------------------------------------------------------------------------------------------
Rollingbay          98061                                                  Silver Creek        98585
-----------------------------------------------------------------------------------------------------
Seabeck             98380                                                  Toledo              98591
-----------------------------------------------------------------------------------------------------
Silverdale          98315                                                  Vader               98593
-----------------------------------------------------------------------------------------------------
Silverdale          98383                                                  Winlock             98596
-----------------------------------------------------------------------------------------------------
SouthColby          98384
-----------------------------------------------------------------------------------------------------
Southworth          98386
-----------------------------------------------------------------------------------------------------
Suquamish           98392
-----------------------------------------------------------------------------------------------------
Tracyton            98393
-----------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------
     Lincoln                Mason                  Okanogan
=========================================================================
      CITY         ZIP       CITY       ZIP          CITY          ZIP
-------------------------------------------------------------------------
 Almira           99103  Allyn         98524  Brewster            98812
-------------------------------------------------------------------------
 Creston          99117  Belfair       98528  Carlton             98814
-------------------------------------------------------------------------
 Davenport        99122  Grapeview     98546  Conconully          98819
-------------------------------------------------------------------------
 Edwall           99008  Hoodsport     98548  Coulee Dam          99116
-------------------------------------------------------------------------
 Harrington       99134  Lilliwaup     98555  Elmer City          99124
-------------------------------------------------------------------------
 Odessa           99144  Matlock       98560  Loomis              98827
-------------------------------------------------------------------------
 Lincoln          99147  Shelton       98584  Malott              98829
-------------------------------------------------------------------------
 Mohler           99154  Tahuya        98588  Mazama (50)         98833
-------------------------------------------------------------------------
 Odessa           99159  Union         98592  Methow              98834
-------------------------------------------------------------------------
 Reardan          99029                       Nespelem            99155
-------------------------------------------------------------------------
 Sprague (50)     99032                       Okanogan            98840
-------------------------------------------------------------------------
 Wilbur           99185                       Omak                98841
-------------------------------------------------------------------------
                                              Oroville            98844
-------------------------------------------------------------------------
                                              Pateros             98846
-------------------------------------------------------------------------
                                              Riverside           98849
-------------------------------------------------------------------------
                                              Tonasket            98855
-------------------------------------------------------------------------
                                              Twisp (50)          98856
-------------------------------------------------------------------------
                                              Wauconda (50)       98859
-------------------------------------------------------------------------
                                              Winthrop (50)       98862
-------------------------------------------------------------------------

NOTES:

*  Shaded areas are those not currently served.
Zip codes with a (U) after the city name are urban.
Zip codes with a number (##) after the city name have that number of miles as the global distance standard.

2003 HO SCHIP Contract
Exhibit D
Premiums, Service Areas and Capacity
Exhibit D-3, Service Area Detail
Contractor: MHC
Effective: January 1, 2003

-------------------------------------------------------------------------------------------------------
    Pacific                  Pend Oreille                                      Pierce
=======================================================================================================
      CITY         ZIP           CITY            ZIP         CITY         ZIP        CITY         ZIP
-------------------------------------------------------------------------------------------------------
Bay Center        98527  Cusick (50)            99119  Anderson Is.      98303  South Prairie    98385
-------------------------------------------------------------------------------------------------------
Chinook           98614  Ione (50)              99139  Ashford (50)      98304  Spanaway         98387
-------------------------------------------------------------------------------------------------------
Illwaco           98624  Metaline (50)          99152  Buckley           98321  Steilacoom       98388
-------------------------------------------------------------------------------------------------------
Lebam             98554  Metaline Falls (50)    99153  Camp Murray       98430  Sumner           98352
-------------------------------------------------------------------------------------------------------
Long Beach        98631  Newport                99156  Carbonado         98323  Sumner           98390
-------------------------------------------------------------------------------------------------------
Menlo             98561  Usk                    99180  Dupont            98327  Tacoma (U)       98401
-------------------------------------------------------------------------------------------------------
Nahcotta          98637                                Eatonville        98328  Tacoma (U)       98402
-------------------------------------------------------------------------------------------------------
Naselle           98638                                Elbe              98330  Tacoma (U)       98403
-------------------------------------------------------------------------------------------------------
Ocean Park        98640                                Fox Island        98333  Tacoma (U)       98404
-------------------------------------------------------------------------------------------------------
Oysterville       98641                                Gig Harbor        98329  Tacoma (U)       98405
-------------------------------------------------------------------------------------------------------
Raymond           98577                                Gig Harbor        98332  Tacoma (U)       98406
-------------------------------------------------------------------------------------------------------
Seaview           98644                                Gig Harbor        98335  Tacoma (U)       98407
-------------------------------------------------------------------------------------------------------
South Bend        98586                                Graham            98338  Tacoma (U)       98408
-------------------------------------------------------------------------------------------------------
Tokeland          98590                                Kapowsin          98344  Tacoma (U)       98409
-------------------------------------------------------------------------------------------------------
                                                       La Grande         98348  Tacoma (U)       98411
-------------------------------------------------------------------------------------------------------
                                                       Lake Bay          98349  Tacoma (U)       98412
-------------------------------------------------------------------------------------------------------
                                                       Lakewood          98439  Tacoma (U)       98413
-------------------------------------------------------------------------------------------------------
                                                       Lakewood          98492  Tacoma (U)       98415
-------------------------------------------------------------------------------------------------------
                                                       Lakewood          98497  Tacoma (U)       98416
-------------------------------------------------------------------------------------------------------
                                                       Lakewood          98498  Tacoma (U)       98418
-------------------------------------------------------------------------------------------------------
                                                       Lakewood          98499  Tacoma           98421
-------------------------------------------------------------------------------------------------------
                                                       Longbranch        98351  Tacoma           98422
-------------------------------------------------------------------------------------------------------
                                                       Longmire          98397  Tacoma           98424
-------------------------------------------------------------------------------------------------------
                                                       McChord AFB       98438  Tacoma           98431
-------------------------------------------------------------------------------------------------------
                                                       McKenna           98558  Tacoma           98433
-------------------------------------------------------------------------------------------------------
                                                       Milton            98354  Tacoma           98442
-------------------------------------------------------------------------------------------------------
                                                       Orting            98360  Tacoma           98443
-------------------------------------------------------------------------------------------------------
                                                       Puyallup          98371  Tacoma (U)       98444
-------------------------------------------------------------------------------------------------------
                                                       Puyallup          98372  Tacoma (U)       98445
-------------------------------------------------------------------------------------------------------
                                                       Puyallup (U)      98373  Tacoma           98446
-------------------------------------------------------------------------------------------------------
                                                       Puyallup          98374  Tacoma (U)       98447
-------------------------------------------------------------------------------------------------------
                                                       Puyallup           98375 Tacoma (U)       98450
-------------------------------------------------------------------------------------------------------
                                                       Roy               98580
-------------------------------------------------------------------------------------------------------

----------------------------------------------------------
                 Pierce                   San Juan
==========================================================
          CITY             ZIP         CITY         ZIP
----------------------------------------------------------
 Tacoma (U)               98455  Deer Harbor       98243
----------------------------------------------------------
 Tacoma (U)               98460  Eastsound         98245
----------------------------------------------------------
 University Place (U)     98464  Friday Harbor     98250
----------------------------------------------------------
 Tacoma (U)               98465  Lopez Is.         98261
----------------------------------------------------------
 Tacoma (U)               98466  Olga              98279
----------------------------------------------------------
 Tacoma                   98471  Orcas             98280
----------------------------------------------------------
 Tacoma                   98477  Shaw Is.          98286
----------------------------------------------------------
 Tacoma                   98481  Waldron           98297
----------------------------------------------------------
 Tacoma                   98493  Blakley Island    98222
----------------------------------------------------------
 University Place         98467
----------------------------------------------------------
 Vaughn                   98394
----------------------------------------------------------
 Wauna                    98395
----------------------------------------------------------
 Wilkeson                 98396
----------------------------------------------------------
 Paradise Inn             98398
----------------------------------------------------------

NOTES:

* Shaded areas are those not currently served.
Zip codes with a (U) after the city name are urban.
Zip codes with a number (##) after the city name have that number of miles as the global distance standard.

                                                          2003 HO SCHIP Contract
                                                          Exhibit D

                      Premiums, Service Areas and Capacity
                        Exhibit D-3, Service Area Detail
                                Contractor: MHC
                           Effective: January 1, 2003

------------------------------------------------------------------------------------------------------------------------------------
        Skagit                      Skamania*                  Snohomish                                Spokane
====================================================================================================================================
====================================================================================================================================
         CITY         ZIP         CITY*        ZIP*            CITY           ZIP          CITY           ZIP        CITY      ZIP
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Anacortes            98221   Carson*          98610* Arlington*              98223*  Airway Hts.         99001  Spokane       99210
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Bow                  98232   N. Bonneville*   98639* Darrington (50)*        98241*  Chattaroy           99003  Spokane       99211
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Bow                  98246   Stevenson*       98648* Edmonds (U)             98020   Cheney              99004  Spokane       99212
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Burlington           98233   Underwood*       98651* Edmonds (U)             98026   Colbert             99005  Spokane       99213
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Clear Lake           98235                           Everett*                98201*  Deer Park           99006  Spokane       99214
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Concrete (50)        98237                           Everett*                98203*  Elk                 99009  Spokane       99215
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Conway               98238                           Everett*                98204*  Fairchild AFB       99011  Spokane       99216
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Hamilton             98255                           Everett*                98205*  Fairfield           99012  Spokane       99217
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
La Conner            98257                           Everett*                98206*  Four Lakes          99014  Spokane (U)   99218
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Lyman                98263                           Everett*                98207*  Freeman             99015  Spokane       99219
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Marble Mount (50)    98267                           Everett*                98208*  Greenacres          99016  Spokane       99220
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Mt. Vernon           98273                           Gold Bar*               98251*  Latah               99018  Spokane       99223
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Mt. Vernon           98274                           Granite Falls*          98252*  Liberty Lake        99019  Spokane       99224
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Rockport (50)        98283                           Index*                  98256*  Marshall            99020  Spokane       99228
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Sedro Wooley         98284                           Lake Stevens*           98258*  Mead                99021  Spokane       99251
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Lynnwood (U)*           98036*  Medical Lake        99022  Spokane       99252
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Lynnwood (U)*           98037*  Mica                99023  Spokane       99256
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Lynnwood (U)*           98046*  Newman Lake         99025  Spokane       99258
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Marysville*             98270*  Nine Miles Falls    99026  Spokane       99260
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Marysville*             98271*  Otis Orchards       99027  Spokane       99299
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Monroe*                 98272* Rockford            99030  Valleyford    99036
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Mountlake Terrace (U)*  98043* Spangle             99031  Veradale      99037
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Mukilteo*               98275* Spokane (U)         99201  Waverly       99039
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     N. Lakewood*            98259* Spokane (U)         99202
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Silvana*                98287* Spokane (U)         99203
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Snohomish*              98290* Spokane (U)         99204
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Snohomish*              98291* Spokane (U)         99205
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Snohomish*              98296* Spokane             99206
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Stanwood*               98282* Spokane (U)         99207
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Stanwood*               98292* Spokane             99208
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Startup*                98293* Spokane             99209
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                     Sultan*                 98294*
------------------------------------------------------------------------------------------------------------------------------------

 NOTES:
*Shaded areas are those not currently served.
 Zip codes with a (U) after the city name are urban.
 Zip codes with a number (##) after the city name have that number of miles as the global distance standard.

                                                          2003 HO SCHIP Contract
                                                          Exhibit D

                      Premiums, Service Areas and Capacity
                        Exhibit D-3, Service Area Detail
                                Contractor: MHC
                           Effective: January 1, 2003

-------------------------------------------------------------------------------------------------------------------------------
      Stevens                   Thurston                    Wahkiakum          Walla Walla                 Whatcom
===============================================================================================================================
       CITY           ZIP         CITY         ZIP        CITY        ZIP          CITY         ZIP         CITY          ZIP
-------------------------------------------------------------------------------------------------------------------------------
Addy*                99101*  Bucoda           98530  Cathlamet*      98612*  Burbank           99323  Acme               98220
-------------------------------------------------------------------------------------------------------------------------------
Chewelah*            99109*  East Olympia     98540  Grays River*    98621*  College Place     99324  Bellingham (U)     98225
-------------------------------------------------------------------------------------------------------------------------------
Clayton*             99110*  Lacey            98503  Rosburg*        98643*  Dixie             99329  Bellingham         98226
-------------------------------------------------------------------------------------------------------------------------------
Colville*            99114*  Lacey            98509  Skamokawa*      98647*  Prescott (50)     99348  Bellingham         98227
-------------------------------------------------------------------------------------------------------------------------------
Evans*               99126*  Littlerock       98556                          Touchet           99360  Bellingham         98228
-------------------------------------------------------------------------------------------------------------------------------
Ford*                99013*  Olympia          98501                          Walla Walla       99362  Bellingham         98229
-------------------------------------------------------------------------------------------------------------------------------
Fruitland*           99129*  Olympia          98502                          Wallula           99363  Blaine             98230
-------------------------------------------------------------------------------------------------------------------------------
Gifford*             99131*  Olympia          98504                          Waitsburg         99361  Blaine             98231
-------------------------------------------------------------------------------------------------------------------------------
Hunters (50)*        99137*  Olympia          98505                                                   Custer             98240
-------------------------------------------------------------------------------------------------------------------------------
Kettle Falls (50)*   99141*  Olympia          98506                                                   Deming             98244
-------------------------------------------------------------------------------------------------------------------------------
Loon Lake*           99148*  Olympia          98507                                                   Everson            98247
-------------------------------------------------------------------------------------------------------------------------------
Marcus*              99151*  Olympia          98508                                                   Ferndale           98248
-------------------------------------------------------------------------------------------------------------------------------
Northport (50)*      99157*  Olympia          98512                                                   Lummi Is.          98262
-------------------------------------------------------------------------------------------------------------------------------
Rice*                99167*  Olympia          98513                                                   Lynden             98264
-------------------------------------------------------------------------------------------------------------------------------
Springdale*          99173*  Olympia          98516                                                   Maple Falls        98266
-------------------------------------------------------------------------------------------------------------------------------
Tumtum*              99034*  Olympia          98599                                                   Nooksack           98276
-------------------------------------------------------------------------------------------------------------------------------
Valley*              99181*  Rainier          98576                                                   Pt. Roberts        98281
-------------------------------------------------------------------------------------------------------------------------------
Wellpinit*           99040*  Rochester        98579                                                   Sumas              98295
-------------------------------------------------------------------------------------------------------------------------------
                             Tenino           98589
-------------------------------------------------------------------------------------------------------------------------------
                             Tumwater         98511
-------------------------------------------------------------------------------------------------------------------------------
                             Yelm             98597
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------
    Whitman                         Yakima
=========================================================
     CITY        ZIP                 CITY          ZIP
---------------------------------------------------------
 Albion         99102          Brownstown*        98920*
---------------------------------------------------------
 Belmont        99104          Buena              98921
---------------------------------------------------------
 Colfax         99111          Cowiche*           98923*
---------------------------------------------------------
 Colton         99113          Goose Prairie*     98929*
---------------------------------------------------------
 Endicott       99125          Grandview          98930
---------------------------------------------------------
 Farmington     99128          Granger            98932
---------------------------------------------------------
 Garfield       99130          Harrah*            98933*
---------------------------------------------------------
 Hay            99136          Mabton             98935
---------------------------------------------------------
 Hooper         99333          Moxee*             98936*
---------------------------------------------------------
 LaCross        99143          Naches (50)*       98937*
---------------------------------------------------------
 Lamont         99017          Outlook            98938
---------------------------------------------------------
 Malden         99149          Parker*            98939*
---------------------------------------------------------
 Oakesdale      99158          Selah              98942
---------------------------------------------------------
 Palouse        99161          Sunnyside          98944
---------------------------------------------------------
 Pullman        99163          Tieton*            98947*
---------------------------------------------------------
 Pullman        99164          Toppenish          98948
---------------------------------------------------------
 Pullman        99165          Wapato*            98951*
---------------------------------------------------------
 Rosalia        99170          White Swan*        98952*
---------------------------------------------------------
 St John        99127          Yakima             98901
---------------------------------------------------------
 St. John       99171          Yakima (U)         98902
---------------------------------------------------------
 Steptoe        99174          Yakima             98903
---------------------------------------------------------
 Tekoa          99033          Yakima*            98904*
---------------------------------------------------------
 Thornton       99176          Yakima*            98907*
---------------------------------------------------------
 Uniontown      99179          Yakima*            98908*
---------------------------------------------------------
                               Yakima*            98909*
---------------------------------------------------------
                               Zillah             98953
---------------------------------------------------------

NOTES:
* Shaded areas are those not currently served.
Zip codes with a (U) after the city name are urban.
Zip codes with a number (##) after the city name have that number of miles as the global distance standard.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit E

                                    EXHIBIT E
                               CHAPTER 388-542 WAC
                     CHILDREN'S HEALTH INSURANCE PLAN (CHIP)

WAC 388-542-0050 DEFINITIONS FOR CHILDREN'S HEALTH INSURANCE PROGRAM (CHIP) TERMS. The following definitions and abbreviations, those found in WAC 388-538-050 and in 388-500-0005 Medical definitions, apply to this chapter. "CHILDREN'S HEALTH INSURANCE PROGRAM (CHIP)" means the health insurance program authorized by Title XXI of the Social Security Act and administered by the department of social and health services (DSHS). This program also is referred to as the state children's health insurance program (SCHIP).
"CLIENT PREMIUM" means a monthly payment a client makes to the department of social and health services (DSHS) for CHIP coverage.
"CREDITABLE COVERAGE" means most types of public and private health coverage, except Indian health services, that provides access to physicians, hospitals, laboratory services, and radiology services. This term applies to the coverage whether or not the coverage is equivalent to that offered under CHIP. "Creditable coverage" is described in 42 U.S.C. Sec. 1397jj. "EMPLOYER-SPONSORED DEPENDENT COVERAGE" means creditable health coverage for dependents offered by a family member's employer or union, for which the employer or union may contribute in whole or part towards the premium. Extensions of such coverage (e.g., COBRA extensions) also qualify as employer-sponsored dependent coverage as long as there remains a contribution toward the premiums by the employer or union.
"FINANCE DIVISION" means the division of the department of social and health services that sends out billing statements, monitors accounts, and collects the CHIP client premiums.

WAC 388-542-0100 CHIP SCOPE OF CARE. (1) Children's health insurance program
(CHIP) clients are eligible for the same scope of medical care as Medicaid categorically needy clients as described in WAC 388-529-0100.
(2) The medical assistance administration (MAA) requires CHIP clients, except for clients who are American Indian or Alaska Native (AI/AN), to enroll in managed care according to WAC 388-538-060(1)(b) through (5)(d). AI/AN clients may choose to receive services under MAA's fee-for-service system.
(3) For eligible CHIP clients who are not enrolled in managed care:
(a) MAA determines which services are medically necessary;
(b) Clients must obtain covered services from providers who have core provider agreements with MAA; and
(c) As a condition of coverage, MAA may require the service provider to obtain authorization from MAA for coverage of nonemergency services.
(4) A CHIP client enrolled in managed care may submit a complaint or appeal as described in WAC 388-538-110.
(5) Any CHIP client may request a fair hearing as described in chapter 388-02 WAC for

                                                        2003 HO & SCHIP Contract
                                                        Exhibit E

review of MAA coverage decisions. Clients may elect to participate in a pre-hearing review as described in WAC 388-526-2610.

WAC 388-542-0125 ACCESS TO CARE. (1) If a children's health insurance program
(CHIP) client is subject to mandatory enrollment in a managed care organization
(MCO) or with a primary care case management (PCCM) provider, the medical assistance administration (MAA) provides fee-for-service coverage between the time a client becomes eligible for CHIP services and the time the client is enrolled in managed care.
(2) Not all CHIP clients are required to enroll in an MCO or with a PCCM provider. The same enrollment criteria are applied to CHIP clients as to categorically needy Medicaid clients under WAC 388-538-060.
(3) If a CHIP client is not already enrolled in managed care, the client may request an exemption to mandatory enrollment under the process described in WAC 388-538-080. MAA provides fee-for-service coverage while a client's request for exemption from mandatory enrollment in an MCO or with a PCCM provider is being considered and until a final decision is made.
(4) If a CHIP client is already enrolled in an MCO or with a PCCM provider and requests to end the enrollment, the client remains enrolled in the client's MCO or with the PCCM provider pending MAA's final decision. The process for ending enrollment is described in WAC 388-538-130.
(5) If a CHIP client has no MCO or PCCM provider available or is permitted to choose the fee-for-service system under this chapter, the rules that apply to service coverage and payment for the children's health program apply to CHIP coverage (chapters 388-550 through 388-556 WAC).

WAC 388-542-0150 CLIENT ELIGIBILITY REQUIREMENTS FOR CHIP. (1) To be eligible for the children's health insurance program (CHIP) a client must meet all of the following. The client must:
(a) Not have other creditable coverage (see WAC 388-542-0220(1)); and
(b) Meet the CHIP program requirements and conditions in WAC 388-505-0210(3).
(2) There are no resource standards for a CHIP client. See WAC 388-478-0075(3).
(3) CHIP eligibility certification periods are described in WAC 388-416-0015.
(4) CHIP eligibility is affected by changes in a client's circumstances. See WAC 388-418-0025(2) and (6).
(5) Ongoing eligibility for CHIP requires the payment of CHIP premiums as described in WAC 388-542-0250. MAA enrolls an otherwise eligible client into the CHIP program in advance of any client premium payment.

WAC 388-542-0200 CHIP ENROLLMENT. (1) If the area in which a CHIP client lives has more than one service delivery option available to the client, the client must make a choice concerning how to receive health care services. The choice and enrollment process for CHIP clients is the same as that for categorically needy Medicaid clients described in WAC 388-538-060.
(2) The medical assistance administration (MAA) enrolls CHIP clients in MAA's managed care program (with a managed care organization (MCO) or with a primary care case management (PCCM) provider) prospectively only.

                                                        2003 HO & SCHIP Contract
                                                        Exhibit E

(3) CHIP clients are enrolled in managed care as provided for categorically needy Medicaid clients in WAC 388-538-060.
(4) A client who is required to enroll in managed care may request a change in the client's MCO or PCCM provider on the same bases as in WAC 388-538-060.

WAC 388-542-0220 ENDING CHIP CLIENT ELIGIBILITY. (1) If the medical assistance administration (MAA) finds out after eligibility determination that a CHIP client has creditable coverage at the time of application, MAA ends the client's eligibility for CHIP effective at the close of the last day of the current month.
(2) MAA ends a client's eligibility for CHIP when the client owes four consecutive months of premiums, based on the due dates listed on the billing from the finance division for the client premium(s).
(3) When MAA ends a client's eligibility according to subsection (2) of this section, a client must meet both of the following conditions to become eligible for CHIP again:
(a) Pay all unforgiven past due premiums (see WAC 388-542-0250(5); and (b) Serve a waiting period of four consecutive months. The waiting period begins the day after termination of CHIP coverage for nonpayment of premiums as described in this section. The waiting period ends once four full consecutive months of CHIP noncoverage has elapsed. The client does not have CHIP coverage during the waiting period.

WAC 388-542-0250 CHIP CLIENT COSTS. (1) The finance division charges ten dollars per covered child, per month, for the CHIP client premium. The family maximum for CHIP premiums is thirty dollars per month.
(2) The finance division sends bills for client premiums at the beginning of each month of coverage. Client premiums begin the first of the month in which the bill was sent, not the date that the client became eligible for services.
(3) MAA limits a client's out-of-pocket expenses for covered services the client obtains under the CHIP program rules, to the payment of premiums described in subsection (1) if this section.
(4) MAA exempts American Indian/Alaska Native (AI/AN) clients from paying client premiums for coverage under the CHIP program.
(5) MAA forgives client premiums that are more than twelve months overdue.

WAC 388-542-0275 REIMBURSEMENT. (1) For contractors serving CHIP clients enrolled in managed care, MAA reimburses contracted managed care organizations
(MCOs), primary care case management (PCCM) providers and providers of approved or ancillary care in the same way as described in chapter 388-538 WAC.
(2) For providers of services serving CHIP clients under MAA's fee-for-service system and without the involvement of MCOs or PCCMs, MAA reimburses according to the regulations that apply to categorically needy Medicaid clients under chapters 388-500 through 388-556 WAC.

WAC 388-542-0300 WAITING PERIOD FOR CHIP COVERAGE FOLLOWING EMPLOYER COVERAGE.
(1) The medical assistance administration (MAA) requires applicants to serve a full four-consecutive-month waiting period for CHIP coverage if the client or

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

                                                        2003 HO & SCHIP Contract
                                                        Exhibit E

family:
(a) Chooses to end employer sponsored dependent coverage. The waiting period begins the day after the employment-based coverage ends, and ends on the last day of the fourth full month of noncoverage; or
(b) Fails to exercise an optional coverage extension (e.g., COBRA) that meets the following conditions. The waiting period begins on the day there is a documented refusal of the coverage extension when the extended coverage is:
(i) Subsidized in part or in whole by the employer or union;
(ii) Available and accessible to the applicant or family; and
(iii) At a monthly cost to the family meeting the limitation of subsection
(2)(b)(iv).
(2) MAA does not require a waiting period prior to CHIP coverage when:
(a) The client or family member has a medical condition that, without treatment, would be life-threatening or cause serious disability or loss of function; or
(b) The loss of employer sponsored dependent coverage is due to any of the following((;)):
(i) Loss of employment with no post-employment subsidized coverage as described in subsection (1)(b);
(ii) Death of the employee;
(iii) The employer discontinues employer-sponsored dependent coverage;
(iv) The family's total out-of-pocket maximum for employer-sponsored dependent coverage is fifty dollars per month or more;
(v) The plan terminates employer-sponsored dependent coverage for the client because the client reached the maximum lifetime coverage amount;
(vi) Coverage under a COBRA extension period expired;
(vii) Employer-sponsored dependent coverage is not reasonably available (e.g., client would have to travel to another city or state to access care); or
(viii) Domestic violence caused the loss of coverage for the victim.

WAC 388-542-0500 MANAGED CARE RULES THAT APPLY TO CHIP. (1) In addition to the other rules that are incorporated by reference elsewhere in this chapter, the medical assistance administration (MAA) applies the following rules from chapter 388-538 WAC to the CHIP program:
(a) WAC 388-538-060, Managed care and choice, with the exception of subsection
(1)(a);
(b) WAC 388-538-070, Managed care payment;
(c) WAC 388-538-080, Managed care exemptions;
(d) WAC 388-538-095, Scope of care for managed care enrollees;
(e) WAC 388-538-100, Managed care emergency services;
(f) WAC 388-538-110. Managed care complaints, appeals and fair hearings;
(g) WAC 388-538-120, Enrollee requests for a second medical opinion;
(h) WAC 388-538-130, Ending enrollment in healthy options; and
(i) WAC 388-538-140, Quality of care.

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